UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23165

CION ARES DIVERSIFIED CREDIT FUND

(Exact name of registrant as specified in charter)

100 PARK AVENUE

25TH FLOOR

NEW YORK, NEW YORK 10017

(Address of principal executive offices)(Zip code)

Eric A. Pinero 100 Park Avenue, 25th Floor New York, New York 10017 (Name and Address of Agent for Service)
Copy to:
Michael A. Reisner Mark Gatto CION Ares Diversified Credit Fund 100 Park Avenue, 25th Floor New York, New York 10017		Richard Horowitz, Esq. Jonathan H. Gaines, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Item 1. Report to Stockholders.

(a)

CION Ares Diversified Credit Fund

ANNUAL REPORT

DECEMBER 31, 2022

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	6
Performance Summary	8
Consolidated Schedule of Investments	10
Consolidated Statement of Assets and Liabilities	102
Consolidated Statement of Operations	104
Consolidated Statements of Changes in Net Assets	105
Consolidated Statement of Cash Flows	107
Financial Highlights	108
Notes to Consolidated Financial Statements	120
Report of Independent Registered Public Accounting Firm	147
Proxy & Portfolio Information	148
Dividend Reinvestment Plan	149
Corporate Information	151
Privacy Notice	152
Trustees and Executive Officers	153

Annual Report 2022

CION Ares Diversified Credit Fund

Letter to Shareholders

December 31, 2022

Fellow Shareholders,

We are pleased to present the annual report for the CION Ares Diversified Credit Fund (the "Fund"), for the period ending December 31, 2022. The Fund has continued to experience steady asset growth over the last twelve months, with total managed assets reaching approximately $3.5 billion as of December 31, 2022. The Fund returned -1.62%1 for the year, outperforming traditional fixed income and equity markets2, owing to the Fund's defensive and diversified investment posture. As of period-end, the Fund had over 600 investments, spread across 24 unique industries. Secured debt instruments accounted for 90.3%3 of the Fund and more than 60% of the Fund was deployed in investments directly originated by the Ares platform. The Fund's relative value strategy across liquid and illiquid credit enabled Ares to capitalize on market opportunities throughout the year, which has been beneficial as volatility continues to permeate global markets amid persistent inflation and growing recessionary concerns.

Investment Philosophy and Process

The Fund employs a dynamic asset allocation framework that seeks to offer enhanced yield and downside risk mitigation, while enabling the manager to respond to changing market conditions. We believe that the differentiated, diversified portfolio of directly originated and liquid investments can provide superior risk-adjusted returns for our shareholders. Active management across a broad spectrum of credit asset classes, including direct lending in the United States and Europe, high yield bonds, leveraged loans, structured credit, real estate debt, and other credit instruments provides the opportunity to generate attractive risk-adjusted returns by capturing the best relative value.

The Fund's investment process is rigorous and incorporates top-down and bottom-up factors. The Fund's investment advisor, CION Ares Management ("CAM" or the "Advisor"), leverages the resources of the Fund's investment sub-advisor, an affiliate of Ares Management Corporation ("Ares"),to conduct ongoing proprietary analysis at the asset-class level that compares current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before CAM's 15-member investment allocation committee in semimonthly meetings, where senior members overseeing each of the underlying asset classes share their observations with the Advisor's portfolio managers.

Investment Environment

Despite a rally late in the year, capital markets were decidedly "risk-off" for most of 2022 as elevated interest rates and inflation weighed on economic conditions and investor sentiment. To combat rising inflation and supply chain challenges, the Federal Reserve ("Fed") embarked on the most aggressive hiking regime in recent history4, raising interest rates by over two percent during a six month period. Facing similar inflationary pressures, exacerbated by Russia's invasion of Ukraine, the European Central Bank ("ECB") and Bank of England implemented hiking regimes as well, with the ECB raising their policy rate to its highest level in more than a decade5. The effects of elevated rates on inflation conditions were not immediate with headline inflation levels peaking at multi decade highs of 9.1% and 10.6%6 in the U.S. and Europe, respectively, well above the central bank targets. Heightened inflation and interest rates took their toll on leading indicators, such as consumer sentiment and non-manufacturing PMI, which moved lower during the period. Combined with an inversion of the treasury curve, recessionary fears began to mount, leading to elevated volatility across the globe.

The uncertain macroeconomic environment contributed to increased dispersion across asset classes, industries, and ratings cohorts in public equity and credit markets. Most liquid credit and markets7 posted negative returns for the year, with defensive sectors providing varied layers of downside protection. Public equities returned -18.13%8 for the year as risk-off sentiment drove heightened volatility, particularly for growth sectors. Within credit, higher interest rates had a strong influence on market technicals and asset prices. Traditional fixed income, typically viewed as a ballast during periods of equity market volatility, returned -13.01%, the worst return over a twelve month period for the asset class since 19809, as investors sought to reduce exposure to assets that are more sensitive to interest rate movements. Specific to leveraged credit markets, fixed rate high yield bonds came under pressure and returned -11.22%10 for the year while floating rate syndicated loans proved relatively resilient and returned -1.06%11, with loans benefitting from increased base rates throughout the year. Reflective of the risk-off environment, high credit quality paper and defensive industries outperformed in both markets as investors sought to reposition their portfolios amid a weakening economic outlook. A higher cost of capital influenced new

Annual Report 2022

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2022

issue trends in both markets with volumes down 70% and 78%12 year-over-year for syndicated loans and high yield bonds, respectively. Specific to structured credit, collateralized loan obligation ("CLO") secondary credit spreads widened, though to a lesser degree when compared to fixed rate corporate credit, as volatility in the underlying syndicated loan market impacted primary and secondary market conditions. Within private credit, while slower to reprice, issuance slowed in the middle market as macro uncertainty impacted origination trends and lending terms, but demand was steady as all-in yields drifted upward on the back of increased reference rates and heightened execution risk in the broadly syndicated markets. Despite a weaker economic backdrop and mixed outlook, credit fundamentals were healthy throughout the year. Interest coverage for syndicated loan and high yield bond issuers remained healthy and leverage declined steadily throughout the year as a result of companies refinaincing their debt at attractive levels prior to central banks' implementing aggressive rate hiking regimes.

Looking ahead, the global economic outlook remains uncertain despite a positive Q4'22 GDP print in the U.S., cooling inflation trends, and upward revisions to economic forecasts in Europe13. Recession probabilities in the U.S. and Europe remain elevated with most macro indicators signalling weakness in the year ahead. That said, labor market conditions remain strong, supporting our view that a pullback will be shallow in nature. Further, we believe companies are generally entering this period well-positioned to service their debt, which, coupled with a lack of near term maturities, should mitigate a significant default cycle.

Specific to CADC, as a result of the Fund's dynamic asset allocation framework and wider spreads for credit markets generally, the portfolio began 2023 with an attractive 10.37% current yield and 7.31% distribution rate14. Notably, CADC's distribution rate increased by approximately two percent in 2022 as a result of elevated yields and three increases to the distribution rate. We are excited about the opportunities that lie ahead in the private markets, which have repriced risk to some extent in recent weeks and tilt towards more defensive structures as companies and private equity sponsors seek to mitigate execution risk. We believe in this environment scaled providers of flexible capital, such as Ares, are able to see opportunities to directly originate attractive risk-adjusted return investments. While we don't anticipate increasing the Fund's public markets exposure in the near term, we continue to seek to actively "high-grade" our exposure to liquid assets, swapping into discounted, higher credit quality paper. We are closely monitoring macroeconomic headwinds and will continue to seek to proactively manage exposures to identify relative value opportunities created by shifts in sentiment on rates, growth expectations, and idiosyncratic credit news. In today's environment, we believe credit selection and active portfolio management will continue to be paramount.

Summary

Market volatility is expected to persist as central banks attempt to navigate a soft landing, and we believe Ares' scaled platform, tenured experience and cycle-tested investment process will allow the Fund to successfully navigate the evolving market environment as we seek to take advantage of bouts of volatility. We are pleased with the ongoing construction of the Fund's diversified portfolio, and we believe the Fund is well positioned to find relative opportunities in an unpredictable market environment given our emphasis on senior secured, floating rate, directly originated assets in defensive, non-cyclical, service-based sectors. Our Advisor will continue to seek to leverage Ares' position as a global leader in credit markets to identify attractive investment opportunities in line with the stated objective of the Fund.

We thank you for your investment in and continued support of CION Ares Diversified Credit Fund.

Sincerely,

Mitch Goldstein Portfolio Manager CION Ares Diversified Credit Fund	Greg Margolies Portfolio Manager CION Ares Diversifed Credit Fund

Annual Report 2022

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2022

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC ("CSL") is the wholesale marketing agent for CION Ares Diversified Credit Fund ("CADC" or the "Fund"), advised by CION Ares Management, LLC ("CAM") and distributed by ALPS Distributors, Inc ("ADI"). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA. Certain Ares fund securities may be offered through its affiliate, Ares Investor Services LLC ("AIS"), a broker-dealer registered with the SEC, and a member of FINRA and SIPC.

1 Past performance is not indicative of future results. Performance shown here is the I-Share Class. The I-Share was incepted on July 12, 2017. Returns include reinvestment of distributions and reflect fund expenses inclusive of recoupment of previously provided expense support. The estimated expense ratio is 4.87% as of December 31, 2022. Expense ratios are annualized and calculated as a percentage of estimated average net assets. Share values will fluctuate, therefore if repurchased, they may be worth more or less than their original cost.

2 The proxy for traditional fixed income is the Bloomberg Aggregate Bond Index, which returned -13.01% during the period. The proxy for equity markets is the S&P 500 Index, which returned -18.13% during the period. Please refer to Index Definitions for index definitions.

3 Secured Debt Includes First and Second Lien assets, Structured Credit Debt, Structured Credit Equity. Excludes Cash.

4 Source: Visual Capitalist, Federal Reserve.

5 Source: European Central Bank.

6 Source: Bloomberg. As of December 31, 2022.

7 Defined as public equities (proxy: S&P 500), traditional fixed income (proxy: Bloomberg Aggregate Bond Index), high yield bonds (proxy: ICE BofA High Yield Index) and syndicated loans (proxy: Credit Suisse Leveraged Loan Index).

8 Proxy: S&P 500 Index. Please refer to Index Definitions for index definitions.

9 Proxy: Bloomberg Aggregate Bond Index. Please refer to Index Definitions for index definitons.

10 Proxy: ICE BofA High Yield Index. Please refer to Index Definitions for index definitions.

11 Proxy: Credit Suisse Leveraged Loan Index. Please refer to Index Definitions for index definitions.

12 Source; JP Morgan. As of December 31, 2022.

13 Source: Bloomberg. As of January 24, 2023.

14 CADC's current yield does not represent a return to investors. The current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current daily cash distribution per share without compounding), divided by the relevant net asset value per share. A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

Index Definitions

The Bloomberg Aggregate Bond Index ("Bloomberg Agg") measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. To be included in the index, bonds must be rated investment grade (at least Baa3/BBB) by Moody's and S&P. Inception date: January 1, 1976.

The Standard & Poor's 500, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

Annual Report 2022

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

December 31, 2022

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

Annual Report 2022

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2022

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

TOTAL MANAGED ASSETS*	~$3.5B
DISTRIBUTIONS[1]	Monthly
TOTAL ISSUES	614

SHARE CLASS	INCEPTION	CURRENT DISTRIBUTION RATE[2]	STANDARD DEVIATION[3]	SHARPE RATIO[4] (ANNUALIZED)
CLASS A	1/26/2017	7.07%	3.93%	0.85
CLASS C	7/12/2017	6.31%	3.95%	0.81
CLASS I	7/12/2017	7.31%	3.94%	0.91
CLASS L	11/2/2017	6.82%	4.04%	0.78
CLASS U	7/25/2019	6.53%	4.74%	0.53
CLASS U-2	4/13/2020	6.54%	3.05%	2.69
CLASS W	12/4/2018	6.77%	4.44%	0.77

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

Mimecast	1.3%
Kaseya	1.3%
Nielsen	1.3%
DigiCert	1.1%
TurnPoint Services	1.1%
High Street Insurance Partners	1.1%
eCapital	1.0%
Conservice Midco, LLC	1.0%
Premium Credit	1.0%
Global Medical Response, Inc.	0.9%

Allocation by Industry* % of Portfolio

Software & Services	21.4%
Commercial & Professional Services	10.6%
Health Care Equipment & Services	8.7%
Diversified Financials	8.5%
Capital Goods	6.6%
Structured Products	6.4%
Insurance	5.8%
Consumer Services	5.8%
Other	22.6%
Cash	3.8%

* Holdings and allocations, unless otherwise indicated, are based on the total managed assets and subject to change without notice. Total managed assets is defined as the total assets (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage). Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Annual Report 2022

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of December 31, 2022 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX
CLASS U CADZX | CLASS U2 CADSX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 27 Years of Experience

• Greg Margolies, Partner, Ares Management | 34 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management Corporation (NYSE: ARES) is a leading global alternative investment manager offering clients complementary primary and secondary investment solutions across the credit, private equity, real estate and infrastructure asset classes. Ares Management Corproation seeks to provide flexible capital to support businesses and create value for its stakeholders and within its communities. By collaborating across its investment groups, Ares Management Corporation aims to generate consistent and attractive investment returns throughout market cycles. As of September 30, 2022, Ares Management Corporation's global platform had approximately $341 billion of assets under management, with over 2,300 employees operating across North America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the net asset value. The current distribution rate shown may be rounded as of January 3, 2023.

3 Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

4 Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation. Figures shown here are based on non-loaded daily NAV total returns utilizing data since inception.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending December 31, 2022, distributions were paid from taxable income and did not include a return of capital for tax purposes. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

Annual Report 2022

CION Ares Diversified Credit Fund

Performance Summary

December 31, 2022

The following graph shows the value, as of December 31, 2022, of a hypothetical $10,000 investment made on January 26, 2017 in Class A Shares at net asset value (with a sales charge of 5.75%). For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market, and is deemed to be an appropriate broad-based securities market index for the Fund. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance.

Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.cioninvestments.com/products/cion-ares-diversified-credit-fund/ to obtain the most recent month-end returns.

CION Ares Diversified Credit Fund's Lifetime Performance Data

Performance of a hypothetical $10,000 investment, including any applicable sales charges, with distributions reinvested, from January 26, 2017 through December 31, 2022

Annual Report 2022

CION Ares Diversified Credit Fund

Performance Summary (continued)

December 31, 2022

Average Annual Returns as of December 31, 2022

	Inception Date	One Year	5 Years	Since Inception
Class A	1/26/2017
Excluding Sales Charge		(1.84)%	4.57%	4.92%
Including Sales Charge		(7.49)%	3.37%	3.89%
Class C	7/12/2017
Excluding Sales Charge		(2.42)%	4.38%	4.58%
Including Sales Charge		(3.39)%	4.17%	4.40%
Class I	7/12/2017	(1.62)%	4.82%	4.72%
Class L	11/2/2017
Excluding Sales Charge		(1.92)%	4.64%	4.08%
Including Sales Charge		(6.09)%	3.75%	3.36%
Class U	7/25/2019	(2.07)%		3.02%
Class U-2	4/13/2020
Excluding Sales Charge		(2.11)%		8.68%
Including Sales Charge		(4.56)%		7.68%
Class W	12/4/2018
Excluding Sales Charge		(1.91)%		3.89%
Including Sales Charge		(4.85)%		3.29%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Automobiles & Components
Automotive Keys Group, LLC		1st Lien Term Loan	10.93% (SOFR + 6.25%)	11/6/2025			$250	$250	(e)
Automotive Keys Group, LLC		1st Lien Term Loan	9.73% (3M LIBOR + 5.00%)	11/6/2025			1,735	1,735	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Revolver	7.82% (SOFR + 3.50%)	1/20/2026			1	1	(e)(h)
Continental Acquisition Holdings, Inc.		1st Lien Term Loan	11.48% (3M LIBOR + 6.75%)	1/20/2027			5,959	5,482	(e)(f)
Continental Acquisition Holdings, Inc.		1st Lien Delayed Draw Term Loan	11.48% (3M LIBOR + 6.75%)	1/20/2027			1,454	1,337	(e)(f)
Highline Aftermarket Acquisition, LLC		1st Lien Revolver	8.13% (1M LIBOR + 3.75%)	11/10/2025			1	—	(e)(h)
Highline Aftermarket Acquisition, LLC		1st Lien Term Loan	8.88% (1M LIBOR + 4.50%)	11/9/2027			4,414	4,011	(f)
Highline Aftermarket Acquisition, LLC		2nd Lien Term Loan	12.72% (3M LIBOR + 8.00%)	11/9/2028			5,942	5,407	(e)(f)
Highline Aftermarket Acquisition, LLC		2nd Lien Delayed Draw Term Loan	12.72% (3M LIBOR + 8.00%)	11/9/2028			4,209	3,830	(e)
Mavis Tire Express Services Topco Corp.		1st Lien Revolver		5/4/2026			1	—	(e)(h)
RealTruck Group, Inc.		1st Lien Term Loan	8.13% (1M LIBOR + 3.75%)	1/31/2028			6,476	5,529
Sun Acquirer Corp.		1st Lien Revolver		9/8/2027			1,059	(32	)(e)(h)
Sun Acquirer Corp.		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	9/8/2028			6,549	6,352	(e)
Sun Acquirer Corp.		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	9/8/2028			1,748	1,696	(e)(f)
Sun Acquirer Corp.		1st Lien Delayed Draw Term Loan		9/8/2028			1,370	(41	)(e)(h)
Sun Acquirer Corp.		1st Lien Delayed Draw Term Loan	10.13% (1M LIBOR + 5.75%)	9/8/2028			4,836	4,442	(e)(h)
Wand Newco 3, Inc.		1st Lien Term Loan	7.38% (1M LIBOR + 3.00%)	2/5/2026			10,128	9,582

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Wand Newco 3, Inc.		2nd Lien Term Loan	11.63% (1M LIBOR + 7.25%)	2/5/2027			$3,039	$2,979	(e)(f)(i)
								52,560		2.13%
Capital Goods
AIM Acquisition, LLC		1st Lien Revolver		12/2/2025			457	(5	)(e)(h)
AIM Acquisition, LLC		1st Lien Term Loan	10.46% (3M LIBOR + 5.25%)	12/2/2025			212	210	(e)(f)
AllClear Military Inc.		1st Lien Term Loan		8/10/2025			2,076	1,038	(e)(j)
Alliance Laundry Systems LLC		1st Lien Term Loan	7.41% (3M LIBOR + 3.50%)	10/8/2027			7,890	7,726
Artera Services, LLC		1st Lien Term Loan	8.23% (3M LIBOR + 3.50%)	3/6/2025			869	710
BlueHalo Global Holdings, LLC		1st Lien Revolver	10.72% (3M LIBOR + 6.00%)	10/31/2025			759	685	(e)(h)
BlueHalo Global Holdings, LLC		1st Lien Term Loan	10.70% (3M LIBOR + 6.00%)	10/31/2025			4,089	4,008	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	9.76% (6M EURIBOR + 7.42%)	11/24/2028			€878	940	(e)(f)
Box Bidco Limited	United Kingdom	1st Lien Term Loan	10.91% (6M LIBOR + 5.75%)	11/24/2028			1,691	1,691	(e)(f)
Clarios Global LP		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	4/30/2026			4,925	4,816
CP Atlas Buyer Inc		1st Lien Term Loan	7.88% (1M LIBOR + 3.50%)	11/23/2027			7,615	6,649
Dynamic NC Aerospace Holdings, LLC		1st Lien Revolver		12/30/2025			1,296	—	(e)(h)
Dynamic NC Aerospace Holdings, LLC		1st Lien Term Loan	11.65% (SOFR + 7.00%)	12/30/2026			2,978	2,978	(e)(f)
Dynasty Acquisition Co., Inc.		1st Lien Term Loan	7.92% (SOFR + 3.50%)	4/6/2026			5,078	4,831
Electro Rent Corporation		2nd Lien Term Loan	13.76% (3M LIBOR + 9.00%)	1/31/2025			5,535	5,424	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Electro Rent Corporation		2nd Lien Term Loan	13.41% (3M LIBOR + 9.00%)	1/31/2025				$3,690	$3,616	(e)(f)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Term Loan	12.66% (3M STIBOR + 10.00%)	6/29/2026			SEK	13,056	1,251	(e)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Term Loan	9.66% (3M STIBOR + 7.00%)	6/30/2026			SEK	45,107	4,323	(e)(f)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Delayed Draw Term Loan		6/30/2026			SEK	8,000	—	(e)(h)(i)
Eleda BidCo AB (fka EISG BidCo AB)	Sweden	1st Lien Delayed Draw Term Loan	9.66% (3M STIBOR + 7.00%)	6/30/2026			SEK	9,070	869	(e)(f)
EPS NASS Parent, Inc.		1st Lien Revolver	10.48% (3M LIBOR + 5.75%)	4/17/2026				158	85	(e)(h)
EPS NASS Parent, Inc.		1st Lien Term Loan	10.48% (3M LIBOR + 5.75%)	4/19/2028				5,774	5,658	(e)(f)
EPS NASS Parent, Inc.		1st Lien Delayed Draw Term Loan	10.48% (3M LIBOR + 5.75%)	4/19/2028				582	313	(e)(h)
Kene Acquisition, Inc.		1st Lien Revolver		8/8/2024				676	(14	)(e)(h)
Kene Acquisition, Inc.		1st Lien Term Loan	8.98% (3M LIBOR + 4.25%)	8/10/2026				2,819	2,762	(e)(f)
Kene Acquisition, Inc.		1st Lien Delayed Draw Term Loan	8.98% (3M LIBOR + 4.25%)	8/10/2026				471	462	(e)(f)
Kodiak BP, LLC		1st Lien Term Loan	7.98% (3M LIBOR + 3.25%)	3/12/2028				7,134	6,681
LBM Acquisition LLC		1st Lien Term Loan	7.12% (3M LIBOR + 3.75%)	12/17/2027				8,348	7,219
Lower ACS, Inc.		1st Lien Revolver		1/7/2028				2,356	—	(e)(h)
Lower ACS, Inc.		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	1/7/2028				9,710	9,710	(e)(f)
Lower ACS, Inc.		1st Lien Delayed Draw Term Loan	10.13% (1M LIBOR + 5.75%)	1/7/2028				8,173	287	(e)(h)
Madison IAQ LLC		1st Lien Term Loan	7.99% (3M LIBOR + 3.25%)	6/21/2028				7,452	6,916
Maverick Acquisition, Inc.		1st Lien Term Loan	10.98% (3M LIBOR + 6.25%)	6/1/2027				5,294	4,870	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Maverick Acquisition, Inc.		1st Lien Delayed Draw Term Loan	10.98% (3M LIBOR + 6.25%)	6/1/2027			$1,207	$1,110	(e)
Noble Aerospace, LLC		1st Lien Revolver		9/14/2023			1,400	—	(e)(h)
Noble Aerospace,LLC		1st Lien Term Loan	8.88% (1M LIBOR + 4.50%)	9/14/2023			1,914	1,914	(e)(f)
Osmose Utilities Services, Inc.		2nd Lien Term Loan	11.13% (1M LIBOR + 6.75%)	6/25/2029			8,237	7,661	(e)
Osmosis Buyer Limited		1st Lien Term Loan	7.97% (SOFR + 3.75%)	7/31/2028			4,536	4,266
Osmosis Buyer Limited		1st Lien Term Loan	7.84% (SOFR + 3.75%)	7/31/2028			6,751	6,346	(i)
Osmosis Buyer Limited		1st Lien Delayed Draw Term Loan		7/31/2028			1,177	518	(h)(i)
Prime Buyer, L.L.C.		1st Lien Revolver	9.88% (SOFR + 5.25%)	12/22/2026			3,985	545	(e)(h)
Prime Buyer, L.L.C.		1st Lien Term Loan	9.67% (SOFR + 5.25%)	12/22/2026			15,212	14,755	(e)(f)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Revolver	8.68% (SONIA + 5.75%)	3/29/2025			£186	80	(e)(h)
Radius Aerospace Europe Limited	United Kingdom	1st Lien Term Loan	10.48% (SOFR + 5.75%)	3/29/2025			1,578	1,530	(e)(f)
Radius Aerospace,Inc.		1st Lien Revolver	10.08% (SOFR + 5.75%)	3/29/2025			429	73	(e)(h)
Radius Aerospace,Inc.		1st Lien Term Loan	10.48% (SOFR + 5.75%)	3/29/2025			2,259	2,191	(e)(f)(h)
Sigma Electric Manufacturing Corporation		1st Lien Revolver		10/31/2024			1	—	(e)(h)
Sigma Electric Manufacturing Corporation		1st Lien Term Loan	10.48% (SOFR + 5.75%)	10/31/2024			403	403	(e)(f)
Specialty Building Products Holdings,LLC		1st Lien Term Loan	7.64% (1M LIBOR + 3.25%)	10/15/2028			5,456	4,894
SRS Distribution Inc.		1st Lien Term Loan	7.88% (1M LIBOR + 3.50%)	6/2/2028			4,057	3,870

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
SRS Distribution Inc.		1st Lien Term Loan	7.92% (SOFR + 3.50%)	6/2/2028			$3,345	$3,190
Star US Bidco LLC		1st Lien Term Loan	8.98% (3M LIBOR + 4.25%)	3/17/2027			1,544	1,467
Sunk Rock Foundry Partners LP		1st Lien Term Loan	10.48% (SOFR + 5.75%)	10/31/2024			200	200	(e)(f)
TransDigm Group Incorporated		1st Lien Term Loan	6.98% (3M LIBOR + 2.25%)	12/9/2025			5,172	5,103
Traverse Midstream Partners LLC		1st Lien Term Loan	8.80% (SOFR + 4.25%)	9/27/2024			2,869	2,859	(i)
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Term Loan	11.05% (SONIA + 7.50%)	2/26/2027			£2,357	2,850	(e)(f)
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		8/31/2028			£337	1	(e)(h)(i)
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	11.05% (SONIA + 7.50%)	2/26/2027			£2,649	3,202	(e)(f)
Turbo Acquisitions 10 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	11.05% (SONIA + 7.50%)	2/26/2027			£2,692	2,627	(e)(h)
Two Six Labs, LLC		1st Lien Revolver		8/20/2027			2,561	—	(e)(h)
Two Six Labs, LLC		1st Lien Term Loan	10.08% (SOFR + 5.50%)	8/20/2027			7,373	7,373	(e)(f)
Two Six Labs, LLC		1st Lien Delayed Draw Term Loan	10.08% (SOFR + 5.50%)	8/20/2027			2,846	1,418	(e)(h)
VC GB Holdings I Corp		2nd Lien Term Loan	11.13% (1M LIBOR + 6.75%)	7/23/2029			3,200	2,651
Victory Buyer LLC		1st Lien Term Loan	8.10% (1M LIBOR + 3.75%)	11/19/2028			6,354	5,306	(e)
Wilsonart LLC		1st Lien Term Loan	7.98% (3M LIBOR + 3.25%)	12/31/2026			9,327	8,856
WP CPP Holdings, LLC		1st Lien Term Loan	8.17% (3M LIBOR + 3.75%)	4/30/2025			6,125	5,307	(f)
WP CPP Holdings, LLC		2nd Lien Term Loan	12.17% (3M LIBOR + 7.75%)	4/30/2026			1,004	833

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
WP CPP Holdings, LLC		2nd Lien Term Loan	12.17% (3M LIBOR + 7.75%)	4/30/2026			$423	$352	(f)(i)
								200,460		8.12%
Commercial & Professional Services
Aero Operating LLC		1st Lien Term Loan	13.24% (SOFR + 9.00%)	2/9/2026			2,935	2,847	(e)(f)
Aero Operating LLC		1st Lien Delayed Draw Term Loan	13.74% (SOFR + 9.00%)	2/9/2026			816	792	(e)(f)
Applied Technical Services, LLC		1st Lien Revolver	12.25% (PRIME + 4.75%)	12/29/2026			909	264	(e)(h)
Applied Technical Services, LLC		1st Lien Term Loan	10.48% (3M LIBOR + 5.75%)	12/29/2026			4,258	4,216	(e)(f)
Applied Technical Services, LLC		1st Lien Delayed Draw Term Loan	10.48% (3M LIBOR + 5.75%)	12/29/2026			4,988	2,971	(e)(h)
Applied Technical Services, LLC		1st Lien Delayed Draw Term Loan	10.48% (3M LIBOR + 5.75%)	12/29/2026			1,435	1,421	(e)(f)
Argenbright Holdings V, LLC		1st Lien Term Loan	11.49% (SOFR + 7.25%)	11/30/2026			2,820	2,792	(e)(f)
Argenbright Holdings V, LLC		1st Lien Delayed Draw Term Loan		11/30/2026			178	(2	)(e)(h)
Armorica Lux S.a.r.l.	Luxembourg	1st Lien Term Loan	6.61% (3M EURIBOR + 5.00%)	7/28/2028			€4,000	2,573
Auxadi Midco S.L.U.	Spain	1st Lien Term Loan	6.21% (3M EURIBOR + 4.75%)	7/17/2028			€836	895	(e)
Auxadi Midco S.L.U.	Spain	1st Lien Delayed Draw Term Loan		7/17/2028			€909	—	(e)(h)
Capstone Acquisition Holdings, Inc.		1st Lien Revolver		11/12/2025			1,150	—	(e)(h)
Capstone Acquisition Holdings, Inc.		1st Lien Term Loan	9.13% (1M LIBOR + 4.75%)	11/12/2027			10,870	10,870	(e)(f)
Capstone Acquisition Holdings, Inc.		1st Lien Delayed Draw Term Loan	9.13% (1M LIBOR + 4.75%)	11/12/2027			638	638	(e)
Capstone Acquisition Holdings, Inc.		2nd Lien Term Loan	13.13% (1M LIBOR + 8.75%)	11/13/2028			3,008	3,008	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Compex Legal Services, Inc.		1st Lien Revolver	9.51% (3M LIBOR + 5.25%)	2/7/2025				$900	$450	(e)(h)
Compex Legal Services, Inc.		1st Lien Term Loan	9.97% (3M LIBOR + 5.25%)	2/7/2026				1,284	1,284	(e)(f)
Dispatch Acquisition Holdings, LLC		1st Lien Term Loan	8.98% (3M LIBOR + 4.25%)	3/27/2028				14,945	12,553	(e)(f)
Dun & Bradstreet Corporation, The		1st Lien Term Loan	7.57% (SOFR + 3.25%)	1/18/2029				1,985	1,949
Dun & Bradstreet Corporation, The		1st Lien Term Loan	7.64% (1M LIBOR + 3.25%)	2/6/2026				6,538	6,466
Elevation Services Parent Holdings, LLC		1st Lien Revolver	10.36% (6M LIBOR + 6.00%)	12/18/2026				631	240	(e)(h)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	11.15% (3M LIBOR + 6.00%)	12/18/2026				1,323	1,297	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Term Loan	9.43% (6M LIBOR + 6.00%)	12/18/2026				628	615	(e)(f)
Elevation Services Parent Holdings, LLC		1st Lien Delayed Draw Term Loan	10.92% (3M LIBOR + 6.00%)	12/18/2026				986	1	(e)(h)
Elevation Services Parent Holdings, LLC		1st Lien Delayed Draw Term Loan	9.33% (6M LIBOR + 6.00%)	12/18/2026				1,769	1,734	(e)(f)
Eucalyptus BidCo Pty Ltd	Australia	1st Lien Term Loan	8.99% (BBSY + 6.00%)	12/23/2027			AUD	11,142	7,586	(e)(f)
Eucalyptus BidCo Pty Ltd	Australia	1st Lien Delayed Draw Term Loan		12/23/2027			AUD	1,337	—	(e)(h)
HH-Stella, Inc.		1st Lien Revolver	9.94% (1M LIBOR + 5.50%)	4/22/2027				444	270	(e)(h)
HH-Stella, Inc.		1st Lien Term Loan	10.25% (3M LIBOR + 5.50%)	4/24/2028				6,092	5,971	(e)(f)
HH-Stella, Inc.		1st Lien Delayed Draw Term Loan	10.19% (3M LIBOR + 5.50%)	4/24/2028				1,974	666	(e)(h)
Integrated Power Services Holdings, Inc.		2nd Lien Term Loan	11.57% (1M LIBOR + 8.00%)	11/22/2029				4,983	4,784	(e)
Kellermeyer Bergensons Services, LLC		1st Lien Term Loan	10.41% (3M LIBOR + 6.00%)	11/7/2026				7,784	7,005	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Kellermeyer Bergensons Services, LLC		1st Lien Delayed Draw Term Loan	10.41% (3M LIBOR + 6.00%)	11/7/2026				$4,899	$4,409	(e)(f)
Laboratories Bidco LLC		1st Lien Revolver	12.25% (PRIME + 4.75%)	7/23/2027				1,562	641	(e)(h)
Laboratories Bidco LLC		1st Lien Term Loan	10.50% (3M LIBOR + 5.75%)	7/23/2027				3,966	3,807	(e)
Laboratories Bidco LLC		1st Lien Term Loan	9.98% (3M CDOR + 5.75%)	7/23/2027			CAD	1,766	1,252	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	8.73% (3M LIBOR + 5.75%)	7/23/2027				5,206	4,997	(e)(f)
Laboratories Bidco LLC		1st Lien Term Loan	10.89% (3M LIBOR + 5.75%)	7/23/2027				577	554	(e)(f)
Laboratories Bidco LLC		1st Lien Delayed Draw Term Loan	9.23% (6M LIBOR + 5.75%)	7/23/2027				2,199	201	(e)(h)
Lavatio Midco Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	8.23% (6M EURIBOR + 7.25%)	11/30/2026				€813	826	(e)(f)
Lavatio Midco Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	8.98% (3M EURIBOR + 7.25%)	11/30/2026				€997	619	(e)(h)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.12% (6M LIBOR + 6.75%)	7/31/2026				610	610	(e)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.22% (SONIA + 6.75%)	7/31/2026				£2,031	2,141	(e)(h)
Lowe P27 Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		7/31/2026				£325	1	(e)(h)(i)
Management Consulting & Research LLC		1st Lien Revolver		8/16/2027				1,004	(10	)(e)(h)
Management Consulting & Research LLC		1st Lien Term Loan	10.94% (SOFR + 6.00%)	8/16/2027				4,489	4,444	(e)(f)
Marmic Purchaser, LLC		1st Lien Revolver	10.38% (SOFR + 6.00%)	3/5/2027				287	55	(e)(h)
Marmic Purchaser, LLC		1st Lien Term Loan	11.04% (SOFR + 6.00%)	3/5/2027				2,027	2,006	(e)(f)
Marmic Purchaser, LLC		1st Lien Delayed Draw Term Loan	11.04% (SOFR + 6.00%)	3/5/2027				1,188	1,176	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Marmic Purchaser, LLC		1st Lien Delayed Draw Term Loan	10.80% (SOFR + 6.00%)	3/5/2027			$2,542	$218	(e)(h)
MPLC Debtco Limited	Jersey	1st Lien Term Loan	9.95% (SONIA + 6.75%)	1/7/2027			£208	251	(e)(f)(i)
MPLC Debtco Limited	Jersey	1st Lien Delayed Draw Term Loan	9.95% (SONIA + 6.75%)	1/7/2027			£1,052	1,271	(e)(f)
MPLC Debtco Limited	Jersey	1st Lien Delayed Draw Term Loan	11.92% (6M LIBOR + 6.75%)	1/7/2027			2,100	2,100	(e)(f)
MSHC, Inc.		1st Lien Term Loan	9.59% (SOFR + 5.50%)	10/29/2027			1,294	1,237	(e)
National Intergovernmental Purchasing Alliance Company		1st Lien Term Loan	8.08% (SOFR + 3.50%)	5/23/2025			2,309	2,273	(f)
National Intergovernmental Purchasing Alliance Company		2nd Lien Term Loan	12.08% (1M LIBOR + 7.50%)	5/23/2026			19,151	19,151	(e)(f)
Neptune BidCo US Inc.		1st Lien Revolver		10/11/2027			2,988	(598	)(e)(h)
Neptune BidCo US Inc.		1st Lien Term Loan	6.25% (3M EURIBOR + 5.00%)	4/11/2029			€2,344	2,233	(e)
Neptune BidCo US Inc.		1st Lien Term Loan	8.82% (SOFR + 5.00%)	4/11/2029			15,398	13,794	(e)
Neptune BidCo US Inc.		1st Lien Term Loan	8.57% (SOFR + 4.75%)	10/11/2028			11,480	10,216	(e)
Neptune BidCo US Inc.		2nd Lien Term Loan	13.57% (SOFR + 9.75%)	10/11/2029			9,882	9,586	(e)
Nest Topco Borrower Inc.		1st Lien Term Loan	13.26% (3M LIBOR + 8.50%)	8/31/2029			13,162	13,030	(e)
Nest Topco Borrower Inc.		1st Lien Delayed Draw Term Loan		8/31/2029			13,162	(132	)(e)(h)
North American Fire Holdings, LLC		1st Lien Revolver		5/19/2027			411	—	(e)(h)
North American Fire Holdings, LLC		1st Lien Term Loan	10.23% (SOFR + 5.50%)	5/19/2027			2,304	2,304	(e)(f)
North American Fire Holdings, LLC		1st Lien Delayed Draw Term Loan	10.23% (SOFR + 5.50%)	5/19/2027			2,178	2,178	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
North American Fire Holdings, LLC		1st Lien Delayed Draw Term Loan	10.08% (SOFR + 5.50%)	5/19/2027			$3,462	$1,194	(e)(h)
North Haven Fairway Buyer, LLC		1st Lien Revolver		5/17/2028			13	—	(e)(h)
North Haven Fairway Buyer, LLC		1st Lien Term Loan	11.05% (SOFR + 6.50%)	5/17/2028			45	44	(e)
North Haven Fairway Buyer, LLC		1st Lien Delayed Draw Term Loan		5/17/2028			73	(2	)(e)(h)
North Haven Fairway Buyer, LLC		1st Lien Delayed Draw Term Loan	11.05% (SOFR + 6.50%)	5/17/2028			147	37	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Revolver	9.92% (SOFR + 5.50%)	7/16/2027			259	96	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Term Loan	9.92% (SOFR + 5.50%)	7/16/2027			1,320	1,280	(e)(f)
North Haven Stack Buyer, LLC		1st Lien Delayed Draw Term Loan	9.82% (SOFR + 5.50%)	7/16/2027			422	41	(e)(h)
North Haven Stack Buyer, LLC		1st Lien Delayed Draw Term Loan	9.92% (SOFR + 5.50%)	7/16/2027			591	573	(e)
Orbit Private Holdings I Ltd	United Kingdom	1st Lien Term Loan	9.18% (SONIA + 5.75%)	12/11/2028			£4,915	5,347	(e)
Packers Holdings, LLC		1st Lien Term Loan	7.54% (1M LIBOR + 3.25%)	3/9/2028			821	715
Petroleum Service Group LLC		1st Lien Revolver	9.71% (3M LIBOR + 6.00%)	7/23/2025			2,106	386	(e)(h)
Petroleum Service Group LLC		1st Lien Term Loan	10.73% (3M LIBOR + 6.00%)	7/23/2025			3,556	3,556	(e)(f)
Petroleum Service Group LLC		1st Lien Term Loan	10.41% (3M LIBOR + 6.00%)	7/23/2025			5,285	5,285	(e)(f)
Petroleum Service Group LLC		1st Lien Delayed Draw Term Loan		7/23/2025			1,589	—	(e)(h)
Petroleum Service Group LLC		1st Lien Delayed Draw Term Loan	10.73% (3M LIBOR + 6.00%)	7/23/2025			105	105	(e)(f)
Petroleum Service Group LLC		1st Lien Delayed Draw Term Loan	10.69% (3M LIBOR + 6.00%)	7/23/2025			1,596	1,596	(e)(f)
Registrar Intermediate, LLC		1st Lien Revolver		8/26/2027			764	—	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Registrar Intermediate, LLC		1st Lien Term Loan	9.38% (1M LIBOR + 5.00%)	8/26/2027			$4,146	$4,146	(e)(f)
Registrar Intermediate, LLC		1st Lien Delayed Draw Term Loan		8/26/2027			2,327	—	(e)(h)
Research Now Group, Inc.		2nd Lien Term Loan	12.84% (6M LIBOR + 9.50%)	12/20/2025			893	572	(e)(f)
Research Now Group, LLC		1st Lien Term Loan	8.84% (6M LIBOR + 5.50%)	12/20/2024			3,520	2,608	(f)
Rodeo AcquisitionCo LLC		1st Lien Revolver	10.38% (1M LIBOR + 6.00%)	7/26/2027			311	147	(e)(h)
Rodeo AcquisitionCo LLC		1st Lien Term Loan	10.38% (1M LIBOR + 6.00%)	7/26/2027			2,097	1,992	(e)
Rodeo AcquisitionCo LLC		1st Lien Delayed Draw Term Loan		7/26/2027			460	(23	)(e)(h)
RSK Group Limited	United Kingdom	1st Lien Term Loan	8.42% (SONIA + 4.88%)	8/7/2028			£8,040	9,719	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Term Loan	7.92% (SONIA + 4.88%)	8/7/2028			£3,319	4,012	(e)
RSK Group Limited	United Kingdom	1st Lien Term Loan	7.08% (3M EURIBOR + 4.88%)	8/7/2028			€1,006	1,077	(e)(f)
RSK Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.42% (SONIA + 4.88%)	8/7/2028			£13,075	10,208	(e)(h)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Revolver	10.14% (1M LIBOR + 5.75%)	12/16/2027			720	72	(e)(h)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Term Loan	10.14% (1M LIBOR + 5.75%)	12/16/2027			2,571	2,571	(e)(f)
Schill Landscaping and Lawn Care Services, LLC		1st Lien Delayed Draw Term Loan	10.14% (1M LIBOR + 5.75%)	12/16/2027			1,541	215	(e)(h)
Shermco Intermediate Holdings, Inc.		1st Lien Revolver	10.82% (SOFR + 6.50%)	6/5/2024			1,000	675	(e)(h)
Shermco Intermediate Holdings, Inc.		1st Lien Term Loan	10.95% (SOFR + 6.50%)	6/5/2024			30,264	30,264	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
SSE Buyer, Inc.		1st Lien Revolver	6.38% (1M LIBOR + 2.00%)	6/30/2025			$1	$1	(e)(h)
SSE Buyer, Inc.		2nd Lien Term Loan	15.30% (SOFR + 10.72%)	6/30/2026			605	412	(e)(f)
Stealth Holding LLC		1st Lien Term Loan	10.46% (SOFR + 6.75%)	3/2/2026			2,455	2,406	(e)(f)
Stealth Holding LLC		1st Lien Delayed Draw Term Loan	13.75% (SOFR + 6.25%)	3/2/2026			988	968	(e)
Stealth Holding LLC		1st Lien Delayed Draw Term Loan	11.08% (SOFR + 6.75%)	3/2/2026			1,781	1,745	(e)
Steer Automotive Group Ltd	United Kingdom	1st Lien Revolver	6.80% (SONIA + 3.25%)	10/19/2028			£597	318	(e)(h)(i)
Steer Automotive Group Ltd	United Kingdom	1st Lien Term Loan	8.72% (SONIA + 6.25%)	4/19/2029			£2,449	2,961	(e)(f)
Steer Automotive Group Ltd	United Kingdom	1st Lien Delayed Draw Term Loan	9.80% (SONIA + 6.25%)	4/19/2029			£1,633	1,843	(e)(h)
Survitec Group Holdco Limited	United Kingdom	1st Lien Term Loan	9.72% (SONIA + 8.25%)	4/6/2027			£9,113	10,687	(e)(f)
The NPD Group, L.P.		1st Lien Revolver	10.07% (SOFR + 5.75%)	12/1/2027			1,305	131	(e)(h)
The NPD Group, L.P.		1st Lien Term Loan	10.43% (SOFR + 6.25%)	12/1/2028			24,471	23,982	(e)(f)
Thermostat Purchaser III, Inc.		1st Lien Revolver		8/31/2026			100	(3	)(e)(h)
Thermostat Purchaser III, Inc.		2nd Lien Term Loan	11.98% (3M LIBOR + 7.25%)	8/31/2029			3,575	3,432	(e)
Thermostat Purchaser III, Inc.		2nd Lien Delayed Draw Term Loan		8/31/2029			612	(24	)(e)(h)
Trans Union LLC		1st Lien Term Loan	6.63% (1M LIBOR + 2.25%)	12/1/2028			7,857	7,770
UCIT Online Security Inc.	Canada	1st Lien Term Loan	10.46% (SOFR + 6.75%)	3/2/2026			1,636	1,604	(e)(f)
Visual Edge Technology, Inc.		1st Lien Term Loan	11.74% (3M LIBOR + 7.00%)	8/31/2022			161	145	(e)(f)(g)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Visual Edge Technology, Inc.		1st Lien Delayed Draw Term Loan	11.74% (3M LIBOR + 7.00%)	8/31/2022			$1,986	$1,787	(e)(f)(g)
VRC Companies, LLC		1st Lien Revolver		6/29/2027			1,342	(40	)(e)(h)
VRC Companies, LLC		1st Lien Term Loan	10.97% (SOFR + 5.75%)	6/29/2027			14,378	13,946	(e)(f)
VRC Companies, LLC		1st Lien Delayed Draw Term Loan		6/29/2027			2,324	2,254	(e)(i)
								357,830		14.51%
Consumer Durables & Apparel
Centric Brands LLC		1st Lien Revolver	9.70% (SOFR + 5.75%)	10/9/2024			293	154	(e)(h)
Centric Brands LLC		1st Lien Term Loan	13.30% (SOFR + 9.00%)	10/9/2025			2,563	2,409	(e)
DRS Holdings III, Inc.		1st Lien Revolver		11/1/2025			173	(7	)(e)(h)
DRS Holdings III, Inc.		1st Lien Term Loan	10.47% (3M LIBOR + 5.75%)	11/1/2025			14,760	14,170	(e)(f)
LHS Borrower, LLC		1st Lien Term Loan	9.17% (SOFR + 4.75%)	2/16/2029			5,785	4,708
New Era Cap, LLC		1st Lien Term Loan	9.94% (3M LIBOR + 6.00%)	7/13/2027			12,331	12,331	(e)(f)
Rawlings Sporting Goods Company, Inc.		1st Lien Revolver	8.07% (1M LIBOR + 3.75%)	12/31/2025			1	1	(e)(h)
Rawlings Sporting Goods Company, Inc.		1st Lien Term Loan	11.48% (3M LIBOR + 6.75%)	12/31/2026			6,661	6,661	(e)(f)
								40,427		1.64%
Consumer Services
Aimbridge Acquisition Co., Inc.		2nd Lien Term Loan	11.62% (1M LIBOR + 7.50%)	2/1/2027			4,788	4,644	(e)(f)
American Residential Services L.L.C.		1st Lien Revolver	9.25% (PRIME + 1.75%)	10/15/2025			1	—	(e)(h)
American Residential Services L.L.C.		2nd Lien Term Loan	13.23% (3M LIBOR + 8.50%)	10/16/2028			8,314	8,314	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Apollo Finco BV	Belgium	1st Lien Term Loan	7.60% (6M EURIBOR + 4.85%)	10/2/2028				€5,000	$4,175
ASP Dream Acquisition Co LLC		1st Lien Term Loan	8.67% (SOFR + 4.25%)	12/15/2028				6,102	5,980	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Term Loan	9.80% (SONIA + 6.25%)	8/23/2028				£3,234	3,910	(e)(f)
Aspris Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.80% (SONIA + 6.25%)	8/23/2028				£1,406	1,700	(e)
CC Fly Holding II A/S	Denmark	1st Lien Term Loan	10.76% (3M NIBOR + 7.50%)	5/9/2025			NOK	635	91	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delayed Draw Term Loan	9.93% (3M CIBOR + 7.50%)	5/9/2025			DKK	4,884	703	(e)(f)
CC Fly Holding II A/S	Denmark	1st Lien Delayed Draw Term Loan	10.76% (3M NIBOR + 7.50%)	5/9/2025			NOK	3,013	400	(e)(f)(h)
ClubCorp Holdings, Inc.		1st Lien Term Loan	7.48% (3M LIBOR + 2.75%)	9/18/2024				1,492	1,340	(i)
CMG HoldCo, LLC		1st Lien Revolver	9.47% (SOFR + 5.00%)	5/19/2028				318	19	(e)(h)
CMG HoldCo, LLC		1st Lien Term Loan	9.53% (SOFR + 5.25%)	5/19/2028				722	708	(e)(f)
CMG HoldCo, LLC		1st Lien Delayed Draw Term Loan	9.47% (SOFR + 5.25%)	5/19/2028				1,069	643	(e)(h)
CMG HoldCo, LLC		1st Lien Delayed Draw Term Loan	9.53% (SOFR + 5.25%)	5/19/2028				426	418	(e)
CST Holding Company		1st Lien Revolver	10.97% (SOFR + 6.75%)	11/1/2028				79	6	(e)(h)
CST Holding Company		1st Lien Term Loan	10.97% (SOFR + 6.75%)	11/1/2028				1,079	1,047	(e)
Equinox Holdings Inc.		1st Lien Term Loan	7.73% (3M LIBOR + 3.00%)	3/8/2024				2,552	1,911
Equinox Holdings Inc.		2nd Lien Term Loan	11.73% (3M LIBOR + 7.00%)	9/6/2024				5,736	3,384	(e)
Essential Services Holding Corporation		1st Lien Revolver		11/17/2025				1,560	(31	)(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Essential Services Holding Corporation		1st Lien Term Loan	9.49% (3M LIBOR + 5.75%)	11/16/2026				$9,619	$9,427	(e)(f)
Essential Services Holding Corporation		1st Lien Delayed Draw Term Loan	9.49% (3M LIBOR + 5.75%)	11/16/2026				11,507	11,277	(e)(f)
Essential Services Holding Corporation		1st Lien Delayed Draw Term Loan	14.94% (3M LIBOR + 10.19%)	11/16/2026				8,125	7,962	(e)
Essential Services Holding Corporation		1st Lien Delayed Draw Term Loan	10.50% (3M LIBOR + 5.75%)	11/16/2026				10,376	10,168	(e)(f)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan	9.45% (3M EURIBOR + 7.25%)	7/3/2026				€2,188	2,342	(e)
EuroParcs Topholding B.V.	Netherlands	1st Lien Term Loan	9.07% (3M EURIBOR + 7.25%)	7/3/2026				€465	497	(e)
EuroParcs Topholding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.45% (3M EURIBOR + 7.25%)	7/3/2026				€313	335	(e)
EuroParcs Topholding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.70% (3M EURIBOR + 7.50%)	7/3/2026				€2,830	3,029	(e)(h)
EuroParcs Topholding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.23% (3M EURIBOR + 7.25%)	7/3/2026				€1,549	1,658	(e)
Goldcup 16786 AB	Sweden	1st Lien Delayed Draw Term Loan	9.15% (6M STIBOR + 6.50%)	8/18/2025			SEK	9,368	898	(e)(f)
Horizon Bidco S.A.S	France	1st Lien Term Loan	7.94% (3M EURIBOR + 6.75%)	10/2/2028				€6,010	6,433	(e)(f)
Horizon Bidco S.A.S	France	1st Lien Term Loan	9.06% (SONIA + 6.75%)	10/2/2028				£9,567	11,566	(e)(f)
Horizon Bidco S.A.S	France	1st Lien Delayed Draw Term Loan		10/2/2028				€3,082	1	(e)(f)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Revolver		12/28/2028				455	(14	)(e)(h)
Infinity Home Services HoldCo, Inc.		1st Lien Term Loan	11.40% (SOFR + 6.75%)	12/28/2028				3,409	3,307	(e)
Infinity Home Services HoldCo, Inc.		1st Lien Delayed Draw Term Loan		12/28/2028				1,136	(34	)(e)(h)
IRB Holding Corp.		1st Lien Term Loan	7.13% (1M LIBOR + 2.75%)	2/5/2025				7,921	7,840
Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
IRB Holding Corp.		1st Lien Term Loan	7.32% (SOFR + 3.00%)	12/15/2027				$8,216	$7,963
Learning Care Group (US) No. 2 Inc.		1st Lien Term Loan	13.23% (3M LIBOR + 8.50%)	3/13/2025				975	946	(e)
Learning Care Group (US) No. 2 Inc.		1st Lien Term Loan	7.61% (3M LIBOR + 3.25%)	3/13/2025				5,707	5,279
Leviathan Intermediate Holdco, LLC		1st Lien Revolver	12.54% (SOFR + 7.50%)	12/27/2027				13	1	(e)(h)
Leviathan Intermediate Holdco, LLC		1st Lien Term Loan	12.54% (SOFR + 7.50%)	12/27/2027				237	230	(e)
LGDN Bidco Limited	United Kingdom	1st Lien Term Loan	10.55% (SONIA + 7.00%)	12/9/2027				£2,066	2,498	(e)(f)
LSP HoldCo, LLC		1st Lien Revolver		10/7/2026				143	—	(e)(h)
LSP HoldCo, LLC		1st Lien Term Loan	10.39% (SOFR + 6.38%)	10/7/2026				825	833	(e)(f)
LSP HoldCo, LLC		1st Lien Delayed Draw Term Loan	10.67% (SOFR + 6.38%)	10/7/2026				1,986	2,026	(e)
LSP HoldCo, LLC		1st Lien Delayed Draw Term Loan	10.89% (SOFR + 6.38%)	10/7/2026				3,412	3,480	(e)
LSP HoldCo, LLC		1st Lien Delayed Draw Term Loan	10.42% (SOFR + 6.38%)	10/7/2026				234	163	(e)(h)
Mister Car Wash Holdings, Inc.		1st Lien Term Loan	7.07% (3M LIBOR + 3.25%)	5/14/2026				4,670	4,600
Movati Athletic (Group) Inc.	Canada	1st Lien Term Loan	10.18% (3M CDOR + 6.00%)	10/5/2024			CAD	237	171	(e)(f)(g)
Movati Athletic (Group) Inc.	Canada	1st Lien Delayed Draw Term Loan	10.18% (3M CDOR + 6.00%)	10/5/2024			CAD	172	124	(e)(g)
Redwood Services, LLC		1st Lien Revolver		12/31/2025				194	—	(e)(h)
Redwood Services, LLC		1st Lien Term Loan	11.17% (SOFR + 6.75%)	12/31/2025				785	785	(e)
Redwood Services, LLC		1st Lien Delayed Draw Term Loan	11.17% (SOFR + 6.75%)	12/31/2025				3,241	2,843	(e)(h)
Safe Home Security, Inc.		1st Lien Term Loan	11.63% (1M LIBOR + 7.25%)	8/5/2024				1,287	1,287	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Safe Home Security, Inc.		1st Lien Delayed Draw Term Loan	11.63% (1M LIBOR + 7.25%)	8/5/2024			$102	$102	(e)
Service Logic Acquisition, Inc.		1st Lien Revolver		10/30/2025			1,007	(87	)(e)(h)
Service Logic Acquisition, Inc.		1st Lien Term Loan	8.41% (1M LIBOR + 4.00%)	10/29/2027			6,459	6,104
Sunshine Cadence HoldCo, LLC		2nd Lien Term Loan	13.10% (3M LIBOR + 8.38%)	3/23/2028			383	337
SV- Holdings, LLCBurton		1st Lien Revolver		12/6/2027			416	(4	)(e)(h)
SV- Holdings, LLCBurton		1st Lien Term Loan	9.92% (1M LIBOR + 5.50%)	12/6/2027			2,374	2,350	(e)(f)
SV- Holdings, LLCBurton		1st Lien Delayed Draw Term Loan	9.93% (1M LIBOR + 5.50%)	12/6/2027			1,367	514	(e)(h)
United PF Holdings, LLC		1st Lien Term Loan	13.23% (3M LIBOR + 8.50%)	12/30/2026			1,327	1,168	(e)
United PF Holdings, LLC		1st Lien Term Loan	8.73% (3M LIBOR + 4.00%)	12/30/2026			7,148	5,754
Whatabrands LLC		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	8/3/2028			6,508	6,282
Witherslack Bidco Limited	United Kingdom	1st Lien Term Loan	10.04% (SONIA + 6.84%)	8/17/2028			£5,702	6,893	(e)(f)
Witherslack Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		8/17/2028			£412	1	(e)(h)
YE Brands Holdings, LLC		1st Lien Revolver	9.47% (SOFR + 5.00%)	10/18/2027			254	170	(e)(h)
YE Brands Holdings, LLC		1st Lien Term Loan	9.68% (SOFR + 5.00%)	10/18/2027			1,071	1,071	(e)(f)
YE Brands Holdings, LLC		1st Lien Term Loan	9.93% (SOFR + 5.25%)	10/18/2027			727	727	(e)(f)
								180,665		7.32%
Diversified Financials
Alpha Luxco 2 Sarl	Luxembourg	1st Lien Delayed Draw Term Loan	8.50% (6M EURIBOR + 5.75%)	1/9/2025			€1,005	1,076	(e)(f)(g)
AQ Sage Buyer, LLC		1st Lien Revolver		1/26/2026			50	(1	)(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
AQ Sage Buyer, LLC		1st Lien Delayed Draw Term Loan	10.70% (SOFR + 5.75%)	1/25/2027				$535	$126	(e)(h)
BCC Blueprint Holdings I, LLC		1st Lien Term Loan	11.02% (3M LIBOR + 6.25%)	9/15/2027				7,377	7,230	(e)
Beacon Pointe Harmony, LLC		1st Lien Revolver		12/29/2027				909	(18	)(e)(h)
Beacon Pointe Harmony, LLC		1st Lien Term Loan	9.38% (SOFR + 5.25%)	12/29/2028				6,093	6,032	(e)(f)
Beacon Pointe Harmony, LLC		1st Lien Delayed Draw Term Loan	9.44% (SOFR + 5.25%)	12/29/2028				3,169	1,442	(e)(h)
BlauwTrust Holding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.64% (3M EURIBOR + 7.44%)	1/8/2029				€5,438	5,821	(e)(f)
BlauwTrust Holding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.64% (3M EURIBOR + 7.44%)	1/8/2029				€611	539	(e)(g)(h)
Convera International Financial S.a r.l.	Luxembourg	1st Lien Term Loan	10.33% (SOFR + 5.75%)	3/1/2028				21,158	21,158	(e)(f)
Convera International Holdings Limited	Jersey	1st Lien Revolver		3/1/2027				1,777	—	(e)(h)
eCapital Finance Corp.	Canada	1st Lien Term Loan	11.97% (SOFR + 7.75%)	12/31/2025				9,208	9,116	(e)
Mercury Borrower, Inc.		1st Lien Revolver	7.94% (1M LIBOR + 3.50%)	7/31/2026				470	124	(e)(h)
Mercury Borrower, Inc.		1st Lien Term Loan	8.25% (3M LIBOR + 3.50%)	8/2/2028				4,033	3,843
Mercury Borrower, Inc.		2nd Lien Term Loan	11.31% (3M LIBOR + 6.50%)	8/2/2029				713	619
Monica Holdco (US), Inc.		1st Lien Revolver	10.99% (3M LIBOR + 6.25%)	1/8/2026				1,009	632	(e)(h)
Monica Holdco (US), Inc.		1st Lien Term Loan	11.48% (3M LIBOR + 6.75%)	1/7/2028				8,118	7,793	(e)(f)
Nxtgenpay Intressenter Bidco AB	Sweden	1st Lien Term Loan	10.41% (3M STIBOR + 7.75%)	6/30/2025			SEK	5,500	511	(e)
Nxtgenpay Intressenter Bidco AB	Sweden	1st Lien Delayed Draw Term Loan	10.41% (3M STIBOR + 7.75%)	6/30/2025			SEK	2,700	251	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan	9.31% (SONIA + 7.00%)	4/4/2029				£4,125	$4,737	(e)(f)
Pegasus (Bidco) Limited	Jersey	1st Lien Term Loan		4/4/2029				£2,750	(160	)(e)(f)(h)(i)
Pegasus (Bidco) Limited	Jersey	1st Lien Delayed Draw Term Loan	10.05% (SONIA + 7.00%)	4/4/2029				£822	547	(e)(h)
Platinum Credit Bidco Limited	Jersey	1st Lien Revolver		10/26/2028				£3,490	8	(e)(h)(i)
Platinum Credit Bidco Limited	Jersey	1st Lien Term Loan	9.93% (SONIA + 7.00%)	4/26/2029				£27,960	33,803	(e)(f)(i)
Plutus Bidco Limited	Jersey	1st Lien Term Loan	8.44% (SONIA + 6.75%)	9/21/2028				£5,250	6,347	(e)
Plutus Bidco Limited	Jersey	1st Lien Delayed Draw Term Loan		9/21/2028				£1,750	4	(e)(h)
ProFund S.a r.l.	Poland	1st Lien Term Loan	13.45% (6M WIBOR + 6.25%)	12/3/2027			PLN	15,023	3,429	(e)
ProFund S.a r.l.	Poland	1st Lien Term Loan	9.25% (6M EURIBOR + 6.50%)	12/3/2027				€2,164	2,316	(e)(f)
ProFund S.a r.l.	Poland	1st Lien Delayed Draw Term Loan	6.83% (3M EURIBOR + 6.25%)	12/3/2027				€451	97	(e)(h)
Project Accelerate Parent LLC		1st Lien Term Loan	8.63% (1M LIBOR + 4.25%)	1/2/2025				2,358	2,204
Symbol Bidco I Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.30% (SONIA + 6.25%)	12/21/2026				£429	518	(e)
Symbol Bidco I Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.30% (SONIA + 6.25%)	12/21/2026				£571	691	(e)(f)
TA/WEG Holdings, LLC		1st Lien Revolver		10/4/2027				914	—	(e)(h)
TA/WEG Holdings, LLC		1st Lien Term Loan	10.75% (SOFR + 6.00%)	10/4/2027				3,449	3,449	(e)(f)
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	9.41% (SOFR + 6.00%)	10/4/2027				2,473	2,473	(e)
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	9.98% (SOFR + 6.00%)	10/4/2027				1,704	1,704	(e)
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	10.75% (SOFR + 6.00%)	10/4/2027				2,142	2,142	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
TA/WEG Holdings, LLC		1st Lien Delayed Draw Term Loan	10.46% (SOFR + 6.00%)	10/4/2027			$8,298	$8,298	(e)(f)
The Mather Group, LLC		1st Lien Revolver	12.00% (PRIME + 4.50%)	3/31/2028			750	43	(e)(h)
The Mather Group, LLC		1st Lien Term Loan	10.54% (SOFR + 5.50%)	3/31/2028			4,975	4,826	(e)(f)
The Mather Group, LLC		1st Lien Delayed Draw Term Loan	10.37% (SOFR + 5.50%)	3/31/2028			2,498	1,147	(e)(h)
The Ultimus Group Midco, LLC		1st Lien Revolver		2/1/2024			396	(8	)(e)(h)
The Ultimus Group Midco, LLC		1st Lien Term Loan	9.23% (3M LIBOR + 4.50%)	2/1/2026			7,012	6,872	(e)(f)
TK Elevator Midco GmbH	Germany	1st Lien Term Loan	6.87% (6M LIBOR + 3.50%)	7/30/2027			6,148	5,906
Toscafund Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.97% (SONIA + 7.50%)	4/2/2025			£4,206	5,085	(e)(f)
UPC Financing Partnership		1st Lien Term Loan	7.24% (1M LIBOR + 2.93%)	1/31/2029			3,000	2,925
Virgin Media Bristol LLC		1st Lien Term Loan	6.82% (1M LIBOR + 2.50%)	1/31/2028			3,000	2,945	(i)
Waverly Advisors, LLC		1st Lien Revolver		3/1/2028			375	(4	)(e)(h)
Waverly Advisors, LLC		1st Lien Term Loan	10.23% (SOFR + 5.50%)	3/1/2028			2,052	2,031	(e)(f)
Waverly Advisors, LLC		1st Lien Delayed Draw Term Loan	10.23% (SOFR + 5.50%)	3/1/2028			1,500	1,222	(e)(h)
								171,891		6.96%
Energy
CD&R Firefly Bidco Limited	United Kingdom	1st Lien Term Loan	6.54% (SONIA + 4.25%)	6/23/2025			£3,500	3,860
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC		1st Lien Term Loan	13.69% (SOFR + 9.00%)	11/16/2026			6,076	5,893	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC		1st Lien Delayed Draw Term Loan		11/16/2026				$1,168	$(35	)(e)(h)
GNZ Energy Bidco Limited	New Zealand	1st Lien Delayed Draw Term Loan	10.65% (BKBM + 6.75%)	7/26/2027			NZD	19,293	12,249	(e)(f)
GNZ Energy Bidco Limited	New Zealand	1st Lien Delayed Draw Term Loan		7/26/2027			NZD	1,962	2	(e)(h)
Gulf Finance, LLC		1st Lien Term Loan	10.97% (1M LIBOR + 6.75%)	8/25/2026				743	697
Halcon Holdings, LLC		1st Lien Term Loan	12.23% (SOFR + 7.50%)	11/24/2025				12,016	12,016	(e)
Halcon Holdings, LLC		1st Lien Delayed Draw Term Loan	12.17% (SOFR + 7.50%)	11/24/2025				2,103	2,103	(e)
Offen, Inc.		1st Lien Term Loan	8.38% (1M LIBOR + 5.00%)	6/22/2026				2,643	2,643	(e)(f)
Offen, Inc.		1st Lien Delayed Draw Term Loan	9.38% (1M LIBOR + 5.00%)	6/22/2026				1,019	1,019	(e)(f)
Offen, Inc.		1st Lien Delayed Draw Term Loan	8.51% (1M LIBOR + 5.00%)	6/22/2026				16,762	3,352	(e)(h)
PX HoldCo3 Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.55% (SONIA + 7.00%)	4/27/2027				£553	248	(e)(h)
PX HoldCo3 Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.05% (SONIA + 7.00%)	4/27/2027				£2,947	3,456	(e)(f)
									47,503		1.92%
Food & Staples Retailing
Continental Cafe, LLC		1st Lien Revolver	13.50% (PRIME + 6.00%)	11/30/2027				786	315	(e)(h)
Continental Cafe, LLC		1st Lien Term Loan	11.38% (1M LIBOR + 7.00%)	11/30/2027				6,899	6,899	(e)(f)
Continental Cafe, LLC		1st Lien Delayed Draw Term Loan		11/30/2027				2,788	—	(e)(h)
DecoPac, Inc.		1st Lien Revolver	10.73% (3M LIBOR + 6.00%)	5/14/2026				2,382	905	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
DecoPac, Inc.		1st Lien Term Loan	10.73% (3M LIBOR + 6.00%)	5/15/2028			$22,011	$21,571	(e)(f)
LJ Perimeter Buyer, Inc.		1st Lien Term Loan	10.73% (SOFR + 6.50%)	10/31/2028			3,274	3,176	(e)
LJ Perimeter Buyer, Inc.		1st Lien Delayed Draw Term Loan		10/31/2028			932	(28	)(e)(h)
SFE Intermediate HoldCo LLC		1st Lien Revolver	9.48% (SOFR + 4.75%)	7/31/2025			2	1	(e)(h)
SFE Intermediate HoldCo LLC		1st Lien Term Loan	9.48% (SOFR + 4.75%)	7/31/2026			2,091	2,049	(e)(f)
ZB Holdco LLC		1st Lien Revolver		2/9/2028			637	—	(e)(h)
ZB Holdco LLC		1st Lien Term Loan	9.48% (3M LIBOR + 4.75%)	2/9/2028			1,590	1,590	(e)(f)
ZB Holdco LLC		1st Lien Delayed Draw Term Loan		2/9/2028			801	—	(e)(h)
								36,478		1.48%
Food & Beverage
Berner Food & Beverage, LLC		1st Lien Revolver	9.91% (3M LIBOR + 5.50%)	7/30/2026			262	73	(e)(h)
Berner Food & Beverage, LLC		1st Lien Term Loan	9.91% (3M LIBOR + 5.50%)	7/30/2027			2,613	2,587	(e)(f)
CHG PPC Parent LLC		2nd Lien Term Loan	11.13% (1M LIBOR + 6.75%)	12/10/2029			3,000	2,850	(e)(f)
Florida Food Products, LLC		1st Lien Term Loan	9.38% (1M LIBOR + 5.00%)	10/18/2028			2	2	(e)
Florida Food Products, LLC		2nd Lien Term Loan	12.38% (1M LIBOR + 8.00%)	10/18/2029			7,299	7,153	(e)
Gotham Greens Holdings, PBC		1st Lien Term Loan	11.80% (SOFR + 7.38%)	12/29/2026			7,211	7,067	(e)(f)
Gotham Greens Holdings, PBC		1st Lien Delayed Draw Term Loan		12/29/2026			13,767	(275	)(e)(h)
Hometown Food Company		1st Lien Revolver	9.39% (1M LIBOR + 5.00%)	8/31/2023			1	—	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Hometown Food Company		1st Lien Term Loan	9.39% (1M LIBOR + 5.00%)	8/31/2023			$933	$933	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	9.92% (SOFR + 5.50%)	10/22/2028			2,080	2,039	(e)(f)
KNPC Holdco, LLC		1st Lien Term Loan	11.42% (SOFR + 7.00%)	10/20/2028			495	495	(e)
Quirch Foods Holdings, LLC		1st Lien Term Loan	8.99% (SOFR + 4.50%)	10/27/2027			7,321	6,662	(e)
RB Holdings Interco, LLC		1st Lien Revolver	9.28% (SOFR + 5.00%)	5/4/2028			698	561	(e)(h)
RB Holdings Interco, LLC		1st Lien Term Loan	9.32% (SOFR + 5.00%)	5/4/2028			3,770	3,657	(e)(f)
RB Holdings Interco, LLC		1st Lien Delayed Draw Term Loan		5/4/2028			1,134	(34	)(e)(h)
Watermill Express, LLC		1st Lien Revolver		4/20/2027			275	—	(e)(h)
Watermill Express, LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	4/20/2027			2,262	2,262	(e)(f)
Watermill Express, LLC		1st Lien Delayed Draw Term Loan	10.23% (3M LIBOR + 5.50%)	4/20/2027			219	136	(e)(h)
Winebow Holdings, Inc.		1st Lien Term Loan	10.63% (1M LIBOR + 6.25%)	7/1/2025			3,405	3,337	(e)(f)
								39,505		1.60%
Health Care Equipment & Services
Air Medical Group Holdings Inc		1st Lien Term Loan	8.63% (1M LIBOR + 4.25%)	3/14/2025			4,198	2,955
Air Methods Corporation		1st Lien Term Loan	8.23% (3M LIBOR + 3.50%)	4/22/2024			1,115	621
athenahealth Group Inc.		1st Lien Revolver		2/15/2027			2,100	(179	)(e)(h)(i)
athenahealth Group Inc.		1st Lien Term Loan	7.82% (SOFR + 3.50%)	2/15/2029			7,776	7,001
athenahealth Group Inc.		1st Lien Delayed Draw Term Loan	7.82% (SOFR + 3.50%)	2/15/2029			1,325	199	(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Bausch + Lomb Corp	Canada	1st Lien Term Loan	7.84% (SOFR + 3.25%)	5/10/2027			$249	$237
CEP V I 5 UK Limited	United Kingdom	1st Lien Delayed Draw Term Loan	11.67% (3M LIBOR + 7.00%)	2/18/2027			26,654	23,988	(e)(f)
Color Intermediate, LLC		1st Lien Term Loan	10.08% (SOFR + 5.50%)	10/4/2029			1,864	1,790	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Revolver	10.58% (SOFR + 5.75%)	2/14/2024			1	—	(e)(h)
Comprehensive EyeCare Partners, LLC		1st Lien Term Loan	10.59% (SOFR + 5.75%)	2/14/2024			972	933	(e)(f)
Comprehensive EyeCare Partners, LLC		1st Lien Delayed Draw Term Loan		2/14/2024			73	(3	)(e)(h)
Comprehensive EyeCare Partners, LLC		1st Lien Delayed Draw Term Loan	10.59% (SOFR + 5.75%)	2/14/2024			681	654	(e)(f)
Convey Health Solutions, Inc.		1st Lien Term Loan	9.48% (3M LIBOR + 4.75%)	9/4/2026			2,691	2,611	(e)(f)
Crown CT Parent Inc.		1st Lien Revolver		3/8/2028			903	—	(e)(h)
Crown CT Parent Inc.		1st Lien Term Loan	10.11% (SOFR + 5.50%)	3/8/2029			8,256	8,256	(e)(f)
Crown CT Parent Inc.		1st Lien Delayed Draw Term Loan		3/8/2029			1,040	—	(e)(h)
CVP Holdco, Inc.		1st Lien Revolver		10/31/2024			3,005	(30	)(e)(h)
CVP Holdco, Inc.		1st Lien Term Loan	11.13% (3M LIBOR + 6.40%)	10/31/2025			3,386	3,352	(e)(f)
CVP Holdco, Inc.		1st Lien Delayed Draw Term Loan	10.98% (3M LIBOR + 6.25%)	10/31/2025			1,838	134	(e)(h)
CVP Holdco, Inc.		1st Lien Delayed Draw Term Loan	11.13% (3M LIBOR + 6.40%)	10/31/2025			27,244	26,971	(e)
CVP Holdco, Inc.		1st Lien Delayed Draw Term Loan	11.13% (3M LIBOR + 6.40%)	10/31/2025			2,604	2,578	(e)(f)
Electron Bidco Inc.		1st Lien Term Loan	7.38% (1M LIBOR + 3.00%)	11/1/2028			6,964	6,771
Ensemble RCM LLC		1st Lien Term Loan	9.19% (SOFR + 5.00%)	8/3/2026			942	914	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Evolent Health LLC		1st Lien Revolver	7.21% (SOFR + 3.50%)	8/2/2027			$1	$1	(e)
Evolent Health LLC		1st Lien Term Loan	10.23% (SOFR + 5.50%)	8/2/2027			3,186	3,122	(e)(f)
Floss Bidco Limited	United Kingdom	1st Lien Term Loan		9/7/2026			£843	917	(e)(i)
Global Medical Response, Inc.		1st Lien Term Loan	8.42% (1M LIBOR + 4.25%)	10/2/2025			11,958	8,333
Global Medical Response, Inc.		2nd Lien Term Loan	11.10% (1M LIBOR + 6.75%)	12/17/2029			29,366	23,493	(e)
JDC Healthcare Management, LLC		1st Lien Term Loan		4/10/2024			131	71	(e)(j)
Kedleston Schools Limited	United Kingdom	1st Lien Delayed Draw Term Loan	11.05% (SONIA + 8.00%)	5/31/2024			£1,244	1,504	(e)(f)
LifeScan Global Corporation		1st Lien Term Loan	9.74% (3M LIBOR + 6.00%)	10/1/2024			4,183	3,053	(e)
LifeScan Global Corporation		2nd Lien Term Loan	13.24% (3M LIBOR + 9.50%)	10/1/2025			5,692	3,870	(e)
MED ParentCo, LP		1st Lien Term Loan	8.63% (1M LIBOR + 4.25%)	8/31/2026			6,646	5,646
Medmark Services Inc		1st Lien Term Loan	9.73% (3M LIBOR + 5.00%)	6/11/2027			1,800	1,782	(e)(f)
Medmark Services Inc		1st Lien Delayed Draw Term Loan	9.73% (1M LIBOR + 5.00%)	6/11/2027			2,619	1,513	(e)(f)(h)
Medmark Services Inc		2nd Lien Term Loan	13.23% (3M LIBOR + 8.50%)	6/11/2028			9,139	9,048	(e)
Medmark Services Inc		2nd Lien Delayed Draw Term Loan	13.23% (1M LIBOR + 8.50%)	6/11/2028			10,445	4,792	(e)(h)
National Spine and Pain Centers, LLC		1st Lien Term Loan		6/2/2024			112	65	(e)(f)(j)
National Spine and Pain Centers, LLC		1st Lien Delayed Draw Term Loan	14.50% (PRIME + 7.00%)	2/28/2023			7	7	(e)
Network Bidco B.V.	Netherlands	1st Lien Term Loan	7.82% (3M EURIBOR + 6.63%)	5/14/2029			€5,778	6,185	(e)(f)
Network Bidco B.V.	Netherlands	1st Lien Delayed Draw Term Loan		5/14/2029			€2,222	1	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
NextCare, Inc.		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	6/30/2024			$8,855	$8,590	(e)(f)
NextCare, Inc.		1st Lien Delayed Draw Term Loan	10.23% (3M LIBOR + 5.50%)	6/30/2024			156	151	(e)(f)
NextCare, Inc.		2nd Lien Term Loan	14.23% (SOFR + 9.50%)	12/31/2024			6,427	5,977	(e)(f)
Olympia Acquisition, Inc.		1st Lien Term Loan		2/26/2027			130	97	(e)(j)
Olympia Acquisition, Inc.		1st Lien Term Loan		2/26/2027			2,974	2,230	(e)(f)(j)
Olympia Acquisition, Inc.		1st Lien Delayed Draw Term Loan		2/26/2027			481	263	(e)(h)(j)
OMH-HealthEdge Holdings, LLC		1st Lien Revolver		10/24/2024			1	—	(e)(h)
OMH-HealthEdge Holdings, LLC		1st Lien Term Loan	10.02% (3M LIBOR + 5.25%)	10/24/2025			2,605	2,605	(e)(f)
PetVet Care Centers, LLC		1st Lien Term Loan	7.88% (1M LIBOR + 3.50%)	2/14/2025			479	449
Pluto Acquisition I, Inc.		1st Lien Term Loan	8.73% (3M LIBOR + 4.00%)	6/22/2026			21,635	14,495	(f)
Premise Health Holding Corp		1st Lien Revolver		4/10/2025			1	—	(e)(h)
Premise Health Holding Corp		1st Lien Term Loan	7.92% (3M LIBOR + 3.75%)	7/10/2025			11	10	(e)(f)
Premise Health Holding Corp		2nd Lien Term Loan	11.67% (6M LIBOR + 7.50%)	7/10/2026			2,000	1,920	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Revolver		12/21/2026			€570	—	(e)(h)
Prime Dental Alliance B.V.	Netherlands	1st Lien Term Loan	9.70% (3M EURIBOR + 7.50%)	6/21/2027			€2,200	2,355	(e)(f)
Prime Dental Alliance B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.65% (3M EURIBOR + 7.50%)	6/21/2027			€1,654	1,655	(e)(h)
RegionalCare Hospital Partners Holdings, Inc.		1st Lien Term Loan	8.16% (3M LIBOR + 3.75%)	11/16/2025			8,730	8,211
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	10.05% (SONIA + 7.00%)	12/1/2028			£3,861	4,668	(e)(f)
Rubicone Bidco Limited	United Kingdom	1st Lien Term Loan	14.05% (SONIA + 11.00%)	2/10/2023			£1,446	1,748	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Rubicone Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.05% (SONIA + 7.00%)	12/1/2028			£1,667	$2,015	(e)
SiroMed Physician Services, Inc.		1st Lien Revolver		3/26/2024			1	—	(e)(h)
SiroMed Physician Services, Inc.		1st Lien Term Loan	9.48% (3M LIBOR + 4.75%)	3/26/2024			588	588	(e)(f)
Sotera Health Holdings, LLC		1st Lien Term Loan	7.16% (3M LIBOR + 2.75%)	12/11/2026			8,459	7,782	(i)
Symplr Software Inc.		1st Lien Revolver	10.25% (PRIME + 2.75%)	12/22/2025			1	—	(e)(h)
Symplr Software Inc.		1st Lien Term Loan	8.69% (SOFR + 4.50%)	12/22/2027			2	2	(e)(f)
Symplr Software Inc.		2nd Lien Term Loan	12.07% (SOFR + 7.88%)	12/22/2028			12,343	10,491	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Term Loan	9.95% (3M EURIBOR + 7.75%)	2/24/2028			€634	679	(e)(f)
Tandarts Today Holding B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.95% (3M EURIBOR + 7.75%)	2/24/2028			€3,366	1,062	(e)(h)
Therapy Brands Holdings LLC		2nd Lien Term Loan	11.10% (1M LIBOR + 6.75%)	5/18/2029			3,050	2,928	(e)(f)
Therapy Brands Holdings LLC		2nd Lien Delayed Draw Term Loan		5/18/2029			1,284	1,233	(e)(i)
United Digestive MSO Parent, LLC		1st Lien Revolver		12/14/2023			511	—	(e)(h)
United Digestive MSO Parent, LLC		1st Lien Term Loan	8.38% (1M LIBOR + 4.00%)	12/16/2024			1,407	1,407	(e)(f)
United Digestive MSO Parent, LLC		1st Lien Delayed Draw Term Loan	9.38% (1M LIBOR + 5.00%)	12/16/2024			4,319	397	(e)(h)
United Digestive MSO Parent, LLC		1st Lien Delayed Draw Term Loan	8.38% (1M LIBOR + 4.00%)	12/16/2024			1,010	1,010	(e)
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		1st Lien Term Loan	10.63% (1M LIBOR + 6.25%)	7/2/2025			534	507	(e)(f)
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		1st Lien Term Loan	8.13% (1M LIBOR + 3.75%)	7/2/2025			890	782	(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Viant Medical Holdings, Inc. (f/k/a MedPlast Holdings Inc.)		2nd Lien Term Loan	12.13% (1M LIBOR + 7.75%)	7/2/2026			$937	$795	(f)
VPP Intermediate Holdings, LLC		1st Lien Revolver		12/1/2027			315	(6	)(e)(h)
VPP Intermediate Holdings, LLC		1st Lien Term Loan	10.63% (1M LIBOR + 6.25%)	12/1/2027			1,565	1,534	(e)(f)
VPP Intermediate Holdings, LLC		1st Lien Delayed Draw Term Loan	10.58% (1M LIBOR + 6.25%)	12/1/2027			471	454	(e)(h)
WSHP FC Acquisition LLC		1st Lien Revolver	10.32% (SOFR + 6.25%)	3/30/2028			2,945	1,487	(e)(h)
WSHP FC Acquisition LLC		1st Lien Term Loan	10.98% (SOFR + 6.25%)	3/30/2028			19,513	19,123	(e)(f)(h)
WSHP FC Acquisition LLC		1st Lien Delayed Draw Term Loan		3/30/2028			5,406	(108	)(e)(h)
WSHP FC Acquisition LLC		1st Lien Delayed Draw Term Loan	10.98% (SOFR + 6.25%)	3/30/2028			1,240	1,215	(e)(f)
WSHP FC Acquisition LLC		1st Lien Delayed Draw Term Loan	10.98% (SOFR + 6.25%)	3/30/2028			348	175	(e)(h)
								274,132		11.11%
Household & Personal Products
CDI Holdings III Corp.		1st Lien Revolver		12/22/2027			410	(12	)(e)(h)
CDI Holdings III Corp.		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	12/22/2027			1,671	1,621	(e)(f)
Foundation Consumer Brands, LLC		1st Lien Revolver		10/1/2026			389	—	(e)(h)
Foundation Consumer Brands, LLC		1st Lien Term Loan	10.15% (3M LIBOR + 5.50%)	10/1/2026			4,085	4,085	(e)(f)
Premier Specialties, Inc.		1st Lien Revolver	10.38% (1M LIBOR + 6.00%)	8/20/2027			385	231	(e)(h)
Premier Specialties, Inc.		1st Lien Term Loan	10.38% (1M LIBOR + 6.00%)	8/20/2027			3,012	2,832	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Premier Specialties, Inc.		1st Lien Delayed Draw Term Loan		8/20/2027			$829	$(50	)(e)(h)
								8,707		0.35%
Insurance
Alfred AcquiCo B.V.	Netherlands	1st Lien Term Loan	9.05% (3M EURIBOR + 7.00%)	9/17/2029			€2,000	2,141	(e)(f)
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.		1st Lien Term Loan		2/28/2025			250	240	(e)(i)
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.		1st Lien Term Loan	8.88% (1M LIBOR + 4.50%)	2/28/2025			3,409	3,239	(e)(f)
AQ Sunshine, Inc.		1st Lien Revolver	10.42% (3M LIBOR + 6.25%)	4/15/2024			1,096	443	(e)(h)
AQ Sunshine, Inc.		1st Lien Term Loan	10.42% (6M LIBOR + 6.25%)	4/15/2025			1,723	1,688	(e)
AQ Sunshine, Inc.		1st Lien Term Loan	10.42% (6M LIBOR + 6.25%)	4/15/2025			5,029	4,928	(e)(f)
AQ Sunshine, Inc.		1st Lien Delayed Draw Term Loan	10.98% (3M LIBOR + 6.25%)	4/15/2025			720	58	(e)(h)
AQ Sunshine, Inc.		1st Lien Delayed Draw Term Loan	10.42% (6M LIBOR + 6.25%)	4/15/2025			8,297	8,131	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	8.00% (6M EURIBOR + 7.00%)	7/14/2026			€190	203	(e)(f)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Term Loan	8.19% (SONIA + 7.00%)	7/14/2026			£1,491	1,803	(e)(f)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan	8.81% (6M LIBOR + 5.75%)	7/14/2026			16,452	16,287	(e)(f)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan	8.19% (SONIA + 7.00%)	7/14/2026			£312	377	(e)
Ardonagh Midco 3 PLC	United Kingdom	1st Lien Delayed Draw Term Loan	7.39% (3M LIBOR + 5.75%)	7/14/2026			1	1	(e)(m)
Benefytt Technologies, Inc.		1st Lien Term Loan	13.44% (SOFR + 8.75%)	8/12/2027			3,726	3,055	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Benefytt Technologies, Inc.		1st Lien Delayed Draw Term Loan		8/12/2027				$137	$(25	)(e)(h)
Benefytt Technologies, Inc.		1st Lien Delayed Draw Term Loan	11.83% (SOFR + 8.75%)	8/12/2027				796	653	(e)
Blackwood Bidco Limited	United Kingdom	1st Lien Term Loan	11.52% (SOFR + 7.30%)	10/8/2026				3,397	3,397	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.78% (BBSY + 7.05%)	10/8/2026			AUD	1,113	758	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.50% (SONIA + 7.30%)	10/8/2026				£2,719	3,287	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.25% (SONIA + 7.05%)	10/8/2026				£464	561	(e)(f)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.75% (SONIA + 7.05%)	10/8/2026				£2,319	2,330	(e)(f)(h)
Blackwood Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	12.05% (SOFR + 7.05%)	10/8/2026				1,538	160	(e)(f)(h)(m)
Brokers Alliance S.L.	Spain	1st Lien Term Loan	8.70% (3M EURIBOR + 6.50%)	3/29/2029				€958	1,026	(e)(f)
Brokers Alliance S.L.	Spain	1st Lien Delayed Draw Term Loan	8.70% (3M EURIBOR + 6.50%)	3/29/2029				€1,542	90	(e)(h)
Captive Resources Midco, LLC		1st Lien Revolver		7/3/2028				102	(2	)(e)(h)
Captive Resources Midco, LLC		1st Lien Term Loan	7.20% (SOFR + 2.88%)	7/1/2029				1,252	1,227	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Revolver	10.32% (SOFR + 6.00%)	10/29/2027				2,627	1,056	(e)(h)
Foundation Risk Partners, Corp.		1st Lien Term Loan	10.68% (SOFR + 6.00%)	10/30/2028				19,296	19,103	(e)(f)
Foundation Risk Partners, Corp.		1st Lien Delayed Draw Term Loan	10.68% (SOFR + 6.00%)	10/30/2028				16,904	11,313	(e)(h)
Galway Borrower LLC		1st Lien Revolver		9/30/2027				969	(39	)(e)(h)
Galway Borrower LLC		1st Lien Term Loan	9.98% (3M LIBOR + 5.25%)	9/29/2028				12,008	11,527	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Galway Borrower LLC		1st Lien Delayed Draw Term Loan		9/29/2028			$110	$(4	)(e)(h)
High Street Buyer, Inc.		1st Lien Revolver		4/16/2027			688	(7	)(e)(h)
High Street Buyer, Inc.		1st Lien Term Loan	10.73% (3M LIBOR + 6.00%)	4/14/2028			4,735	4,688	(e)(f)
High Street Buyer, Inc.		1st Lien Delayed Draw Term Loan	10.73% (3M LIBOR + 6.00%)	4/14/2028			17,725	17,548	(e)(f)
High Street Buyer, Inc.		1st Lien Delayed Draw Term Loan	9.99% (3M LIBOR + 5.75%)	4/14/2028			11,724	4,816	(e)(h)
Hub International Limited		1st Lien Term Loan		11/10/2029			1,985	1,961	(i)
Hub International Limited		1st Lien Term Loan	7.53% (3M LIBOR + 3.25%)	4/25/2025			4,137	4,095
Inszone Mid, LLC		1st Lien Revolver		11/8/2028			34	(1	)(e)(h)
Inszone Mid, LLC		1st Lien Term Loan	11.33% (SOFR + 7.00%)	11/8/2028			288	279	(e)
Inszone Mid, LLC		1st Lien Delayed Draw Term Loan	11.36% (SOFR + 7.00%)	11/8/2028			195	—	(e)(h)
Jewel Bidco Limited	United Kingdom	1st Lien Term Loan	9.05% (SONIA + 6.75%)	7/24/2028			£6,203	6,974	(e)(f)
Jewel Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.30% (SONIA + 6.75%)	7/24/2028			£3,797	1,869	(e)(h)
JMG Group Investments Limited	United Kingdom	1st Lien Term Loan	8.80% (SONIA + 5.75%)	12/11/2028			£310	374	(e)(f)
JMG Group Investments Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.06% (SONIA + 5.75%)	12/11/2028			£2,679	3,238	(e)
JMG Group Investments Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.05% (SONIA + 6.00%)	12/11/2028			£3,378	1,414	(e)(h)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Term Loan	9.22% (SONIA + 7.25%)	6/6/2024			£1,000	1,209	(e)(f)
Lucida Broking Holdings Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.72% (SONIA + 7.25%)	6/6/2024			£667	806	(e)(f)
Optio Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.00% (6M LIBOR + 7.25%)	3/16/2026			723	339	(e)(h)(m)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Optio Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.72% (SONIA + 7.25%)	3/16/2026				£500	$604	(e)(f)
Patriot Growth Insurance Services, LLC		1st Lien Revolver		10/16/2028				250	(8	)(e)(h)
Patriot Growth Insurance Services, LLC		1st Lien Term Loan	8.87% (3M LIBOR + 5.50%)	10/16/2028				1,797	1,743	(e)(f)
People Corporation	Canada	1st Lien Revolver	10.99% (3M CDOR + 6.25%)	2/18/2027			CAD	898	137	(e)(h)
People Corporation	Canada	1st Lien Term Loan	10.91% (3M CDOR + 6.25%)	2/18/2028			CAD	7,094	5,187	(e)(f)
People Corporation	Canada	1st Lien Delayed Draw Term Loan	10.91% (3M CDOR + 6.25%)	2/18/2028			CAD	2,315	1,693	(e)
People Corporation	Canada	1st Lien Delayed Draw Term Loan	10.17% (3M CDOR + 5.50%)	2/18/2028			CAD	4,109	994	(e)(h)
Project Hammond Bidco Limited	United Kingdom	1st Lien Term Loan	8.55% (SONIA + 5.50%)	12/4/2028				£1,750	2,116	(e)(f)
Project Hammond Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		12/4/2028				£1,750	4	(e)(h)
RSC Acquisition, Inc.		1st Lien Revolver		10/30/2026				1	—	(e)(h)
RSC Acquisition, Inc.		1st Lien Term Loan	9.79% (SOFR + 5.50%)	10/30/2026				3,145	3,051	(e)(f)
SageSure Holdings, LLC		1st Lien Revolver	10.14% (1M LIBOR + 5.75%)	1/28/2028				815	643	(e)(h)
SageSure Holdings, LLC		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	1/28/2028				5,589	5,533	(e)(f)(g)
SageSure Holdings, LLC		1st Lien Delayed Draw Term Loan	10.13% (1M LIBOR + 5.75%)	1/28/2028				1,536	227	(e)(g)(h)
SCM Insurance Services Inc.	Canada	1st Lien Revolver		8/29/2023			CAD	1	—	(e)(h)
SCM Insurance Services Inc.	Canada	1st Lien Term Loan	11.16% (3M CDOR + 6.25%)	8/29/2024			CAD	158	117	(e)(f)
SelectQuote, Inc.		1st Lien Term Loan	12.42% (SOFR + 8.00%)	11/5/2024				7,184	6,322	(e)
Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Seventeen Group Limited	United Kingdom	1st Lien Term Loan	8.55% (SONIA + 6.25%)	7/26/2028			£455	$550	(e)(f)
Seventeen Group Limited	United Kingdom	1st Lien Delayed Draw Term Loan		7/26/2028			£545	1	(e)(h)(i)
SG Acquisition, Inc.		1st Lien Term Loan	9.17% (3M LIBOR + 5.00%)	1/27/2027			2,730	2,703	(e)(f)
Spring Insurance Solutions, LLC		1st Lien Term Loan	11.23% (3M LIBOR + 6.50%)	11/24/2025			3,428	3,051	(e)(f)
Spring Insurance Solutions, LLC		1st Lien Delayed Draw Term Loan	11.23% (3M LIBOR + 6.50%)	11/24/2025			584	520	(e)
Staysure Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	10.80% (SONIA + 7.25%)	7/1/2025			£1,000	1,209	(e)
USI, Inc.		1st Lien Term Loan	7.98% (3M LIBOR + 3.25%)	12/2/2026			6,421	6,365
								191,376		7.75%
Materials
ASP-r-pac Acquisition Co LLC		1st Lien Revolver		12/29/2027			839	—	(e)(h)
ASP-r-pac Acquisition Co LLC		1st Lien Term Loan	10.38% (1M LIBOR + 6.00%)	12/29/2027			6,197	6,197	(e)(f)
Berlin Packaging L.L.C.		1st Lien Term Loan	7.62% (1M LIBOR + 3.25%)	3/11/2028			4,675	4,440
Coyote Buyer, LLC		1st Lien Revolver		2/6/2025			2,067	(62	)(e)(h)
Coyote Buyer, LLC		1st Lien Term Loan	10.41% (3M LIBOR + 6.00%)	2/6/2026			20,271	19,663	(e)(f)
Coyote Buyer, LLC		1st Lien Term Loan	12.73% (3M LIBOR + 8.00%)	8/6/2026			4,942	4,942	(e)(f)
DCG Acquisition Corp.		1st Lien Term Loan	8.92% (SOFR + 4.50%)	9/30/2026			3,940	3,704
Mauser Packaging Solutions Holding Company		1st Lien Term Loan	7.62% (1M LIBOR + 3.25%)	4/3/2024			7,340	7,157
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Revolver	6.22% (3M EURIBOR + 4.50%)	7/2/2024			€582	209	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Nelipak European Holdings Cooperatief U.A.	Netherlands	1st Lien Term Loan	6.11% (3M EURIBOR + 4.50%)	7/2/2026			€798	$828	(e)(f)
Nelipak Holding Company		1st Lien Revolver	8.66% (3M LIBOR + 4.25%)	7/2/2024			605	76	(e)(h)
Nelipak Holding Company		1st Lien Term Loan	8.66% (3M LIBOR + 4.25%)	7/2/2026			2,938	2,880	(e)(f)
Novipax Buyer, L.L.C.		1st Lien Term Loan	11.17% (SOFR + 6.75%)	12/1/2026			250	250	(e)
Novipax Buyer, L.L.C.		1st Lien Term Loan	11.17% (SOFR + 6.75%)	12/1/2026			4,279	4,279	(e)(f)
PAKNK Netherlands Treasury B.V.	Netherlands	1st Lien Term Loan	6.11% (3M EURIBOR + 4.50%)	7/2/2026			€5,200	5,399	(e)(f)
Plaskolite PPC Intermediate II LLC		1st Lien Term Loan	8.41% (3M LIBOR + 4.00%)	12/15/2025			8,352	7,551	(e)(f)(i)
Plaskolite PPC Intermediate II LLC		2nd Lien Term Loan	11.98% (3M LIBOR + 7.25%)	12/14/2026			2,960	2,634	(e)(f)
Polymer Solutions Group, LLC		1st Lien Term Loan	8.92% (3M LIBOR + 4.75%)	11/26/2026			654	641	(e)(f)
Precision Concepts Canada Corporation	Canada	1st Lien Term Loan	10.18% (SOFR + 5.50%)	1/11/2026			786	786	(e)(f)
Precision Concepts International LLC		1st Lien Revolver	10.18% (SOFR + 5.50%)	1/11/2025			415	135	(e)(h)
Precision Concepts International LLC		1st Lien Term Loan	10.18% (SOFR + 5.50%)	1/11/2026			4,274	4,274	(e)(f)
Precision Concepts International LLC		1st Lien Term Loan	10.43% (SOFR + 5.75%)	1/11/2026			1,830	1,830	(e)(f)
Pregis TopCo LLC		1st Lien Term Loan	8.13% (1M LIBOR + 3.75%)	7/31/2026			1,279	1,237
Pregis TopCo LLC		1st Lien Term Loan	8.19% (SOFR + 3.75%)	7/31/2026			4,776	4,634
Pretium PKG Holdings, Inc.		1st Lien Term Loan	8.79% (3M LIBOR + 4.00%)	10/2/2028			8,432	6,697
Pretium PKG Holdings, Inc.		2nd Lien Term Loan	11.54% (3M LIBOR + 6.75%)	10/1/2029			1,025	618

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Trident TPI Holdings, Inc.		1st Lien Term Loan	8.73% (3M LIBOR + 4.00%)	9/15/2028				$7,629	$7,313
Trident TPI Holdings, Inc.		1st Lien Delayed Draw Term Loan	8.73% (3M LIBOR + 4.00%)	9/15/2028				1,087	1,042
									99,354		4.03%
Media & Entertainment
Aventine Intermediate LLC		1st Lien Term Loan	10.38% (1M LIBOR + 6.00%)	6/18/2027				2,115	2,094	(e)(f)
Aventine Intermediate LLC		1st Lien Delayed Draw Term Loan	10.38% (1M LIBOR + 6.00%)	6/18/2027				835	762	(e)(h)
AVSC Holding Corp.		1st Lien Term Loan	15.00%	10/15/2026				535	546	(g)
AVSC Holding Corp.		1st Lien Term Loan	9.68% (1M LIBOR + 5.50%)	10/15/2026				2,032	1,870	(g)
CC Globe Holding II A/S	Denmark	1st Lien Term Loan	9.43% (3M CIBOR + 7.00%)	3/31/2028			DKK	19,418	2,795	(e)(f)
CC Globe Holding II A/S	Denmark	1st Lien Delayed Draw Term Loan	9.43% (3M CIBOR + 7.00%)	3/31/2028			DKK	10,958	636	(e)(h)
Diamond Sports Group, LLC		2nd Lien Term Loan	7.57% (SOFR + 3.25%)	8/24/2026				1,093	131
Global Music Rights, LLC		1st Lien Revolver		8/27/2027				473	—	(e)(h)
Global Music Rights, LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	8/28/2028				4,967	4,967	(e)(f)
MailSouth, Inc.		1st Lien Term Loan		4/23/2024				2,482	1,107	(e)(j)
Production Resource Group, LLC		1st Lien Term Loan	12.85% (1M LIBOR + 8.50%)	8/21/2024				776	776	(e)
Production Resource Group, LLC		1st Lien Delayed Draw Term Loan	11.85% (1M LIBOR + 7.50%)	8/21/2024				305	305	(e)
Production Resource Group, LLC		1st Lien Delayed Draw Term Loan	11.88% (1M LIBOR + 7.50%)	8/21/2024				167	167	(e)
Professional Fighters League, LLC		1st Lien Term Loan	12.00% (3M LIBOR + 12.00%)	1/20/2026				612	612	(e)(g)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Professional Fighters League, LLC		2nd Lien Delayed Draw Term Loan	14.00%	1/20/2026				$8	$4	(e)(g)(h)
Renaissance Holding Corp.		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	5/30/2025				4,576	4,354
Rugby Australia Ltd	Australia	1st Lien Term Loan	11.73% (BBSY + 7.00%)	3/31/2027			AUD	1,250	851	(e)
Rugby Australia Ltd	Australia	1st Lien Delayed Draw Term Loan	11.73% (BBSY + 7.00%)	3/31/2027			AUD	1,250	213	(e)(h)
Storm Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	3.75%	6/22/2029				€9,193	9,841	(e)
Summer (BC) Bidco B LLC		1st Lien Term Loan	9.23% (3M LIBOR + 4.50%)	12/4/2026				4,317	3,993
									36,024		1.46%
Pharmaceuticals, Biotechnology & Life Sciences
Alcami Corporation		1st Lien Revolver		12/21/2028				27	(1	)(e)(h)
Alcami Corporation		1st Lien Term Loan	11.42% (SOFR + 7.00%)	12/21/2028				205	194	(e)
Alcami Corporation		1st Lien Delayed Draw Term Loan		12/21/2028				17	(1	)(e)(h)
Amryt Pharmaceuticals Inc.		1st Lien Revolver	8.73% (SOFR + 4.00%)	2/18/2027				1	1	(e)(h)
Amryt Pharmaceuticals Inc.		1st Lien Term Loan	10.46% (SOFR + 6.75%)	2/18/2027				5,334	5,334	(e)(f)
Aspire Bidco Limited	Jersey	1st Lien Term Loan	10.56% (SONIA + 7.51%)	9/4/2028				£7,777	9,402	(e)(f)
Aspire Bidco Limited	Jersey	1st Lien Delayed Draw Term Loan	10.56% (SONIA + 7.51%)	9/4/2028				£1,941	785	(e)(h)
Cambrex Corporation		1st Lien Term Loan	7.92% (SOFR + 3.50%)	12/4/2026				3,479	3,374
Cobalt Buyer Sub, Inc.		1st Lien Revolver	9.63% (1M LIBOR + 5.25%)	10/1/2027				895	322	(e)(h)
Cobalt Buyer Sub, Inc.		1st Lien Term Loan	9.63% (1M LIBOR + 5.25%)	10/2/2028				7,353	7,058	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Cobalt Buyer Sub, Inc.		1st Lien Delayed Draw Term Loan	9.63% (1M LIBOR + 5.25%)	10/2/2028			$2,464	$2,143	(e)(h)
Covaris Intermediate 3, LLC		1st Lien Revolver	9.66% (3M LIBOR + 5.25%)	1/21/2028			1,755	585	(e)(h)
Covaris Intermediate 3, LLC		1st Lien Term Loan	9.16% (3M LIBOR + 4.75%)	1/21/2028			9,355	9,355	(e)(f)
Covaris Intermediate 3, LLC		1st Lien Delayed Draw Term Loan		1/21/2028			7,034	—	(e)(h)
Da Vinci Purchaser Corp.		1st Lien Term Loan	8.38% (1M LIBOR + 4.00%)	1/8/2027			3,800	3,439
NMC Skincare Intermediate Holdings II, LLC		1st Lien Revolver		10/31/2024			465	(19	)(e)(h)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Term Loan	9.38% (1M LIBOR + 5.00%)	10/31/2024			2,299	2,207	(e)(f)
NMC Skincare Intermediate Holdings II, LLC		1st Lien Delayed Draw Term Loan	9.38% (1M LIBOR + 5.00%)	10/31/2024			647	621	(e)
North American Science Associates, LLC		1st Lien Revolver	9.15% (SOFR + 4.50%)	3/15/2027			1	1	(e)(h)
North American Science Associates, LLC		1st Lien Term Loan	10.18% (SOFR + 5.50%)	9/15/2027			11,087	11,087	(e)(f)
North American Science Associates, LLC		1st Lien Delayed Draw Term Loan	10.18% (SOFR + 5.50%)	9/15/2027			996	996	(e)(f)
North American Science Associates, LLC		1st Lien Delayed Draw Term Loan	10.18% (SOFR + 5.50%)	9/15/2027			910	727	(e)(h)
TerSera Therapeutics LLC		1st Lien Term Loan	9.98% (1M LIBOR + 5.60%)	3/30/2025			47	47	(e)(f)
Verista, Inc.		1st Lien Revolver	10.27% (1M LIBOR + 6.00%)	2/16/2027			2,000	247	(e)(h)
Verista, Inc.		1st Lien Term Loan	10.08% (3M LIBOR + 6.00%)	2/16/2027			9,059	8,968	(e)(f)
Verista, Inc.		1st Lien Delayed Draw Term Loan	10.73% (3M LIBOR + 6.00%)	2/16/2027			4,247	1,808	(e)(h)
								68,680		2.78%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Real Estate
285 Mezz LLC		1st Lien Delayed Draw Term Loan	13.27% (SOFR + 8.95%)	10/5/2023			$4,972	$4,462	(e)(h)
285 Schermerhorn LLC		1st Lien Delayed Draw Term Loan	12.74% (SOFR + 8.95%)	10/5/2023			3,919	2,344	(e)(h)
Odevo AB	Sweden	1st Lien Term Loan	8.46% (3M LIBOR + 6.63%)	12/21/2028			7,437	7,437	(e)(f)(m)
Odevo AB	Sweden	1st Lien Delayed Draw Term Loan	9.44% (6M EURIBOR + 6.63%)	12/21/2028			€10,285	11,009	(e)
								25,252		1.02%
Retailing
Atlas Intermediate III, L.L.C.		1st Lien Revolver	10.10% (1M LIBOR + 5.75%)	4/29/2025			411	109	(e)(h)
Atlas Intermediate III, L.L.C.		1st Lien Term Loan	10.48% (3M LIBOR + 5.75%)	4/29/2025			2,759	2,704	(e)(f)
Atlas Intermediate III, L.L.C.		1st Lien Delayed Draw Term Loan	10.48% (3M LIBOR + 5.75%)	4/29/2025			400	392	(e)(f)
Bamboo Purchaser, Inc.		1st Lien Revolver	6.91% (SOFR + 2.50%)	11/5/2026			1	1	(e)(h)
Bamboo Purchaser, Inc.		1st Lien Term Loan	10.73% (3M LIBOR + 6.00%)	11/5/2027			3,519	3,413	(e)(f)
Bamboo Purchaser, Inc.		1st Lien Delayed Draw Term Loan	10.73% (3M LIBOR + 6.00%)	11/5/2027			830	805	(e)
Marcone Yellowstone Buyer Inc.		1st Lien Term Loan	10.98% (3M LIBOR + 6.25%)	6/23/2028			10,789	10,681	(e)(f)
Marcone Yellowstone Buyer Inc.		1st Lien Delayed Draw Term Loan	10.94% (SOFR + 6.25%)	6/23/2028			799	791	(e)
Marcone Yellowstone Buyer Inc.		1st Lien Delayed Draw Term Loan	10.91% (SOFR + 6.25%)	6/23/2028			2,762	2,735	(e)
Moon Valley Nursery of Arizona Retail, LLC		1st Lien Revolver		5/31/2023			1	—	(e)(h)
Reddy Ice LLC		1st Lien Revolver		7/1/2024			955	(19	)(e)(h)
Reddy Ice LLC		1st Lien Term Loan	10.24% (3M LIBOR + 6.50%)	7/1/2025			7,189	7,045	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Reddy Ice LLC		1st Lien Delayed Draw Term Loan	10.24% (3M LIBOR + 6.50%)	7/1/2025				$2,669	$2,616	(e)
Saldon Holdings, Inc.		1st Lien Revolver		3/13/2024				381	—	(e)(h)
Saldon Holdings, Inc.		1st Lien Term Loan	10.03% (1M LIBOR + 5.65%)	3/13/2025				7,075	7,075	(e)(f)
SCIH Salt Holdings Inc.		1st Lien Term Loan	8.41% (3M LIBOR + 4.00%)	3/16/2027				5,427	5,262
Sweetwater Borrower, LLC		1st Lien Term Loan	8.69% (1M LIBOR + 4.25%)	8/7/2028				3,947	3,651	(e)
Trader Corporation	Canada	1st Lien Revolver		12/22/2028			CAD	17	—	(e)(h)
Trader Corporation	Canada	1st Lien Term Loan	11.40% (1M CDOR + 6.75%)	12/21/2029			CAD	233	167	(e)
US Salt Investors, LLC		1st Lien Revolver		7/20/2026				679	(27	)(e)(h)
US Salt Investors, LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	7/19/2028				5,982	5,743	(e)(f)
									53,144		2.15%
Software & Services
2U, Inc.		1st Lien Term Loan	10.16% (3M LIBOR + 5.75%)	12/30/2024				7,655	7,502	(e)(f)
AffiniPay Midco, LLC		1st Lien Revolver		6/9/2028				1,517	(30	)(e)(h)
AffiniPay Midco, LLC		1st Lien Term Loan	10.45% (SOFR + 5.75%)	6/9/2028				9,691	9,304	(e)(f)
AffiniPay Midco, LLC		1st Lien Term Loan	10.64% (SOFR + 5.75%)	6/9/2028				9,507	9,126	(e)(f)
AffiniPay Midco, LLC		1st Lien Delayed Draw Term Loan		6/9/2028				1,334	(27	)(e)(h)
Anaplan, Inc.		1st Lien Revolver		6/21/2028				381	(11	)(e)(h)
Anaplan, Inc.		1st Lien Term Loan	10.82% (SOFR + 6.50%)	6/21/2029				5,991	5,812	(e)
Anaqua Parent Holdings, Inc.		1st Lien Revolver		10/10/2025				231	—	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	7.52% (6M EURIBOR + 5.50%)	4/10/2026			€660	$706	(e)
Anaqua Parent Holdings, Inc.		1st Lien Term Loan	9.70% (6M LIBOR + 5.25%)	4/10/2026			3,758	3,758	(e)(f)
Anaqua Parent Holdings, Inc.		1st Lien Delayed Draw Term Loan	9.04% (6M LIBOR + 5.25%)	4/10/2026			523	108	(e)(h)
APG Intermediate Holdings Corporation		1st Lien Revolver	10.40% (6M LIBOR + 5.25%)	1/3/2025			1	—	(e)(h)
APG Intermediate Holdings Corporation		1st Lien Term Loan	10.40% (3M LIBOR + 5.25%)	1/3/2025			987	977	(e)
APG Intermediate Holdings Corporation		1st Lien Delayed Draw Term Loan	9.66% (6M LIBOR + 5.25%)	1/3/2025			59	58	(e)
Appriss Health, LLC		1st Lien Revolver		5/6/2027			212	—	(e)(h)
Appriss Health, LLC		1st Lien Term Loan	11.54% (3M LIBOR + 7.25%)	5/6/2027			2,905	2,905	(e)
Aptean Acquiror Inc.		1st Lien Term Loan	8.98% (3M LIBOR + 4.25%)	4/23/2026			11,258	10,733	(f)
Aptean Acquiror Inc.		2nd Lien Term Loan	11.73% (3M LIBOR + 7.00%)	4/23/2027			3,570	3,276	(f)
Apttus Corporation		1st Lien Term Loan	8.66% (3M LIBOR + 4.25%)	5/8/2028			4,601	4,290
Asurion, LLC		1st Lien Term Loan	7.38% (1M LIBOR + 3.00%)	11/3/2024			6,276	6,082
Asurion, LLC		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	12/23/2026			1,013	901
Asurion, LLC		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	7/31/2027			2,103	1,836
Asurion, LLC		2nd Lien Term Loan	9.63% (1M LIBOR + 5.25%)	1/31/2028			570	442
Asurion, LLC		2nd Lien Term Loan	9.63% (1M LIBOR + 5.25%)	1/20/2029			5,000	3,864
Banyan Software Holdings, LLC		1st Lien Revolver	10.88% (3M LIBOR + 6.50%)	10/30/2025			471	363	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Banyan Software Holdings, LLC		1st Lien Term Loan	11.23% (3M LIBOR + 6.50%)	10/30/2026				$3,520	$3,520	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delayed Draw Term Loan	11.23% (3M LIBOR + 6.50%)	10/30/2026				1,511	1,511	(e)(f)
Banyan Software Holdings, LLC		1st Lien Delayed Draw Term Loan	11.23% (3M LIBOR + 6.50%)	10/30/2026				3,597	2,725	(e)(h)
Bottomline Technologies, Inc.		1st Lien Revolver		5/15/2028				1,811	(36	)(e)(h)
Bottomline Technologies, Inc.		1st Lien Term Loan	9.82% (SOFR + 5.50%)	5/14/2029				18,166	17,803	(e)(f)
Businessolver.com, Inc.		1st Lien Term Loan	9.67% (6M LIBOR + 5.50%)	12/1/2027				4,411	4,367	(e)(f)
Businessolver.com, Inc.		1st Lien Delayed Draw Term Loan	9.88% (3M LIBOR + 5.50%)	12/1/2027				1,196	90	(e)(h)
BYJU's Alpha, Inc.		1st Lien Term Loan	10.70% (3M LIBOR + 6.00%)	11/24/2026				5,048	3,991
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	9.52% (1M EURIBOR + 7.63%)	4/30/2026				€2,954	3,162	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	10.75% (1M NIBOR + 7.63%)	4/30/2026			NOK	2,551	260	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Term Loan	10.04% (1M STIBOR + 7.63%)	4/30/2026			SEK	4,210	403	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delayed Draw Term Loan	9.66% (1M CIBOR + 7.63%)	4/30/2026			DKK	22,065	3,176	(e)(f)
Capnor Connery Bidco A/S	Denmark	1st Lien Delayed Draw Term Loan	9.66% (1M CIBOR + 7.63%)	4/30/2026			DKK	45,968	1,174	(e)(h)
Cardinal Parent, Inc.		1st Lien Revolver	11.00% (PRIME + 3.50%)	11/12/2025				1	1	(e)(h)
Cardinal Parent, Inc.		2nd Lien Term Loan	12.46% (3M LIBOR + 7.75%)	11/13/2028				9,269	8,342	(e)(f)
Compusoft US LLC		1st Lien Term Loan	10.48% (SOFR + 5.75%)	5/26/2028				844	819	(e)
Compusoft US LLC		1st Lien Term Loan	10.48% (SOFR + 5.75%)	5/26/2028				1,737	1,685	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Confirmasoft AB	Sweden	1st Lien Delayed Draw Term Loan	8.70% (3M LIBOR + 6.75%)	6/3/2027			$1,611	$839	(e)(h)(m)
Confirmasoft AB	Sweden	1st Lien Delayed Draw Term Loan	8.73% (3M EURIBOR + 6.75%)	6/3/2027			€1,995	2,135	(e)(f)
Conservice Midco, LLC		2nd Lien Term Loan	12.13% (1M LIBOR + 7.75%)	5/15/2028			35,225	34,168	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Revolver		5/26/2028			1	—	(e)(h)
Consilio Midco Limited	United Kingdom	1st Lien Revolver	8.32% (3M LIBOR + 6.25%)	5/26/2028			122	59	(e)(h)(m)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	8.38% (3M EURIBOR + 6.25%)	5/26/2028			€2,004	2,081	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	10.48% (SOFR + 5.75%)	5/26/2028			1,702	1,651	(e)
Consilio Midco Limited	United Kingdom	1st Lien Term Loan	10.48% (SOFR + 5.75%)	5/26/2028			6,789	6,585	(e)(f)
Consilio Midco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.38% (3M EURIBOR + 6.25%)	5/26/2028			€386	73	(e)(h)
Cority Software (USA) Inc.		1st Lien Term Loan	10.09% (SOFR + 5.75%)	7/2/2026			1,085	1,064	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	9.06% (SOFR + 5.50%)	7/2/2026			536	526	(e)(f)
Cority Software (USA) Inc.		1st Lien Term Loan	11.06% (SOFR + 7.50%)	7/2/2026			138	138	(e)(f)
Cority Software Inc.	Canada	1st Lien Revolver		7/2/2025			231	(5	)(e)(h)
Cority Software Inc.	Canada	1st Lien Term Loan	9.06% (SOFR + 5.50%)	7/2/2026			1,724	1,689	(e)(f)
Cority Software Inc.	Canada	1st Lien Term Loan	10.09% (SOFR + 5.50%)	7/2/2026			129	126	(e)(f)
Cornerstone OnDemand, Inc.		1st Lien Revolver	7.51% (1M LIBOR + 3.25%)	10/15/2026			100	47	(e)(h)
Cornerstone OnDemand, Inc.		2nd Lien Term Loan	10.88% (1M LIBOR + 6.50%)	10/15/2029			17,522	15,770	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Datix Bidco Limited	United Kingdom	1st Lien Term Loan	8.95% (SOFR + 4.50%)	4/28/2025			$3,009	$2,949	(e)(f)
Datix Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.95% (SOFR + 4.50%)	4/28/2025			1	—	(e)
Datix Bidco Limited	United Kingdom	2nd Lien Term Loan	12.20% (SOFR + 7.75%)	4/27/2026			1,884	1,846	(e)
DCert Buyer, Inc.		1st Lien Term Loan	8.70% (SOFR + 4.00%)	10/16/2026			10,977	10,593	(e)(f)
DCert Buyer, Inc.		2nd Lien Term Loan	11.70% (SOFR + 7.00%)	2/16/2029			5,691	5,520	(e)(f)
Denali Holdco LLC		1st Lien Revolver		9/15/2027			592	—	(e)(h)
Denali Holdco LLC		1st Lien Term Loan	10.52% (3M LIBOR + 5.75%)	9/15/2027			4,185	4,185	(e)(f)
Denali Holdco LLC		1st Lien Delayed Draw Term Loan		9/15/2027			542	—	(e)(h)
Diligent Corporation		1st Lien Revolver	10.63% (1M LIBOR + 6.25%)	8/4/2025			513	144	(e)(h)
Diligent Corporation		1st Lien Term Loan	10.13% (1M LIBOR + 5.75%)	8/4/2025			2,233	2,166	(e)(f)
Diligent Corporation		1st Lien Term Loan	10.63% (1M LIBOR + 6.25%)	8/4/2025			482	473	(e)
Diligent Corporation		1st Lien Term Loan	10.63% (1M LIBOR + 6.25%)	8/4/2025			3,020	2,960	(e)(f)
Doxim Inc.		1st Lien Term Loan	10.07% (3M LIBOR + 6.40%)	8/31/2024			710	696	(e)(f)
Doxim Inc.		1st Lien Term Loan	12.35% (1M LIBOR + 8.00%)	8/31/2024			2,270	2,270	(e)(f)
Doxim Inc.		1st Lien Term Loan	12.34% (1M LIBOR + 8.00%)	8/31/2024			3,479	3,479	(e)(f)
Doxim Inc.		1st Lien Term Loan	12.07% (3M LIBOR + 8.00%)	8/31/2024			485	485	(e)(f)
Doxim Inc.		1st Lien Term Loan	11.04% (3M LIBOR + 7.00%)	8/31/2024			821	805	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Doxim Inc.		1st Lien Term Loan	10.79% (3M LIBOR + 6.75%)	8/31/2024				$3,396	$3,328	(e)(f)
Doxim Inc.		1st Lien Delayed Draw Term Loan	10.07% (1M LIBOR + 6.40%)	8/31/2024				325	319	(e)
Drilling Info Holdings, Inc.		2nd Lien Term Loan	12.63% (1M LIBOR + 8.25%)	7/30/2026				8,077	7,996	(e)(f)
DS Admiral Bidco, LLC		1st Lien Revolver	11.20% (SOFR + 6.50%)	3/16/2026				358	43	(e)(h)
DS Admiral Bidco, LLC		1st Lien Term Loan	10.16% (3M LIBOR + 5.75%)	3/16/2028				2,395	2,395	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Revolver	11.20% (1M CDOR + 4.75%)	12/3/2026			CAD	1,659	653	(e)(h)
Dye & Durham Corporation	Canada	1st Lien Term Loan	10.69% (3M CDOR + 5.75%)	12/3/2027			CAD	7,102	5,245	(e)(f)
Dye & Durham Corporation	Canada	1st Lien Delayed Draw Term Loan		12/3/2027			CAD	1,569	—	(e)(h)
Elemica Parent, Inc.		1st Lien Revolver	10.51% (SOFR + 6.00%)	9/18/2025				479	464	(e)
Elemica Parent, Inc.		1st Lien Term Loan	10.68% (SOFR + 6.00%)	9/18/2025				864	838	(e)(f)
Elemica Parent, Inc.		1st Lien Term Loan	10.74% (3M LIBOR + 6.00%)	9/18/2025				2,807	2,723	(e)(f)
Elemica Parent, Inc.		1st Lien Delayed Draw Term Loan	10.68% (SOFR + 6.00%)	9/18/2025				550	534	(e)(f)
Elemica Parent, Inc.		1st Lien Delayed Draw Term Loan	10.58% (SOFR + 6.00%)	9/18/2025				2,238	2,171	(e)(f)
Enigma Acquisition B.V.	Netherlands	1st Lien Delayed Draw Term Loan	9.61% (6M EURIBOR + 7.75%)	1/26/2028				€4,184	4,479	(e)(f)
Ensono, Inc.		1st Lien Term Loan	8.90% (3M LIBOR + 3.75%)	5/26/2028				1,746	1,563
Epicor Software Corporation		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	7/30/2027				3,458	3,313
eResearch Technology, Inc.		2nd Lien Term Loan	12.38% (1M LIBOR + 8.00%)	2/4/2028				3,895	3,467	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
eResearch Technology, Inc.		2nd Lien Term Loan	12.07% (1M LIBOR + 8.00%)	2/4/2028				$5,297	$4,715	(e)(f)
eResearch Technology, Inc.		2nd Lien Delayed Draw Term Loan	12.38% (1M LIBOR + 8.00%)	2/4/2028				1,343	524	(e)(h)
ESHA Research, LLC		1st Lien Revolver		6/8/2028				75	(2	)(e)(h)
ESHA Research, LLC		1st Lien Term Loan	10.07% (SOFR + 6.25%)	6/8/2028				482	473	(e)(f)
ExtraHop Networks, Inc.		1st Lien Term Loan	12.23% (3M LIBOR + 7.50%)	7/22/2027				1,620	1,620	(e)
ExtraHop Networks, Inc.		1st Lien Delayed Draw Term Loan	12.23% (3M LIBOR + 7.50%)	7/22/2027				933	353	(e)(h)
Gainwell Acquisition Corp.		1st Lien Term Loan	8.73% (3M LIBOR + 4.00%)	10/1/2027				7,025	6,577
Gen Digital Inc.		1st Lien Term Loan	6.42% (SOFR + 2.00%)	9/12/2029				5,360	5,261
Gilfoyle Bidco AB	Sweden	1st Lien Term Loan	8.38% (6M STIBOR + 6.50%)	9/4/2028			SEK	60,606	5,808	(e)
Gilfoyle Bidco AB	Sweden	1st Lien Delayed Draw Term Loan	8.38% (6M STIBOR + 6.50%)	9/4/2028			SEK	19,394	573	(e)(h)
GraphPAD Software, LLC		1st Lien Revolver		4/27/2027				2	—	(e)(h)
GraphPAD Software, LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	4/27/2027				1,978	1,938	(e)(f)
GraphPAD Software, LLC		1st Lien Term Loan	10.73% (3M LIBOR + 6.00%)	4/27/2027				4,675	4,629	(e)(f)
GraphPAD Software, LLC		1st Lien Term Loan	10.43% (3M LIBOR + 5.50%)	4/27/2027				1	1	(e)(f)
GraphPAD Software, LLC		1st Lien Delayed Draw Term Loan		4/27/2027				436	(9	)(e)(h)
Heavy Construction Systems Specialists, LLC		1st Lien Revolver		11/16/2027				410	—	(e)(h)
Heavy Construction Systems Specialists, LLC		1st Lien Term Loan	9.88% (1M LIBOR + 5.50%)	11/16/2028				4,157	4,157	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Help/Systems Holdings, Inc.		1st Lien Term Loan	8.19% (SOFR + 4.00%)	11/19/2026			$15,893	$14,248	(f)
Help/Systems Holdings, Inc.		2nd Lien Term Loan	10.94% (SOFR + 6.75%)	11/19/2027			2,360	1,847	(f)
Idera, Inc.		1st Lien Term Loan	7.50% (3M LIBOR + 3.75%)	3/2/2028			8,789	8,262	(f)
Idera, Inc.		2nd Lien Term Loan	10.50% (3M LIBOR + 6.75%)	3/2/2029			3,567	2,925	(e)
Imperva, Inc.		1st Lien Term Loan	8.59% (3M LIBOR + 4.00%)	1/12/2026			2,196	1,792	(f)
Imperva, Inc.		2nd Lien Term Loan	12.42% (3M LIBOR + 7.75%)	1/10/2027			4,502	3,440	(f)
Imprivata, Inc.		2nd Lien Term Loan	10.57% (SOFR + 6.25%)	12/1/2028			6,384	6,001	(e)(f)
IQN Holding Corp.		1st Lien Revolver		5/2/2028			628	(6	)(e)(h)
IQN Holding Corp.		1st Lien Term Loan	9.65% (SOFR + 5.25%)	5/2/2029			6,469	6,404	(e)(f)
IQN Holding Corp.		1st Lien Delayed Draw Term Loan	9.71% (SOFR + 5.50%)	5/2/2029			1,342	88	(e)(h)
Ishtar Bidco Norway AS	United Kingdom	1st Lien Delayed Draw Term Loan	9.72% (SONIA + 7.75%)	11/26/2025			£1,000	1,124	(e)(f)
Ivanti Software, Inc.		1st Lien Revolver	10.25% (PRIME + 2.75%)	12/1/2025			460	(87	)(e)(h)
Ivanti Software, Inc.		1st Lien Term Loan	8.73% (3M LIBOR + 4.00%)	12/1/2027			55	43
Ivanti Software, Inc.		1st Lien Term Loan	9.01% (3M LIBOR + 4.25%)	12/1/2027			5,563	4,386
Ivanti Software, Inc.		2nd Lien Term Loan	12.01% (3M LIBOR + 7.25%)	12/1/2028			5,000	2,819
Kaseya Inc.		1st Lien Revolver		6/25/2029			2,365	(71	)(e)(h)
Kaseya Inc.		1st Lien Term Loan	10.33% (SOFR + 5.75%)	6/25/2029			39,056	37,884	(e)(f)
Kaseya Inc.		1st Lien Delayed Draw Term Loan		6/25/2029			2,365	(71	)(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
LeanTaaS Holdings, Inc.		1st Lien Term Loan	12.08% (SOFR + 7.50%)	7/12/2028			$2,635	$2,582	(e)
LeanTaaS Holdings, Inc.		1st Lien Delayed Draw Term Loan		7/12/2028			2,635	(53	)(e)(h)
LeanTaaS Holdings, Inc.		1st Lien Delayed Draw Term Loan	12.08% (SOFR + 7.50%)	7/12/2028			2,371	148	(e)(h)
Majesco		1st Lien Revolver		9/21/2026			624	—	(e)(h)
Majesco		1st Lien Term Loan	11.98% (3M LIBOR + 7.25%)	9/21/2027			7,912	7,912	(e)(f)
Maltese Bidco 1 Limited	United Kingdom	1st Lien Term Loan	8.79% (3M EURIBOR + 7.00%)	2/14/2029			€3,600	3,854	(e)(f)
McAfee Corp.		1st Lien Term Loan	8.18% (SOFR + 3.75%)	3/1/2029			5,195	4,823
MH Sub I, LLC (Micro Holding Corp.)		1st Lien Term Loan	8.13% (1M LIBOR + 3.75%)	9/13/2024			10,089	9,789	(i)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	9.18% (SONIA + 5.75%)	5/18/2029			£7,035	8,250	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Term Loan	10.17% (SOFR + 5.75%)	5/18/2029			38,472	37,318	(e)(f)
Mimecast Borrowerco, Inc.		1st Lien Delayed Draw Term Loan		5/18/2029			3,831	(115	)(e)(h)
Mitchell International, Inc.		2nd Lien Term Loan	11.23% (3M LIBOR + 6.50%)	10/15/2029			12,252	10,123
MRI Software LLC		1st Lien Revolver		2/10/2026			508	(15	)(e)(h)
MRI Software LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	2/10/2026			1,749	1,697	(e)
MRI Software LLC		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	2/10/2026			6,617	6,418	(e)(f)
MRI Software LLC		1st Lien Delayed Draw Term Loan		2/10/2026			981	163	(e)(h)
OpenMarket Inc.		1st Lien Term Loan	10.98% (3M LIBOR + 6.25%)	9/17/2026			6,958	6,889	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Park Place Technologies, LLC		1st Lien Term Loan	9.42% (SOFR + 5.00%)	11/10/2027			$1,753	$1,647	(f)
Park Place Technologies, LLC		2nd Lien Term Loan	13.42% (SOFR + 9.00%)	11/10/2028			9,474	9,095	(e)(f)
PDDS Holdco, Inc.		1st Lien Revolver		7/18/2028			58	(2	)(e)(h)
PDDS Holdco, Inc.		1st Lien Term Loan	12.29% (SOFR + 7.50%)	7/18/2028			733	711	(e)
PDDS Holdco, Inc.		1st Lien Delayed Draw Term Loan		7/18/2028			85	(3	)(e)(h)
PDDS Holdco, Inc.		1st Lien Delayed Draw Term Loan	12.29% (SOFR + 7.50%)	7/18/2028			70	68	(e)
PDDS Holdco, Inc.		1st Lien Delayed Draw Term Loan	12.54% (SOFR + 7.50%)	7/18/2028			85	37	(e)(h)
PDI TA Holdings, Inc.		1st Lien Revolver	8.82% (3M LIBOR + 4.50%)	10/24/2024			205	160	(e)(h)
PDI TA Holdings, Inc.		1st Lien Term Loan	8.73% (3M LIBOR + 4.50%)	10/24/2024			2,341	2,294	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Term Loan	13.18% (3M LIBOR + 8.50%)	10/24/2025			1,107	1,084	(e)
PDI TA Holdings, Inc.		2nd Lien Term Loan	13.18% (3M LIBOR + 8.50%)	10/24/2025			245	240	(e)(f)
PDI TA Holdings, Inc.		2nd Lien Delayed Draw Term Loan	13.18% (3M LIBOR + 8.50%)	10/24/2025			138	135	(e)
Pluralsight, Inc.		1st Lien Revolver	12.36% (1M LIBOR + 8.00%)	4/6/2027			1,204	578	(e)(h)
Pluralsight, Inc.		1st Lien Term Loan	11.83% (3M LIBOR + 8.00%)	4/6/2027			16,506	16,176	(e)
Precisely Software Incorporated (f/k/a Syncsort Incorporated)		1st Lien Term Loan	8.36% (3M LIBOR + 4.00%)	4/24/2028			13,400	11,068	(f)
ProfitSolv Purchaser, Inc.		1st Lien Revolver		3/5/2027			608	(12	)(e)(h)
ProfitSolv Purchaser, Inc.		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	3/5/2027			3,766	3,691	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
ProfitSolv Purchaser, Inc.		1st Lien Delayed Draw Term Loan	10.23% (3M LIBOR + 5.50%)	3/5/2027			$2,549	$699	(e)(h)
Project Essential Bidco, Inc.		1st Lien Revolver		4/20/2027			121	(5	)(e)(h)
Project Essential Bidco, Inc.		1st Lien Term Loan	9.99% (3M LIBOR + 5.75%)	4/20/2028			4,057	3,894	(e)(f)
Proofpoint, Inc.		1st Lien Revolver		8/31/2026			240	—	(e)(h)
Proofpoint, Inc.		1st Lien Term Loan	7.98% (3M LIBOR + 3.25%)	8/31/2028			6,465	6,202
Proofpoint, Inc.		2nd Lien Term Loan	10.98% (3M LIBOR + 6.25%)	8/31/2029			5,156	5,156	(e)
QF Holdings, Inc.		1st Lien Revolver		12/15/2027			317	—	(e)(h)
QF Holdings, Inc.		1st Lien Term Loan	10.43% (6M LIBOR + 6.25%)	12/15/2027			1,313	1,313	(e)
QF Holdings, Inc.		1st Lien Term Loan	11.02% (3M LIBOR + 6.25%)	12/15/2027			2,500	2,500	(e)(f)
QF Holdings, Inc.		1st Lien Delayed Draw Term Loan	10.43% (6M LIBOR + 6.25%)	12/15/2027			263	263	(e)
QF Holdings, Inc.		1st Lien Delayed Draw Term Loan	10.64% (3M LIBOR + 6.25%)	12/15/2027			263	200	(e)(h)
Quest Software US Holdings Inc.		1st Lien Term Loan	8.49% (SOFR + 4.25%)	2/1/2029			4,607	3,535
Quest Software US Holdings Inc.		2nd Lien Term Loan	11.74% (SOFR + 7.50%)	2/1/2030			4,879	2,830	(e)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Revolver		10/5/2027			498	(20	)(e)(h)
Raptor Technologies, LLC (Sycamore Bidco Ltd)		1st Lien Term Loan	10.23% (3M LIBOR + 5.50%)	10/5/2028			3,199	3,071	(e)(f)
RealPage, Inc.		2nd Lien Term Loan	10.88% (1M LIBOR + 6.50%)	4/23/2029			9,423	9,234	(e)(f)
Relativity ODA LLC		1st Lien Revolver		5/12/2027			1	—	(e)(h)
Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Relativity ODA LLC		1st Lien Term Loan	11.89% (1M LIBOR + 7.50%)	5/12/2027			$7,309	$7,309	(e)
Revalize, Inc.		1st Lien Revolver		4/15/2027			227	(14	)(e)(h)
Revalize, Inc.		1st Lien Delayed Draw Term Loan	10.48% (SOFR + 5.75%)	4/15/2027			2,741	2,577	(e)
Revalize, Inc.		1st Lien Delayed Draw Term Loan	10.46% (SOFR + 5.75%)	4/15/2027			207	194	(e)
RMS Holdco II, LLC		1st Lien Revolver		12/16/2027			883	(18	)(e)(h)
RMS Holdco II, LLC		1st Lien Term Loan	10.48% (3M LIBOR + 5.75%)	12/16/2027			7,157	7,014	(e)(f)
Sedgwick Claims Management Services, Inc.		1st Lien Term Loan	7.63% (1M LIBOR + 3.25%)	12/31/2025			5,306	5,154
Smarsh Inc.		1st Lien Revolver		2/16/2029			227	—	(e)(h)
Smarsh Inc.		1st Lien Term Loan	11.29% (SOFR + 6.50%)	2/16/2029			3,561	3,561	(e)(f)
Smarsh Inc.		1st Lien Delayed Draw Term Loan	11.29% (SOFR + 6.50%)	2/16/2029			890	445	(e)(h)
Sophia, L.P.		1st Lien Term Loan	8.23% (3M LIBOR + 3.50%)	10/7/2027			10,610	10,218
Sophia, L.P.		2nd Lien Term Loan	12.73% (3M LIBOR + 8.00%)	10/9/2028			10,498	10,288	(e)(f)
Storable, Inc.		2nd Lien Term Loan	11.54% (SOFR + 6.75%)	4/16/2029			9,527	9,146	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Revolver		7/2/2027			1	—	(e)(h)
Sundance Group Holdings, Inc.		1st Lien Term Loan	10.75% (SOFR + 6.25%)	7/2/2027			1,510	1,495	(e)(f)
Sundance Group Holdings, Inc.		1st Lien Term Loan	10.93% (SOFR + 6.25%)	7/2/2027			81	80	(e)
Sundance Group Holdings, Inc.		1st Lien Delayed Draw Term Loan	10.75% (SOFR + 6.25%)	7/2/2027			453	448	(e)
TCP Hawker Intermediate LLC		1st Lien Revolver	9.57% (1M LIBOR + 5.25%)	8/29/2025			458	160	(e)(h)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
TCP Hawker Intermediate LLC		1st Lien Term Loan	9.98% (3M LIBOR + 5.25%)	8/28/2026			$2,735	$2,735	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delayed Draw Term Loan	9.98% (3M LIBOR + 5.25%)	8/28/2026			975	975	(e)(f)
TCP Hawker Intermediate LLC		1st Lien Delayed Draw Term Loan	9.98% (3M LIBOR + 5.25%)	8/31/2026			917	402	(e)(h)
TIBCO Software Inc		1st Lien Revolver		9/30/2027			2,574	(515	)(e)(h)(i)
TIBCO Software Inc		1st Lien Term Loan	9.18% (SOFR + 4.50%)	3/30/2029			20,500	18,270	(i)
TIBCO Software Inc		2nd Lien Term Loan	9.00% (SOFR + 7.00%)	9/28/2029			2	2	(e)(i)
Tiger UK Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.47% (SONIA + 6.42%)	6/30/2028			£1,464	1,770	(e)
Tiger UK Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.47% (SONIA + 6.42%)	6/30/2028			£5,529	6,684	(e)(f)
UKG Inc.		1st Lien Revolver	8.06% (1M LIBOR + 3.75%)	2/1/2026			3	1	(e)(h)
WebPT, Inc.		1st Lien Revolver	11.26% (3M LIBOR + 6.75%)	1/18/2028			216	83	(e)(h)
WebPT, Inc.		1st Lien Term Loan	11.48% (3M LIBOR + 6.75%)	1/18/2028			2,042	2,042	(e)(h)
Wellness AcquisitionCo, Inc.		1st Lien Revolver		1/20/2027			504	—	(e)(h)
Wellness AcquisitionCo, Inc.		1st Lien Term Loan	9.91% (3M LIBOR + 5.50%)	1/20/2027			3,063	3,063	(e)(f)
Wellness AcquisitionCo, Inc.		1st Lien Delayed Draw Term Loan		1/20/2027			609	—	(e)(h)
WorkWave Intermediate II, LLC		1st Lien Revolver		6/29/2027			460	—	(e)(h)
WorkWave Intermediate II, LLC		1st Lien Term Loan	11.93% (SOFR + 7.25%)	6/29/2027			4,349	4,349	(e)
WorkWave Intermediate II, LLC		1st Lien Delayed Draw Term Loan	11.93% (SOFR + 7.25%)	6/29/2027			1,420	1,420	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
WorkWave Intermediate II, LLC		1st Lien Delayed Draw Term Loan	11.44% (SOFR + 7.25%)	6/29/2027				$1,524	$1,524	(e)
WSBidCo Limited	Jersey	1st Lien Term Loan	9.80% (SONIA + 6.75%)	6/16/2028				£2,679	3,238	(e)(f)
WSBidCo Limited	Jersey	1st Lien Delayed Draw Term Loan	9.80% (SONIA + 6.75%)	6/16/2028				£2,679	2,393	(e)(h)(i)
									689,777		27.95%
Technology Hardware & Equipment
Chariot Buyer LLC		1st Lien Revolver	7.38% (1M LIBOR + 3.00%)	11/3/2026				100	20	(e)(h)
Chariot Buyer LLC		2nd Lien Term Loan	11.13% (1M LIBOR + 6.75%)	11/5/2029				13,662	12,843	(e)(f)
FL Hawk Intermediate Holdings, Inc.		1st Lien Revolver		2/22/2027				1,312	(13	)(e)(h)
FL Hawk Intermediate Holdings, Inc.		1st Lien Term Loan	9.48% (3M LIBOR + 4.75%)	2/22/2028				7,345	7,272	(e)(f)
FL Hawk Intermediate Holdings, Inc.		1st Lien Delayed Draw Term Loan		2/22/2028				1,017	(10	)(e)(h)
Flexential Topco Corporation		1st Lien Revolver	13.25% (PRIME + 5.75%)	8/25/2027				3,000	540	(e)(h)
Micromeritics Instrument Corp.		1st Lien Revolver		12/18/2025				331	—	(e)(h)
Micromeritics Instrument Corp.		1st Lien Term Loan	9.65% (3M LIBOR + 4.50%)	12/18/2025				1,749	1,749	(e)(f)
MWG BidCo ApS	Denmark	1st Lien Term Loan	8.97% (3M CIBOR + 6.75%)	2/29/2028			DKK	20,066	2,888	(e)(h)
MWG BidCo ApS	Denmark	1st Lien Delayed Draw Term Loan		2/29/2028			DKK	4,934	—	(e)(h)
Repairify, Inc.		1st Lien Revolver		6/14/2027				766	(31	)(e)(h)
Repairify, Inc.		1st Lien Term Loan	10.04% (SOFR + 5.00%)	6/14/2027				3,526	3,385	(e)(f)
Stellant Midco, LLC		1st Lien Term Loan	10.05% (SOFR + 5.50%)	10/2/2028				1,610	1,594	(e)(f)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
ViaSat, Inc.		1st Lien Term Loan	8.94% (SOFR + 4.50%)	3/2/2029			$2,982	$2,896
Wildcat BuyerCo, Inc.		1st Lien Revolver	10.09% (SOFR + 5.75%)	2/27/2026			255	48	(e)(h)
Wildcat BuyerCo, Inc.		1st Lien Term Loan	10.48% (SOFR + 5.75%)	2/27/2026			3,187	3,155	(e)(f)
Wildcat BuyerCo, Inc.		1st Lien Delayed Draw Term Loan	10.48% (SOFR + 5.75%)	2/27/2026			1,350	1,337	(e)
Wildcat BuyerCo, Inc.		1st Lien Delayed Draw Term Loan	10.48% (SOFR + 5.75%)	2/27/2026			1,061	1,051	(e)(f)
								38,724		1.57%
Telecommunication Services
Aventiv Technologies, LLC		1st Lien Term Loan	9.23% (3M LIBOR + 4.50%)	11/1/2024			2,605	1,939
Aventiv Technologies, LLC		2nd Lien Term Loan	12.66% (3M LIBOR + 8.25%)	11/1/2025			5,692	4,383	(e)
CB-SDG Limited	United Kingdom	1st Lien Term Loan	13.68% (SONIA + 10.13%)	4/2/2026			£3,131	2,650	(e)(f)(g)(j)
Commify Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.36% (6M EURIBOR + 6.50%)	9/14/2026			€761	790	(e)(h)
Commify Limited	United Kingdom	1st Lien Delayed Draw Term Loan	9.36% (6M EURIBOR + 7.50%)	9/14/2026			€2,802	3,000	(e)(f)
Commify Limited	United Kingdom	1st Lien Delayed Draw Term Loan	8.61% (6M EURIBOR + 6.75%)	9/14/2026			€973	504	(e)(h)
Delta Topco, Inc.		2nd Lien Term Loan	11.65% (SOFR + 7.25%)	12/1/2028			3,964	3,087
Panther NewCo	France	1st Lien Term Loan	7.95% (3M EURIBOR + 5.75%)	5/24/2029			€8,346	8,831	(e)(h)
Panther NewCo	France	1st Lien Delayed Draw Term Loan		5/24/2029			€3,498	1	(e)(h)
Zayo Group Holdings, Inc.		1st Lien Term Loan	7.38% (1M LIBOR + 3.00%)	3/9/2027			2,191	1,768
								26,953		1.09%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Transportation
Commercial Trailer Leasing, Inc.		1st Lien Revolver		1/19/2026			$741	$—	(e)(h)
Commercial Trailer Leasing, Inc.		1st Lien Term Loan	10.36% (SOFR + 6.25%)	1/19/2026			11,816	11,816	(e)(f)
Commercial Trailer Leasing, Inc.		1st Lien Delayed Draw Term Loan	10.19% (SOFR + 6.25%)	1/19/2026			1,430	1,430	(e)
Commercial Trailer Leasing, Inc.		2nd Lien Term Loan	13.00%	1/19/2027			2,222	2,177	(e)(f)
Draken Bidco Limited	United Kingdom	1st Lien Term Loan	11.19% (SOFR + 7.00%)	7/20/2029			10,560	10,560	(e)(f)
Draken Bidco Limited	United Kingdom	1st Lien Delayed Draw Term Loan		7/20/2029			1,440	—	(e)(h)(i)
First Student Bidco Inc.		1st Lien Term Loan	7.73% (3M LIBOR + 3.00%)	7/21/2028			4,004	3,608
Neovia Logistics, LP		1st Lien Term Loan	13.19% (SOFR + 9.00%)	11/1/2027			407	303	(e)(h)
Shur-Co Acquisition, Inc.		1st Lien Revolver	10.59% (SOFR + 6.00%)	6/30/2027			441	162	(e)(h)
Shur-Co Acquisition, Inc.		1st Lien Term Loan	10.90% (SOFR + 6.00%)	6/30/2027			2,604	2,604	(e)(f)
								32,660		1.32%
Utilities
Scholt Energy B.V.	Netherlands	1st Lien Term Loan	9.20% (3M EURIBOR + 7.00%)	8/20/2028			€9,500	10,169	(e)(f)
WIN Waste Innovations Holdings Inc.		1st Lien Term Loan	7.48% (3M LIBOR + 2.75%)	3/24/2028			5,116	4,873
								15,042		0.61%
Total Senior Loans (Cost $2,814,701)								2,687,144		108.87%
Subordinated Loans(b)(c)(d)(e)
Commercial & Professional Services
Visual Edge Technology, Inc.		Subordinated Term Loan		9/3/2024			274	129	(j)
								129		0.01%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Subordinated Loans(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Consumer Services
KeyStone Sub-Debt HoldCo, LLC		Subordinated Term Loan	10.00%	1/20/2027			$1,188	$1,164	(g)
KeyStone Sub-Debt HoldCo, LLC		Subordinated Term Loan	10.00%	1/20/2027			8,692	8,519
								9,683		0.39%
Diversified Financials
eCapital Finance Corp.	Canada	Subordinated Term Loan	11.97% (SOFR + 7.75%)	12/31/2025			22,643	22,417
eCapital Finance Corp.	Canada	Subordinated Delayed Draw Term Loan	11.97% (SOFR + 7.75%)	12/31/2025			2,803	2,775
TVG-TMG Topco, Inc.		Subordinated Term Loan	12.00%	3/30/2029			2,920	2,774	(g)
								27,966		1.13%
Total Subordinated Loans (Cost $37,388)								37,778		1.53%
Corporate Bonds(b)(c)
Automobiles & Components
Nissan Motor Co Ltd	Japan		4.35%	9/17/2027			4,501	4,086
								4,086		0.17%
Banks
Ladder Capital Finance Holding			4.25%	2/1/2027			3,016	2,534	(d)
Rocket Mortgage LLC			3.63%	3/1/2029			4,000	3,170	(d)
								5,704		0.23%
Capital Goods
Artera Services, LLC			9.03%	12/4/2025			12,790	10,655	(d)
Chart Industries, Inc.			9.50%	1/1/2031			100	103	(d)
LBM Acquisition LLC			6.25%	1/15/2029			5,174	3,300	(d)
Martin Marietta Materials Inc			2.40%	7/15/2031			4,000	3,211	(d)
Specialty Building Products Holdings LLC			6.38%	9/30/2026			4,484	3,598

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
SPX Flow, Inc.			8.75%	4/1/2030			$424	$334	(d)
SRS Distribution Inc.			6.00%	12/1/2029			5,000	3,979	(d)
Tutor Perini Corporation			6.88%	5/1/2025			7,988	6,989
								32,169		1.31%
Commercial & Professional Services
NBLY 2021-1			3.58%	4/30/2051			25	20	(d)(e)
Neptune BidCo US Inc.			9.29%	4/15/2029			8,991	8,474	(d)
VRC Companies, LLC			12.00%	6/29/2028			25	24	(e)
								8,518		0.35%
Consumer Durables & Apparel
Ashton Woods USA LLC			4.63%	8/1/2029			1,600	1,304	(d)
Ashton Woods USA LLC			4.63%	4/1/2030			520	417	(d)
								1,721		0.07%
Consumer Services
1011778 ULC / New Red Finance IncBC	Canada		4.38%	1/15/2028			1,190	1,066	(d)
AUTHB 2021-1			3.73%	7/30/2051			25	20	(d)(e)
Hilton Domestic Operating Company Inc.			3.75%	5/1/2029			5,273	4,561	(d)
SERV 2020-1			3.34%	1/30/2051			25	18	(d)(e)
VICI Properties			3.75%	2/15/2027			2,846	2,583
								8,248		0.33%
Diversified Financials
BCC Blueprint Investments, LLC			9.30%	9/15/2026			599	587	(e)
Blackstone Private Credit Fund			2.35%	11/22/2024			8,500	7,784	(d)
Blackstone Private Credit Fund			2.63%	12/15/2026			5,000	4,144
Castor S.p.A.	Italy		6.00%	2/15/2029			€3,977	3,789

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Ford Motor Credit Co. LLC			5.13%	6/16/2025			$8,437	$8,108
HighTower Holding, LLC			6.75%	4/15/2029			3,280	2,739	(d)
Shiba Bidco SpA	Italy		4.50%	10/31/2028			€2,000	1,831	(d)
SoFi Technologies Inc				10/15/2026			7,605	5,206
WAX 2022-1			5.50%	3/15/2052			18,953	17,270	(d)(e)
								51,458		2.08%
Energy
Ascent Resources - Utica LLC			9.00%	11/1/2027			500	615	(d)
Blue Racer Midstream LLC			7.63%	12/15/2025			1,652	1,640	(d)
Cheniere Energy Partners LP			4.00%	3/1/2031			300	255	(d)
CITGO Holding Inc			9.25%	8/1/2024			3,000	2,993	(d)
ITT Holdings LLC			6.50%	8/1/2029			7,137	6,011	(d)
New Fortress Energy Inc			6.50%	9/30/2026			5,050	4,690	(d)
Summit Midstream Holdings LLC			5.75%	4/15/2025			596	505
								16,709		0.68%
Food & Staples Retailing
BUNDT 2021-1			2.99%	7/30/2051			25	21	(d)(e)
								21		—%
Food & Beverage
Simmons Foods Inc			4.63%	3/1/2029			3,500	2,849	(d)
Triton Water Holdings, Inc.			6.25%	4/1/2029			100	80
								2,929		0.12%
Health Care Equipment & Services
Air Methods Corporation			8.00%	5/15/2025			6,349	317
HCA Inc			3.50%	9/1/2030			4,000	3,460	(d)
Lifepoint Health Inc			4.38%	2/15/2027			1,613	1,364

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Team Health Holdings, Inc.			6.38%	2/1/2025			$6,188	$3,566	(d)
								8,707		0.35%
Insurance
Ardonagh Midco 2 PLC	United Kingdom		11.50%	1/15/2027			34	33	(d)(g)
NFP Corp.			6.88%	8/15/2028			2,624	2,163
								2,196		0.09%
Materials
Ball Corp			2.88%	8/15/2030			7,250	5,781
CF Industries Inc.			5.15%	3/15/2034			5,000	4,752	(d)
Chemours Company, The			4.63%	11/15/2029			3,003	2,455
Constellium SE	France		5.63%	6/15/2028			1,000	924
Kobe US Midco 2 Inc			9.25%	11/1/2026			666	466	(d)
Mauser Packaging Solutions Holding Company			7.25%	4/15/2025			4,968	4,594	(d)
OI European Group BV	Netherlands		4.75%	2/15/2030			4,000	3,503
Venator Finance Sarl / Venator Materials LLC	Luxembourg		9.50%	7/1/2025			202	146	(d)
								22,621		0.92%
Media & Entertainment
Altice Financing S.A.	Luxembourg		5.00%	1/15/2028			7,000	5,635	(d)
Aventine Holdings II LLC			10.25%	12/23/2030			10,965	10,088	(e)(g)
CCO Holdings LLC			4.25%	2/1/2031			969	777
CSC Holdings LLC			3.38%	2/15/2031			4,000	2,609	(d)
CSC Holdings LLC			4.50%	11/15/2031			870	604	(d)
CSC Holdings LLC			4.63%	12/1/2030			2,000	1,105	(d)
Dolya Holdco 18 DAC	Ireland		5.00%	7/15/2028			3,000	2,624	(d)
Eagle Football Holdings BidCo Limited	United Kingdom		15.00%	12/13/2028			672	632	(e)(g)
Eagle Football Holdings BidCo Limited	United Kingdom		12.30%	12/13/2028			1,232	1,195	(e)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Telenet Finance Luxembourg Notes Sarl	Luxembourg		5.50%	3/1/2028			$400	$352
								25,621		1.04%
Real Estate
Brookfield Property REIT Inc			4.50%	4/1/2027			5,208	4,353	(d)
Brookfield Property REIT Inc			5.75%	5/15/2026			2,667	2,431	(d)
HAT Holdings I LLC / HAT Holdings II LLC			3.75%	9/15/2030			4,880	3,586	(d)
Iron Mountain Inc			4.88%	9/15/2027			714	657	(d)
Iron Mountain Inc			4.88%	9/15/2029			3,154	2,751	(d)
Iron Mountain Inc			5.25%	7/15/2030			4,089	3,553
								17,331		0.70%
Retailing
Bath & Body Works Inc			5.25%	2/1/2028			1,794	1,666	(d)
Carvana Co			4.88%	9/1/2029			750	289	(d)
HSE Finance Sarl	Luxembourg		7.51% (3M EURIBOR + 5.75%)	10/15/2026			€4,034	2,440
SCIH Salt Holdings Inc.			4.88%	5/1/2028			3,009	2,575	(d)
								6,970		0.28%
Software & Services
AffiniPay Intermediate Holdings, LLC			14.70% (SOFR + 10.00%)	6/9/2030			5,067	4,865	(e)
Castle US Holding Corporation			9.50%	2/15/2028			594	233	(d)
Insightful Science Intermediate I, LLC			10.50%	4/28/2032			1,279	1,177	(e)
								6,275		0.25%
Technology Hardware & Equipment
Avaya Inc.			6.13%	9/15/2028			1,302	397
CommScope Inc			8.25%	3/1/2027			3,142	2,435

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds(b)(c) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
ViaSat, Inc.			6.50%	7/15/2028			$2,790	$2,138	(d)
								4,970		0.20%
Telecommunication Services
Telesat Canada / Telesat LLC	Canada		5.63%	12/6/2026			4,420	2,033
Telesat Canada / Telesat LLC	Canada		6.50%	10/15/2027			2,325	673	(d)
								2,706		0.11%
Total Corporate Bonds (Cost $267,500)								228,960		9.28%
Collateralized Loan Obligations — Debt(b)(c)(d)(e)
AIMCO 2021-15	Cayman Islands		10.03% (3M LIBOR + 5.95%)	10/17/2034			750	666
AMMC 2012-11	Cayman Islands		10.21% (3M LIBOR + 5.80%)	4/30/2031			1,500	1,261
AMMC 2018-22	Cayman Islands		9.86% (3M LIBOR + 5.50%)	4/25/2031			750	628
ATCLO 2016-7	Cayman Islands		12.79% (3M LIBOR + 8.05%)	11/27/2031			875	434
ATRM 13	Cayman Islands		10.37% (3M LIBOR + 6.05%)	11/21/2030			1,350	1,202
ATRM 9	Cayman Islands		11.19% (3M LIBOR + 6.45%)	5/28/2030			2,000	1,777
BCC 2019-2	Cayman Islands		10.40% (3M LIBOR + 6.32%)	10/17/2032			1,250	1,093
BCC 2019-4	Cayman Islands		12.04% (SOFR + 7.99%)	4/23/2035			6,000	5,148
BCC 2021-3	Cayman Islands		10.82% (3M LIBOR + 6.50%)	7/24/2034			500	450
BCC 2022-2	Jersey		11.88% (SOFR + 7.84%)	4/22/2035			8,000	7,122
BCHPK 2019-1	Cayman Islands		10.36% (SOFR + 6.50%)	1/17/2035			250	219

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
CANYC 2018-1	Cayman Islands		9.83% (3M LIBOR + 5.75%)	7/15/2031			$850	$674
CANYC 2020-1	Cayman Islands		10.43% (3M LIBOR + 6.35%)	7/15/2034			1,952	1,744
CEDF 2018-9	Cayman Islands		9.59% (3M LIBOR + 5.35%)	4/20/2031			250	216
CIFC 2014-3	Cayman Islands		10.42% (3M LIBOR + 6.10%)	10/22/2031			522	439
DEN12 2016-1	Cayman Islands		9.98% (3M LIBOR + 5.90%)	4/15/2031			750	530
DEN14 2016-1	Cayman Islands		10.67% (3M LIBOR + 6.35%)	10/23/2031			750	536
DEN16 2018-1	Cayman Islands		6.84% (3M LIBOR + 2.60%)	1/20/2030			1,500	1,297
DRSLF 2013-28	Cayman Islands		12.36% (3M LIBOR + 7.75%)	8/15/2030			500	407
DRSLF 2018-55	Cayman Islands		9.48% (3M LIBOR + 5.40%)	4/15/2031			375	303
DRSLF 2018-57	Cayman Islands		9.81% (3M LIBOR + 5.20%)	5/15/2031			500	403
DRSLF 2018-58	Cayman Islands		9.43% (3M LIBOR + 5.35%)	7/17/2031			1,000	868
DRSLF 2018-70	Cayman Islands		10.13% (3M LIBOR + 6.05%)	1/16/2032			250	226
DRSLF 2020-86	Cayman Islands		10.58% (3M LIBOR + 6.50%)	7/17/2034			250	220	(l)
ELMW8 2021-1	Cayman Islands		12.24% (3M LIBOR + 8.00%)	1/20/2034			750	674
FILPK 2018-1	Cayman Islands		9.48% (3M LIBOR + 5.40%)	7/15/2030			288	257
FLAT 2021-1	Cayman Islands		10.23% (3M LIBOR + 6.00%)	7/19/2034			250	222
GLD10 2015-10	Cayman Islands		9.89% (3M LIBOR + 5.65%)	7/20/2031			750	684

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
ICG 2018-1	Cayman Islands		9.43% (3M LIBOR + 5.15%)	4/21/2031			$500	$374
INGIM 2013-3	Cayman Islands		10.09% (3M LIBOR + 5.90%)	10/18/2031			1,250	981
KKR 2022-41	Cayman Islands		10.56% (SOFR + 6.70%)	4/15/2035			1,500	1,257
KKR 34	Cayman Islands		10.93% (3M LIBOR + 6.85%)	7/15/2034			600	525
MAGNE 2015-15	Cayman Islands		9.56% (3M LIBOR + 5.20%)	7/25/2031			250	218
MDPK 2014-14	Cayman Islands		12.09% (3M LIBOR + 7.77%)	10/22/2030			1,000	784
MDPK 2016-22	Cayman Islands		10.78% (3M LIBOR + 6.70%)	1/15/2033			550	484
MDPK 2018-27	Cayman Islands		9.24% (3M LIBOR + 5.00%)	4/20/2030			650	564
MDPK 2018-28	Cayman Islands		11.68% (3M LIBOR + 7.60%)	7/15/2030			500	409
MDPK 2020-46	Cayman Islands		10.33% (3M LIBOR + 6.25%)	10/15/2034			750	678
MDPK 2022-55	Cayman Islands		10.71% (SOFR + 8.17%)	7/18/2035			852	799
OAKC 2022-13	Bermuda		8.25% (SOFR + 5.19%)	7/20/2035			418	410
OCT35 2018-1	Cayman Islands		9.44% (3M LIBOR + 5.20%)	1/20/2031			1,500	1,188
OHALF 2015-1	Cayman Islands		10.88% (3M LIBOR + 6.65%)	1/19/2037			860	796
OHALF 2016-1	Cayman Islands		10.59% (3M LIBOR + 6.35%)	1/20/2033			4,000	3,670
RSRVA 2016-3	Cayman Islands		10.69% (3M LIBOR + 6.50%)	1/18/2034			500	447
TFLAT 2018-1	Cayman Islands		10.56% (3M LIBOR + 6.15%)	1/29/2032			250	222

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
VENTR 2019-36	Cayman Islands		11.16% (3M LIBOR + 6.92%)	4/20/2032			$300	$217
VENTR 2019-37	Cayman Islands		11.03% (3M LIBOR + 6.95%)	7/15/2032			3,000	2,344
VOYA 2019-4	Cayman Islands		10.79% (3M LIBOR + 6.71%)	1/15/2035			500	439
WELF 2017-3	Cayman Islands		9.63% (3M LIBOR + 5.55%)	1/17/2031			1,000	763
WELF 2018-3	Cayman Islands		10.49% (3M LIBOR + 6.25%)	1/20/2032			250	188
WOODS 2018-12	Cayman Islands		10.56% (3M LIBOR + 5.79%)	6/15/2031			750	547
Total Collateralized Loan Obligations — Debt (Cost $54,997)								48,004	1.94%
Collateralized Loan Obligations — Equity(d)(e)
AIMCO 2019-10	Cayman Islands		32.66%	7/22/2032			5,500	3,397
AIMCO 2020-11	Cayman Islands		24.62%	10/17/2034			7,258	6,401
AIMCO 2021-14	Cayman Islands		21.18%	4/20/2034			1,000	773
AIMCO 2021-16	Cayman Islands			1/17/2035			4,600	3,559
AIMCO 2021-16	Cayman Islands		16.32%	1/17/2035			1,000	774
ANCHC 2019-13	Cayman Islands		16.89%	4/15/2034			250	174
ANCHC 2020-16	Cayman Islands		17.16%	1/19/2035			250	154
ANCHC 2021-20	Cayman Islands		9.84%	1/20/2035			4,650	3,230
ANCHF 2015-2	Cayman Islands			4/25/2038			4,550	2,722
ANCHF 2016-3	Cayman Islands		15.58%	1/28/2039			520	346
ANCHF 2019-8	Cayman Islands		29.24%	7/25/2037			404	211
ANCHF 2019-9	Cayman Islands			10/25/2037			680	432
ANCHF 2019-9	Cayman Islands		24.91%	10/25/2037			250	159

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
ANCHF 2020-10	Cayman Islands		24.32%	4/25/2038			$1,731	$979
ATRM 15	Cayman Islands		20.26%	1/23/2031			4,080	2,295
AVERY 2015-6	Cayman Islands		0.10%	8/5/2027			314	—
BCC 2017-2	Cayman Islands		17.41%	7/25/2034			3,461	2,310
BCC 2018-1	Cayman Islands		11.67%	4/23/2031			1,420	619
BCC 2019-1	Cayman Islands		23.22%	4/18/2032			1,400	818
BCC 2019-2	Cayman Islands		23.68%	10/17/2032			810	450
BCC 2020-1	Cayman Islands		30.53%	4/18/2033			1,250	791
BCC 2020-2	Cayman Islands		42.40%	7/19/2034			800	532
BCC 2021-2	Cayman Islands		15.15%	7/16/2034			1,000	611
BCC 2022-1	Cayman Islands		19.95%	4/18/2035			6,750	5,047
CANYC 2019-1	Cayman Islands		21.09%	4/15/2032			2,798	1,475
CEDF 2016-5	Cayman Islands		21.48%	7/17/2031			2,000	1,239
CEDF 2017-8	Cayman Islands		19.68%	10/17/2034			365	178
CGMS 2018-3	Cayman Islands			10/15/2030			750	273
CGMS 2018-4	Cayman Islands		23.64%	1/20/2031			2,310	1,058
CGMS 2019-3	Cayman Islands		22.89%	10/20/2032			3,875	2,395
CGMS 2021-8	Cayman Islands		20.65%	10/15/2034			1,000	676
CIFC 2015-4	Cayman Islands		14.34%	4/20/2034			2,252	836
CIFC 2018-5	Cayman Islands		21.03%	1/15/2032			625	301
CIFC 2019-1	Cayman Islands		23.61%	4/20/2032			1,500	735
CIFC 2019-FAL	Cayman Islands		13.42%	1/20/2033			3,050	2,016
CIFC 2020-3	Cayman Islands		15.20%	10/20/2034			1,000	782
CIFC 2021-5	Cayman Islands		15.30%	7/15/2034			5,200	3,881

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
CIFC 2021-7	Cayman Islands		21.07%	1/23/2035			$250	$181
DAVIS 2022-1	Cayman Islands			4/20/2035			14,500	349
DAVIS 2022-1	Cayman Islands		15.74%	4/20/2035			7,250	5,195
DRSLF 2013-28	Cayman Islands		20.90%	8/15/2030			1,406	242
DRSLF 2018-58	Cayman Islands		18.99%	7/17/2031			3,125	1,622
DRSLF 2020-78	Cayman Islands		25.14%	4/17/2033			7,225	5,271
DRSLF 2022-108	Jersey		21.13%	7/18/2035			875	721
DRSLF 2022-98	Cayman Islands		20.89%	4/20/2035			1,000	845
DRSLF 2022-98	Cayman Islands		20.98%	4/20/2035			4,000	3,381
Eastland Investors Corp	Cayman Islands			5/1/2023			1	9
ELM11 2021-4	Cayman Islands		18.99%	10/20/2034			4,050	3,643
ELMW5 2020-2	Cayman Islands		31.12%	7/24/2031			2,500	2,542
ELMW8 2021-1	Cayman Islands		18.58%	1/20/2034			1,353	1,034
HRPK 2020-1	Cayman Islands		13.45%	4/20/2034			3,500	2,560
ICG 2021-1	Cayman Islands		15.94%	4/17/2034			2,600	1,689
INVCO 2021-2	Cayman Islands			7/15/2034			44	14
INVCO 2021-2	Cayman Islands		17.40%	7/15/2034			440	310
INVCO 2021-3	Cayman Islands			10/22/2034			366	104
INVCO 2021-3	Cayman Islands		15.43%	10/22/2034			3,657	2,465
MAGNE 2012-6	Cayman Islands			9/15/2023			1,241	—
MAGNE 2020-28	Cayman Islands		22.32%	1/20/2035			5,250	4,418
MDPK 2016-22	Cayman Islands		19.74%	1/15/2033			7,400	4,554
MDPK 2018-28	Cayman Islands		22.48%	7/15/2030			3,000	1,845
MDPK 2018-31	Cayman Islands		23.58%	1/23/2048			4,250	2,898
MDPK 2018-32	Cayman Islands		29.83%	1/22/2048			1,250	711
Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
MDPK 2019-34	Cayman Islands		25.72%	4/25/2032			$780	$500
MDPK 2019-37	Cayman Islands		27.41%	7/15/2049			7,500	5,955
MDPK 2021-50	Cayman Islands		16.44%	4/19/2034			2,500	2,019
MDPK 2021-59	Cayman Islands		15.03%	1/18/2034			6,000	4,912
MDPK 2022-53	Cayman Islands		18.47%	4/21/2035			6,000	4,910
MDPK 2022-55	Cayman Islands		17.57%	7/18/2035			3,025	2,760
NEUB 2016-23	Cayman Islands		0.10%	10/17/2027			29	—
OAKC 2012-7	Cayman Islands		14.22%	2/20/2034			500	250
OAKC 2014-10R	Cayman Islands		12.68%	4/20/2034			1,493	658
OAKC 2014-10R	Cayman Islands		13.57%	4/20/2034			1,000	441
OAKC 2017-15	Cayman Islands		17.47%	1/20/2030			1,360	733
OAKC 2021-16	Cayman Islands		16.78%	10/18/2034			4,575	3,515
OAKCL 2019-2	Cayman Islands		22.60%	4/15/2031			3,860	1,683
OAKCL 2019-3	Cayman Islands		16.46%	10/20/2034			6,229	4,170
OHALF 2013-1	Cayman Islands		13.77%	7/23/2031			876	295
OHALF 2016-1	Cayman Islands		19.10%	1/20/2033			8,800	5,795
RESPK 2020-1	Cayman Islands			10/15/2034			2,953	122
RESPK 2020-1	Cayman Islands		16.78%	10/15/2034			2,953	1,637
ROCKP 2021-1	Cayman Islands			4/20/2034			4,200	58
ROCKP 2021-1	Cayman Islands		12.39%	4/20/2034			2,100	1,304
RRAM 2017-2	Cayman Islands		14.19%	10/15/2117			500	324
RRAM 2019-6	Cayman Islands		16.34%	4/15/2036			1,000	850
RRAM 2020-8	Cayman Islands		16.50%	4/15/2120			550	405
RRAM 2021-14	Cayman Islands		13.07%	4/15/2121			750	561

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations — Equity(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
RRAM 2021-17	Cayman Islands		15.97%	7/15/2034			$1,000	$683
RRAM 2021-19	Cayman Islands		15.63%	10/15/2035			1,166	905
SPEAK 2018-5	Cayman Islands			4/25/2031			2,500	1,051
SPEAK 2020-8	Cayman Islands		18.48%	4/20/2033			6,350	4,549
STCR 2017-1	Cayman Islands		10.55%	10/15/2030			250	67
TPRK 2021-1	Cayman Islands		17.09%	4/15/2034			1,500	1,248
WELF 2017-3	Cayman Islands		15.17%	1/17/2031			250	52
WELF 2018-3	Cayman Islands		18.61%	1/20/2032			2,400	584
WELF 2020-1	Cayman Islands		23.57%	4/15/2033			5,955	2,861
WLLMN 2021-1	Cayman Islands			7/15/2034			5,100	115
WLLMN 2021-1	Cayman Islands		15.10%	7/15/2034			2,550	1,727
YCLO 2019-2	Cayman Islands		26.47%	1/22/2033			4,000	3,331
Total Collateralized Loan Obligations — Equity (Cost $170,339)								160,262		6.49%
Common Stocks
Automobiles & Components
Automotive Keys Investor, LLC		Class A			11/6/2020	62,749		—	(d)(e)(k)
Highline PPC Blocker LLC					11/4/2020	500		32	(d)(e)(k)
Metis Topco, LP					5/4/2021	50		67	(d)(e)(k)
Sun TopCo, LP		Class A			9/8/2021	1,000		117	(d)(e)(k)
								216		0.01%
Capital Goods
Dynamic NC Investment Holdings, LP					12/30/2020	50,000		46	(d)(e)(k)
Kene Holdings, L.P.		Class A			8/8/2019	50,000		77	(d)(e)(k)
Tutor Perini Corporation					5/19/2021	12,650		95	(k)
								218		0.01%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Commercial & Professional Services
Bedrock Parent Holdings, LP		Class A			4/22/2021	500		$43	(d)(e)(k)
Capstone Parent Holdings, LP		Class A			11/12/2020	50		95	(d)(e)(k)
Elliott Metron Co-Investor Aggregator L.P.					10/5/2022	1,000,000		1,002	(d)(e)(k)
IRI-NPD Co-Invest Aggregator, L.P.					8/1/2022	30		43	(d)(e)(k)
KKR Nest Co-Invest L.P.					9/28/2021	50,000		52	(d)(e)(k)
Laboratories Topco LLC		Class A			7/23/2021	33,333		48	(d)(e)(k)
Landscape Parallel Partners, L.P.		Class A			12/16/2021	15		50	(d)(e)(k)
North American Fire Ultimate Holdings, LLC					5/19/2021	68,175		220	(d)(e)(k)
PSP Registrar Co-Investment Fund, L.P.		Class A			8/26/2021	50,000		51	(d)(e)(k)
RC V Tecmo Investor LLC					8/14/2020	50,000		119	(d)(e)(k)
SSE Parent, LP		Class A-1			6/30/2020	25		—	(d)(e)(k)
SSE Parent, LP		Class A-2			6/30/2020	25		—	(d)(e)(k)
Tiger Parent Inc. (IPS)					11/22/2021	226		5,768	(d)(e)(k)
								7,491		0.30%
Consumer Durables & Apparel
Centric Brands GP LLC					10/9/2020	9,495		98	(d)(e)(k)
DRS Holdings I, Inc.					11/1/2019	50		42	(d)(e)(k)
								140		0.01%
Consumer Services
CMG Buyer Holdings, Inc.					5/19/2022	5		79	(d)(e)(k)
IHS Parent Holdings, L.P.		Class A			12/28/2022	25,000		25	(d)(e)(k)
LBC Breeze Holdings LLC		Class A			12/6/2021	50		56	(d)(e)(k)
Leviathan Holdings, L.P.					12/27/2022	25,000		25	(d)(e)(k)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
OMERS Mahomes Investment Holdings LLC		Class A			11/16/2020	16		$107	(d)(e)(k)
ZBS Mechanical Group Co-Invest Fund 2, LLC					10/7/2021	50,000		280	(d)(e)(k)
								572		0.02%
Diversified Financials
Apollo Tactical Income Fund Inc					1/12/2021	811		10
BCC Blueprint Investments, LLC					9/15/2021	629,497		528	(d)(e)(k)
Blackstone Strategic Credit Fund					10/28/2020	3,073		32
Blackstone/GSO Long-Short Credit Income Fund					1/14/2021	70		1
Owl Rock Capital Corp					8/18/2020	2,500		29
Sera 2021 LLC		Class A			3/30/2021	3		—	(d)(e)(k)
The Ultimus Group Aggregator, LP		Class B			2/1/2019	182		—	(d)(e)(k)
The Ultimus Group, LLC		Class B			2/1/2019	1,609		—	(d)(e)(k)
TVG-TMG Holdings, LLC					3/31/2022	50		—	(d)(e)(k)
								600		0.02%
Energy
Antero Resources Corp					7/28/2021	16,111		499	(k)
Chesapeake Energy Corp					7/25/2022	3,333		314
Galileo Co-Investment Trust I	New Zealand				7/7/2022	50,000		32	(d)(e)(k)
SilverBow Resources, Inc.					6/30/2022	16,722		473	(d)(k)
Summit Midstream Partners LP					2/25/2022	20,000		334	(k)
								1,652		0.07%
Food & Staples Retailing
KCAKE Holdings Inc.					5/14/2021	50		49	(d)(e)(k)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
LJ Perimeter Co-Invest, L.P.		Class A			10/26/2022	50,000		$50	(d)(e)(k)
ZB Parent LLC					2/9/2022	50		59	(d)(e)(k)
								158		0.01%
Food & Beverage
PPC CHG Blocker LLC					12/10/2021	1		48	(d)(e)(k)
								48		—%
Health Care Equipment & Services
Asclepius Holdings LLC					2/28/2022	448		—	(d)(e)(f)(k)
BCPE Co-Invest (A), LP		Class A			2/15/2022	45,000		41	(d)(e)(k)
Crown CT HoldCo Inc.		Class A			3/8/2022	5		54	(d)(e)(k)
Heracles Investments S.a r.l.	Spain				7/5/2022	16,639		—	(e)(k)
Network Investco BV	Netherlands				7/8/2022	1,073,830		1,149	(d)(e)(k)
Olympia TopCo, L.P.		Class A			9/24/2019	50,000		—	(d)(e)(k)
OMERS Bluejay Investment Holdings LP		Class A			7/10/2018	25		32	(d)(e)(k)
OMERS Wildcats Investment Holdings LLC		Class A			10/31/2019	216		118	(d)(e)(k)
SiroMed Equity Holdings, LLC					3/26/2018	3,703		7	(d)(e)(k)
VPP Group Holdings, L.P.					12/1/2021	50		57	(d)(e)(k)
WSHP FC Holdings LLC					7/1/2022	352		46	(d)(e)(k)
								1,504		0.06%
Household & Personal Products
CDI Holdings I Corp.					12/22/2021	50		35	(d)(e)(k)
RMCF V CIV XLIV, L.P.					8/20/2021	50,000		30	(d)(e)(k)
								65		—%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Insurance
High Street HoldCo LLC		Series A	10.00%		4/16/2021	50,000		$94	(d)(e)
High Street HoldCo LLC		Series C	10.00%		4/16/2021	485,865		946	(d)(e)
Insight Catastrophe Group, LLC		Series A			2/18/2022	2		51	(d)(e)(k)
INSZ Holdings, LLC					11/8/2022	3,571		25	(d)(e)(k)
								1,116		0.05%
Materials
ASP-r-pac Holdings LP		Class A			12/29/2021	500		49	(d)(e)(k)
KNPAK Holdings, LP		Class A			7/2/2019	100,000		111	(d)(e)(k)
Novipax Parent Holding Company, L.L.C.		Class C			12/1/2020	50		—	(d)(e)(k)
Plaskolite PPC Blocker LLC					12/14/2018	10		1	(d)(e)(k)
								161		0.01%
Media & Entertainment
Storm Investment S.a.r.l.	Luxembourg	Class A			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class B			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class C			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class D			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class E			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class F			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class G			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class H			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg	Class I			6/24/2021	491,621		394	(d)(e)(k)
Storm Investment S.a.r.l.	Luxembourg				6/24/2021	590		—	(d)(e)(k)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Storm Investment S.a.r.l.	Luxembourg				4/1/2022	25,565		$—	(d)(e)(k)
								3,546		0.14%
Pharmaceuticals, Biotechnology & Life Sciences
Athyrium Buffalo LP/Partnership Interests					6/17/2022	2,097,909		2,066	(d)(e)(k)
Bausch Health Companies Inc.	Canada				9/1/2022	122,857		772	(k)
Cobalt Holdings I, LP		Class A			10/1/2021	500		60	(d)(e)(k)
Covaris Parent, LLC		Class A-2			1/21/2022	50		58	(d)(e)(k)
								2,956		0.12%
Real Estate
Illinois Investment S.a.r.l.	Luxembourg	Class A			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class B			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class C			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class D			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class E			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class F			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class G			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class H			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg	Class I			9/15/2021	3,400,700		23	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg				9/15/2021	4,081		11	(d)(e)(k)
Illinois Investment S.a.r.l.	Luxembourg				5/26/2022	106,292		—	(d)(e)(k)
								218		0.01%
Retailing
Arko Corp					12/22/2020	106		1	(d)(e)
Emerald Lake Pearl Acquisition-A, L.P.					7/19/2021	43,500		28	(d)(e)(k)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Fastsigns Holdings Inc.					3/13/2019	50		$101	(d)(e)(k)
Marcone Yellowstone Holdings, LLC		Class A			6/23/2021	96		168	(d)(e)(k)
Stonecourt IV Partners LP					10/8/2021	2,423,676		4,741	(d)(e)(k)
								5,039		0.20%
Software & Services
APG Holdings, LLC		Class A			1/3/2020	50,000		44	(d)(e)(k)
Astorg VII Co-Invest ERT	Luxembourg				1/31/2020	1,208,500		1,116	(d)(e)(k)
Consilio Investment Holdings, L.P.		Series A			9/15/2022	243		—	(d)(e)(k)
Consilio Investment Holdings, L.P.					5/28/2021	50,000		67	(d)(e)(k)
Cority Parent, Inc.	Canada	Class B-1			7/2/2019	47,536		2	(d)(e)(k)
Denali Apexco LP		Class A			9/15/2021	50,000		46	(d)(e)(k)
Destiny Digital Holdings, L.P.					5/27/2021	3,076		47	(d)(e)(k)
Elliott Alto Co-Investor Aggregator L.P.					9/28/2022	500,000		439	(d)(e)(k)
EQT IX Co-Investment (E) SCSP					4/16/2021	5,000		57	(d)(e)(k)
H&F Unite Partners, L.P.					5/1/2019	50,032		57	(d)(e)(k)
Insight PDI Holdings, LLC		Class A			3/19/2019	26,548		35	(d)(e)(k)
Magic Topco, L.P.		Class B			9/21/2020	12,975		—	(d)(e)(k)
Magnesium Co-Invest SCSp	Luxembourg				5/6/2022	5		49	(d)(e)(k)
PS Co-Invest, L.P.					3/5/2021	50,000		46	(d)(e)(k)
RMCF VI CIV XLVIII, L.P.					6/8/2022	62,750		63	(d)(e)(k)
RMS Group Holdings, Inc.					12/16/2021	5		59	(d)(e)(k)
Rocket Parent, LLC		Class A			12/17/2018	100,000		206	(d)(e)(k)
Skywalker TopCo, LLC					11/20/2020	25,407		126	(d)(e)(k)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Common Stocks (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Sunshine Software Holdings, Inc.		Class A-1			10/15/2021	5,000		$56	(d)(e)(k)
								2,515		0.10%
Technology Hardware & Equipment
Repairify Holdings, LLC		Class A			6/14/2021	1,655		45	(d)(e)(k)
Wildcat Parent, LP					2/27/2020	535		155	(d)(e)(k)
								200		0.01%
Transportation
Neovia Logistics Holdings Ltd.					11/1/2022	6		567	(d)(e)(k)
Shur-Co HoldCo, Inc.					6/30/2021	50,000		91	(d)(e)(k)
								658		0.03%
Utilities
Apex Clean Energy TopCo, LLC		Class A			11/17/2021	149,776		16,888	(d)(e)(k)
								16,888		0.68%
Total Common Stocks (Cost $31,364)								45,961		1.86%
Preferred Stock(b)(c)(d)(e)
Automobiles & Components
Automotive Keys Investor, LLC			9.00%		11/6/2020	62,749		63
McLaren Group Limited	United Kingdom		12.50%		8/2/2021	63,529		8,331
Metis Holdco, Inc.		Class A	7.00%		5/4/2021	7,959		8,884
								17,278		0.70%
Commercial & Professional Services
Marmic Topco, L.P.			8.00%		3/5/2021	57,624		77
								77		—%
Consumer Services
Aragorn Parent Holdings LP		Series A	10.00%		10/15/2020	50,000		129
Redwood Services Holdco, LLC		Series D	8.00%		12/31/2020	100,000		236
								365		0.01%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Diversified Financials
Aquarian Peninsula Holdings LLC			15.32% (SOFR + 10.50%)		12/29/2022	15,000,000		$14,490
The Ultimus Group, LLC		Class A	8.00%		2/1/2019	1		2
TVG-TMG Holdings, LLC		Series A			3/31/2022	50		33	(k)
								14,525		0.59%
Energy
Ferrellgas, L.P.			8.96%		3/30/2021	8,734		8,821
								8,821		0.36%
Food & Beverage
Gotham Greens Holdings, PBC		Series E-1	6.00%		6/29/2022	67,601		5,786
Watermill Express Holdings, LLC		Class A	8.00%		4/20/2021	5,000		56
								5,842		0.24%
Health Care Equipment & Services
Minerva Holdco, Inc.		Series A	10.75%		2/15/2022	21,262		21,257
Olympia Acquisition, Inc.					2/28/2022	472		—	(f)(k)
Olympia TopCo, L.P.					7/28/2021	2,184		—	(k)
Symplr Software Intermediate Holdings, Inc.		Series C-1	11.00%		12/22/2020	50		48
Symplr Software Intermediate Holdings, Inc.		Series C-2	11.00%		6/18/2021	5,980		5,453
Symplr Software Intermediate Holdings, Inc.		Series C-3	11.00%		10/12/2021	789		694
								27,452		1.11%
Insurance
High Street HoldCo LLC		Series A-1	10.00%		1/1/2022	3,898,354		4,154
High Street HoldCo LLC		Series A-2	10.00%		1/1/2022	789,494		846
High Street HoldCo LLC		Series A-3	10.00%		1/1/2022	389,813		415

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
High Street HoldCo LLC		Series A-4	10.00%		1/1/2022	1,480,301		$1,561
High Street HoldCo LLC		Series A-5	10.00%		1/1/2022	347,693		364
High Street HoldCo LLC		Series A-6	10.00%		1/1/2022	660,617		685
High Street HoldCo LLC		Series A-7	10.00%		1/1/2022	938,771		958
High Street HoldCo LLC		Series A-8	10.00%		11/1/2022	409,637		375
High Street HoldCo LLC		Series A-9	10.00%		11/8/2022	97,533		89
High Street HoldCo LLC		Series A-10	10.00%		12/12/2022	253,585		229
High Street HoldCo LLC		Series A-11	10.00%		12/30/2022	331,611		298
								9,974		0.40%
Materials
Novipax Parent Holding Company, L.L.C.		Class A	10.00%		12/1/2020	50		96
								96		—%
Media & Entertainment
PFL MMA, Inc.		Series E			4/26/2022	7,823		10	(k)
PRG III, LLC		Class A			10/6/2020	2,250		679	(k)
								689		0.03%
Pharmaceuticals, Biotechnology & Life Sciences
Cardinal Topco Holdings, L.P.		Class A	8.00%		9/15/2020	100		286
Cobalt Holdings I, LP			8.00%		10/1/2021	50		6
Cobalt Intermediate I, Inc.		Series A	14.75% (3M LIBOR + 10.00%)		10/1/2021	8,582		9,923
								10,215		0.41%
Retailing
Monolith Brands Group, Inc.		Series A			4/14/2022	192,811		4,259	(k)
								4,259		0.17%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)		Percentage of Net Assets
Software & Services
Appriss Health Intermediate Holdings, Inc.		Series A	11.00%		5/6/2021	3,657		$4,035
Banyan Software, LP					1/7/2022	16,323		735	(k)
Cority Parent, Inc.	Canada	Class A-1	9.00%		7/2/2019	50		170
DCert Preferred Holdings, Inc.		Series A	10.50%		5/25/2021	22,284		23,110
Diligent Preferred Issuer, Inc.			10.50%		4/6/2021	1,476		1,549
EZ Elemica Holdings, Inc.					9/18/2019	50		58	(k)
GSV PracticeTek Holdings, LLC		Class A	8.00%		3/31/2021	223,568		245
Insightful Science Holdings, LLC			14.00%		4/28/2021	62,340		1,961
Knockout Intermediate Holdings I Inc.			11.75%		6/22/2022	7,299		7,517
Magic Topco, L.P.		Class A	9.00%		9/21/2020	58		81
Packers Software Intermediate Holdings, Inc.		Series A	15.75% (3M LIBOR + 11.00%)		11/12/2020	50		53
Packers Software Intermediate Holdings, Inc.		Series A-2	15.75% (3M LIBOR + 11.00%)		12/23/2020	18		19
Packers Software Intermediate Holdings, Inc.		Series A-3	11.00%		11/24/2021	24		22
Peachtree Parent, Inc.		Series A	13.25%		3/19/2019	25		39
Picard Holdco, Inc.		Series A	16.69% (SOFR + 12.00%)		9/29/2022	500		485
Project Essential Super Parent, Inc.			10.50% (3M LIBOR + 9.50%)		4/20/2021	2,963		3,389
Sunshine Software Holdings, Inc.		Series A	10.50%		10/15/2021	15,929		14,970
Titan DI Preferred Holdings, Inc.			13.50%		2/11/2020	—		70
								58,508		2.38%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Preferred Stock(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Transportation
Neovia Logistics Holdings Ltd.		Class B	17.84% (SOFR + 14.00%)		11/1/2022	718			$718
									718		0.03%
Total Preferred Stock (Cost $165,595)									158,819		6.43%
Private Asset-Backed Debt(b)(c)(d)(e)
Consumer Services
CFG Investments WH Limited, P.A. CFG de la Transaccion Ares		1st Lien Revolver	10.24% (SOFR + 6.00%)	2/15/2025				$5,000	3,281	(h)
									3,281		0.13%
Diversified Financials
Adonis Financial Funding, LLC		1st Lien Revolver	11.70% (SOFR + 7.25%)	3/2/2026				795	779
Affirm Operational Loans VI Trust		1st Lien Revolver	14.13% (1M LIBOR + 9.76%)	12/17/2026				500	58	(g)(h)
DFC Global Facility Borrower III LLC		1st Lien Revolver	11.62% (1M CDOR + 7.50%)	6/28/2026			CAD	17,164	10,394	(h)(o)
Finance Ireland Loan and Treasury DAC	Ireland	1st Lien Delayed Draw Term Loan	11.43% (3M EURIBOR + 9.25%)	6/29/2026				€2,500	2,676
Hg Saturn 2 SumoCo Limited	Guernsey	1st Lien Term Loan	11.48% (3M LIBOR + 7.25%)	1/19/2027				14,043	14,043	(g)
Kali II Funding LLC		1st Lien Term Loan	7.00%	10/21/2024				23,000	22,770
Reliant SPV, LLC		1st Lien Revolver	11.18% (SOFR + 6.75%)	5/28/2026				1,306	624	(h)
Sera 2021 LLC		1st Lien Delayed Draw Term Loan	10.19% (3M LIBOR + 5.75%)	3/30/2026				1,027	1,027
Spring Oaks Capital SPV, LLC		1st Lien Revolver	12.87% (1M LIBOR + 8.50%)	11/12/2025				9,000	5,858	(h)
Woodchester Funding Limited	United Kingdom	1st Lien Revolver		3/15/2026				£1,200	1,451	(i)
									59,680		2.43%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Private Asset-Backed Debt(b)(c)(d)(e) (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)		Fair Value(a)		Percentage of Net Assets
Real Estate
Illinois Investment S.a.r.l.	Luxembourg	1st Lien Term Loan	5.17%	12/31/2026			SEK	31,362	$3,006
									3,006		0.12%
Retailing
Tricolor Funding SPV 3 LLC		1st Lien Revolver	11.95% (SOFR + 7.50%)	8/6/2027				2,273	1,310	(h)(n)
									1,310		0.05%
Total Private Asset-Backed Debt (Cost $69,027)									67,277		2.73%
Warrants(d)(e)(k)
Automobiles & Components
McLaren Group Limited	United Kingdom	Common			8/2/2021	19,998			1,133
									1,133		0.05%
Commercial & Professional Services
Visual Edge Technology, Inc.		Common			3/22/2018	27,334			—
									—		—%
Consumer Services
KeyStone Sub-Debt HoldCo, LLC		Common			1/20/2021	4			1,229
LGDN Bidco Limited	United Kingdom	Common			6/22/2021	25			16
									1,245		0.05%
Diversified Financials
BFS Receivables I LLC		Common			8/16/2021	34,662			—
Savoyspecial LLC		Common			7/14/2021	345,508			—
									—		—%
Food & Beverage
Gotham Greens Holdings, PBC		Common			6/29/2022	17,568			—	(f)
									—		—%

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Warrants(d)(e)(k (continued)

Company	Country(a)	Investment	Interest	Maturity Date	Acquisition Date	Shares	Principal Amount(a)	Fair Value(a)	Percentage of Net Assets
Health Care Equipment & Services
Air Medical Buyer Corp		Common			3/14/2018	122		$2
GMR Buyer Corp.		Common			12/17/2021	1,927		30
								32	—%
Media & Entertainment
PFL MMA, Inc.		Common			1/19/2021	115,111		28
PFL MMA, Inc.		Common			11/23/2022	2,047		6
								34	—%
Retailing
Arko Corp		Common			12/22/2020	55		—
								—	—%
Total Warrants (Cost $2,921)								2,444	0.10%
Total Investments (Cost $3,613,832)								3,436,649	139.23%
Liabilities in Excess of Other Assets								(968,267)	(39.23)%
Net Assets								$2,468,382	100.00%

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR"), Secured Overnight Financing Rate ("SOFR") or an alternate base rate such as the Bank Bill Swap Bid Rate ("BBSY"), Bank Bill Benchmark Rate ("BKBM"), Canadian Dollar Offered Rate ("CDOR"), Copenhagen Interbank Offered Rate ("CIBOR"), Euro Interbank Offered Rate ("EURIBOR"), Norwegian Interbank Offered Rate ("NIBOR"), Prime Rate ("PRIME"), Sterling Overnight Index Average ("SONIA"), Stockholm Interbank Offered Rate ("STIBOR") or Warsaw Interbank Offered Rate ("WIBOR"), at the borrower's option. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2022.

(c)  Variable rate coupon rate shown as of December 31, 2022.

(d)  These investments, which as of December 31, 2022 represented 135.65% of the Fund's net assets or 92.10% of the Fund's total assets, may be subject to legal restrictions on sales. Acquisition dates are included above for equity securities that may be subject to legal restrictions on sales.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Consolidated Financial Statements).

(f)  These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility.

(g)  Includes a payment-in-kind provision.

(h)  As of December 31, 2022, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
285 Mezz LLC	1st Lien Delayed Draw Term Loan	$4,972	$(4,512)	$460
285 Schermerhorn LLC	1st Lien Delayed Draw Term Loan	3,919	(2,383)	1,536
AffiniPay Midco, LLC	1st Lien Revolver	1,517	—	1,517
AffiniPay Midco, LLC	1st Lien Delayed Draw Term Loan	1,334	—	1,334
Affirm Operational Loans VI Trust	1st Lien Revolver	500	(58)	442
AIM Acquisition, LLC	1st Lien Revolver	457	—	457
Alcami Corporation	1st Lien Revolver	27	—	27
Alcami Corporation	1st Lien Delayed Draw Term Loan	17	—	17
American Residential Services L.L.C.	1st Lien Revolver	1	—	1
Amryt Pharmaceuticals Inc.	1st Lien Revolver	1	—	1
Anaplan, Inc.	1st Lien Revolver	381	—	381
Anaqua Parent Holdings, Inc.	1st Lien Revolver	231	—	231
Anaqua Parent Holdings, Inc.	1st Lien Delayed Draw Term Loan	523	(109)	414
APG Intermediate Holdings Corporation	1st Lien Revolver	1	—	1
Applied Technical Services, LLC	1st Lien Revolver	909	(273)	636
Applied Technical Services, LLC	1st Lien Delayed Draw Term Loan	2,519	(552)	1,967
Appriss Health, LLC	1st Lien Revolver	212	—	212
AQ Sage Buyer, LLC	1st Lien Revolver	50	—	50
AQ Sage Buyer, LLC	1st Lien Delayed Draw Term Loan	535	(132)	403
AQ Sunshine, Inc.	1st Lien Revolver	1,096	(465)	631
AQ Sunshine, Inc.	1st Lien Delayed Draw Term Loan	720	(72)	648
Argenbright Holdings V, LLC	1st Lien Delayed Draw Term Loan	178	—	178
Aspire Bidco Limited	1st Lien Delayed Draw Term Loan	2,342	(780)	1,562
ASP-r-pac Acquisition Co LLC	1st Lien Revolver	839	—	839
athenahealth Group Inc.	1st Lien Revolver	2,100	—	2,100
athenahealth Group Inc.	1st Lien Delayed Draw Term Loan	1,325	(332)	993
Atlas Intermediate III, L.L.C.	1st Lien Revolver	411	(118)	293
Auxadi Midco S.L.U.	1st Lien Delayed Draw Term Loan	973	—	973
Aventine Intermediate LLC	1st Lien Delayed Draw Term Loan	838	(773)	65
Bamboo Purchaser, Inc.	1st Lien Revolver	1	(1)	—
Banyan Software Holdings, LLC	1st Lien Revolver	471	(362)	109
Banyan Software Holdings, LLC	1st Lien Delayed Draw Term Loan	3,597	(2,726)	871
Beacon Pointe Harmony, LLC	1st Lien Revolver	909	—	909
Beacon Pointe Harmony, LLC	1st Lien Delayed Draw Term Loan	3,169	(1,473)	1,696
Benefytt Technologies, Inc.	1st Lien Delayed Draw Term Loan	137	—	137
Berner Food & Beverage, LLC	1st Lien Revolver	262	(76)	186
Blackwood Bidco Limited	1st Lien Delayed Draw Term Loan	4,333	(2,482)	1,851
BlauwTrust Holding B.V.	1st Lien Delayed Draw Term Loan	658	(544)	114
BlueHalo Global Holdings, LLC	1st Lien Revolver	759	(699)	60
Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Bottomline Technologies, Inc.	1st Lien Revolver	$1,811	$—	$1,811
Brokers Alliance S.L.	1st Lien Delayed Draw Term Loan	1,650	(89)	1,561
Businessolver.com, Inc.	1st Lien Delayed Draw Term Loan	1,196	(102)	1,094
Capnor Connery Bidco A/S	1st Lien Delayed Draw Term Loan	6,615	(1,172)	5,443
Capstone Acquisition Holdings, Inc.	1st Lien Revolver	1,150	—	1,150
Captive Resources Midco, LLC	1st Lien Revolver	102	—	102
Cardinal Parent, Inc.	1st Lien Revolver	1	(1)	—
CC Fly Holding II A/S	1st Lien Delayed Draw Term Loan	436	(402)	34
CC Globe Holding II A/S	1st Lien Delayed Draw Term Loan	1,581	(639)	942
CDI Holdings III Corp.	1st Lien Revolver	410	—	410
Centric Brands LLC	1st Lien Revolver	293	(171)	122
CFG Investments WH Limited, P.A. CFG de la Transaccion Ares	1st Lien Revolver	5,000	(3,281)	1,719
Chariot Buyer LLC	1st Lien Revolver	100	(29)	71
Cheyenne Petroleum Company Limited Partnership, CPC 2001 LLC and Mill Shoals LLC	1st Lien Delayed Draw Term Loan	1,168	—	1,168
CMG HoldCo, LLC	1st Lien Revolver	318	(26)	292
CMG HoldCo, LLC	1st Lien Delayed Draw Term Loan	1,069	(665)	404
Cobalt Buyer Sub, Inc.	1st Lien Revolver	895	(358)	537
Cobalt Buyer Sub, Inc.	1st Lien Delayed Draw Term Loan	2,464	(2,241)	223
Commercial Trailer Leasing, Inc.	1st Lien Revolver	741	—	741
Commify Limited	1st Lien Delayed Draw Term Loan	1,041	(535)	506
Compex Legal Services, Inc.	1st Lien Revolver	900	(450)	450
Comprehensive EyeCare Partners, LLC	1st Lien Revolver	1	—	1
Comprehensive EyeCare Partners, LLC	1st Lien Delayed Draw Term Loan	73	—	73
Confirmasoft AB	1st Lien Delayed Draw Term Loan	1,611	(839)	772
Consilio Midco Limited	1st Lien Revolver	123	(63)	60
Consilio Midco Limited	1st Lien Delayed Draw Term Loan	413	(85)	328
Continental Acquisition Holdings, Inc.	1st Lien Revolver	1	(1)	—
Continental Cafe, LLC	1st Lien Revolver	786	(314)	472
Continental Cafe, LLC	1st Lien Delayed Draw Term Loan	2,788	—	2,788
Convera International Holdings Limited	1st Lien Revolver	1,777	—	1,777
Cority Software Inc.	1st Lien Revolver	231	—	231
Cornerstone OnDemand, Inc.	1st Lien Revolver	100	(57)	43
Covaris Intermediate 3, LLC	1st Lien Revolver	1,755	(585)	1,170
Covaris Intermediate 3, LLC	1st Lien Delayed Draw Term Loan	7,034	—	7,034
Coyote Buyer, LLC	1st Lien Revolver	2,067	—	2,067
Crown CT Parent Inc.	1st Lien Revolver	903	—	903
Crown CT Parent Inc.	1st Lien Delayed Draw Term Loan	1,040	—	1,040

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
CST Holding Company	1st Lien Revolver	$79	$(8)	$71
CVP Holdco, Inc.	1st Lien Revolver	3,005	—	3,005
CVP Holdco, Inc.	1st Lien Delayed Draw Term Loan	1,838	(152)	1,686
DecoPac, Inc.	1st Lien Revolver	2,382	(953)	1,429
Denali Holdco LLC	1st Lien Revolver	592	—	592
Denali Holdco LLC	1st Lien Delayed Draw Term Loan	542	—	542
DFC Global Facility Borrower III LLC	1st Lien Revolver	12,680	(10,397)	2,283
Diligent Corporation	1st Lien Revolver	513	(154)	359
Draken Bidco Limited	1st Lien Delayed Draw Term Loan	1,440	—	1,440
DRS Holdings III, Inc.	1st Lien Revolver	173	—	173
DS Admiral Bidco, LLC	1st Lien Revolver	358	(43)	315
Dye & Durham Corporation	1st Lien Revolver	1,226	(654)	572
Dye & Durham Corporation	1st Lien Delayed Draw Term Loan	1,160	—	1,160
Dynamic NC Aerospace Holdings, LLC	1st Lien Revolver	1,296	—	1,296
Eleda BidCo AB (fka EISG BidCo AB)	1st Lien Delayed Draw Term Loan	766	—	766
Elevation Services Parent Holdings, LLC	1st Lien Revolver	631	(253)	378
Elevation Services Parent Holdings, LLC	1st Lien Delayed Draw Term Loan	986	(21)	965
EPS NASS Parent, Inc.	1st Lien Revolver	158	(88)	70
EPS NASS Parent, Inc.	1st Lien Delayed Draw Term Loan	582	(325)	257
eResearch Technology, Inc.	2nd Lien Delayed Draw Term Loan	1,343	(671)	672
ESHA Research, LLC	1st Lien Revolver	75	—	75
Essential Services Holding Corporation	1st Lien Revolver	1,560	—	1,560
Eucalyptus BidCo Pty Ltd	1st Lien Delayed Draw Term Loan	911	—	911
EuroParcs Topholding B.V.	1st Lien Delayed Draw Term Loan	874	(873)	1
ExtraHop Networks, Inc.	1st Lien Delayed Draw Term Loan	933	(353)	580
FL Hawk Intermediate Holdings, Inc.	1st Lien Revolver	1,312	—	1,312
FL Hawk Intermediate Holdings, Inc.	1st Lien Delayed Draw Term Loan	1,017	—	1,017
Flexential Topco Corporation	1st Lien Revolver	3,000	(600)	2,400
Foundation Consumer Brands, LLC	1st Lien Revolver	389	—	389
Foundation Risk Partners, Corp.	1st Lien Revolver	2,627	(1,082)	1,545
Foundation Risk Partners, Corp.	1st Lien Delayed Draw Term Loan	13,433	(8,011)	5,422
Galway Borrower LLC	1st Lien Revolver	969	—	969
Galway Borrower LLC	1st Lien Delayed Draw Term Loan	110	—	110
Gilfoyle Bidco AB	1st Lien Delayed Draw Term Loan	1,859	(573)	1,286
Global Music Rights, LLC	1st Lien Revolver	473	—	473
GNZ Energy Bidco Limited	1st Lien Delayed Draw Term Loan	1,244	—	1,244
Gotham Greens Holdings, PBC	1st Lien Delayed Draw Term Loan	13,767	—	13,767
GraphPAD Software, LLC	1st Lien Revolver	2	—	2
GraphPAD Software, LLC	1st Lien Delayed Draw Term Loan	436	—	436

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Heavy Construction Systems Specialists, LLC	1st Lien Revolver	$410	$—	$410
HH-Stella, Inc.	1st Lien Revolver	444	(279)	165
HH-Stella, Inc.	1st Lien Delayed Draw Term Loan	1,974	(706)	1,268
High Street Buyer, Inc.	1st Lien Revolver	688	—	688
High Street Buyer, Inc.	1st Lien Delayed Draw Term Loan	11,724	(5,050)	6,674
Highline Aftermarket Acquisition, LLC	1st Lien Revolver	1	—	1
Hometown Food Company	1st Lien Revolver	1	—	1
Horizon Bidco S.A.S	1st Lien Delayed Draw Term Loan	3,298	—	3,298
Infinity Home Services HoldCo, Inc.	1st Lien Revolver	455	—	455
Infinity Home Services HoldCo, Inc.	1st Lien Delayed Draw Term Loan	1,136	—	1,136
Inszone Mid, LLC	1st Lien Revolver	34	—	34
Inszone Mid, LLC	1st Lien Delayed Draw Term Loan	195	(6)	189
IQN Holding Corp.	1st Lien Revolver	628	—	628
IQN Holding Corp.	1st Lien Delayed Draw Term Loan	1,342	(101)	1,241
Ivanti Software, Inc.	1st Lien Revolver	460	(13)	447
Jewel Bidco Limited	1st Lien Delayed Draw Term Loan	4,582	(2,181)	2,401
JMG Group Investments Limited	1st Lien Delayed Draw Term Loan	4,076	(1,405)	2,671
Kaseya Inc.	1st Lien Revolver	2,365	—	2,365
Kaseya Inc.	1st Lien Delayed Draw Term Loan	2,365	—	2,365
Kene Acquisition, Inc.	1st Lien Revolver	676	—	676
Laboratories Bidco LLC	1st Lien Revolver	1,562	(703)	859
Laboratories Bidco LLC	1st Lien Delayed Draw Term Loan	2,199	(289)	1,910
Lavatio Midco Sarl	1st Lien Delayed Draw Term Loan	1,067	(672)	395
LeanTaaS Holdings, Inc.	1st Lien Delayed Draw Term Loan	5,006	(195)	4,811
Leviathan Intermediate Holdco, LLC	1st Lien Revolver	13	(2)	11
LJ Perimeter Buyer, Inc.	1st Lien Delayed Draw Term Loan	932	—	932
Lowe P27 Bidco Limited	1st Lien Delayed Draw Term Loan	786	(79)	707
Lower ACS, Inc.	1st Lien Revolver	2,356	—	2,356
Lower ACS, Inc.	1st Lien Delayed Draw Term Loan	8,173	(287)	7,886
LSP HoldCo, LLC	1st Lien Revolver	143	—	143
LSP HoldCo, LLC	1st Lien Delayed Draw Term Loan	234	(159)	75
Majesco	1st Lien Revolver	624	—	624
Management Consulting & Research LLC	1st Lien Revolver	1,004	—	1,004
Marmic Purchaser, LLC	1st Lien Revolver	287	(57)	230
Marmic Purchaser, LLC	1st Lien Delayed Draw Term Loan	2,542	(243)	2,299
Mavis Tire Express Services Topco Corp.	1st Lien Revolver	1	—	1
Medmark Services Inc	1st Lien Delayed Draw Term Loan	2,616	(1,536)	1,080
Medmark Services Inc	2nd Lien Delayed Draw Term Loan	10,445	(4,897)	5,548
Mercury Borrower, Inc.	1st Lien Revolver	470	(148)	322

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Micromeritics Instrument Corp.	1st Lien Revolver	$331	$—	$331
Mimecast Borrowerco, Inc.	1st Lien Delayed Draw Term Loan	3,831	—	3,831
Monica Holdco (US), Inc.	1st Lien Revolver	1,009	(673)	336
Moon Valley Nursery of Arizona Retail, LLC	1st Lien Revolver	—	—	—
MRI Software LLC	1st Lien Revolver	508	—	508
MRI Software LLC	1st Lien Delayed Draw Term Loan	788	—	788
MWG BidCo ApS	1st Lien Delayed Draw Term Loan	710	—	710
Nelipak European Holdings Cooperatief U.A.	1st Lien Revolver	623	(228)	395
Nelipak Holding Company	1st Lien Revolver	605	(88)	517
Neovia Logistics, LP	1st Lien Term Loan	407	(322)	85
Neptune BidCo US Inc.	1st Lien Revolver	2,988	—	2,988
Nest Topco Borrower Inc.	1st Lien Delayed Draw Term Loan	13,162	—	13,162
Network Bidco B.V.	1st Lien Delayed Draw Term Loan	2,378	—	2,378
NMC Skincare Intermediate Holdings II, LLC	1st Lien Revolver	465	—	465
Noble Aerospace, LLC	1st Lien Revolver	1,400	—	1,400
North American Fire Holdings, LLC	1st Lien Revolver	411	—	411
North American Fire Holdings, LLC	1st Lien Delayed Draw Term Loan	3,462	(1,194)	2,268
North American Science Associates, LLC	1st Lien Revolver	1	(1)	—
North American Science Associates, LLC	1st Lien Delayed Draw Term Loan	910	(727)	183
North Haven Fairway Buyer, LLC	1st Lien Revolver	13	—	13
North Haven Fairway Buyer, LLC	1st Lien Delayed Draw Term Loan	220	(41)	179
North Haven Stack Buyer, LLC	1st Lien Revolver	259	(103)	156
North Haven Stack Buyer, LLC	1st Lien Delayed Draw Term Loan	422	(54)	368
Offen, Inc.	1st Lien Delayed Draw Term Loan	16,762	(3,352)	13,410
Olympia Acquisition, Inc.	1st Lien Delayed Draw Term Loan	484	(387)	97
OMH-HealthEdge Holdings, LLC	1st Lien Revolver	1	—	1
Optio Group Limited	1st Lien Delayed Draw Term Loan	721	(337)	384
Osmosis Buyer Limited	1st Lien Delayed Draw Term Loan	589	—	589
Panther NewCo	1st Lien Term Loan	8,931	(8,828)	103
Panther NewCo	1st Lien Delayed Draw Term Loan	3,743	—	3,743
Patriot Growth Insurance Services, LLC	1st Lien Revolver	250	—	250
PDDS Holdco, Inc.	1st Lien Revolver	58	—	58
PDDS Holdco, Inc.	1st Lien Delayed Draw Term Loan	170	(40)	130
PDI TA Holdings, Inc.	1st Lien Revolver	205	(164)	41
Pegasus (Bidco) Limited	1st Lien Term Loan	3,318	—	3,318
Pegasus (Bidco) Limited	1st Lien Delayed Draw Term Loan	991	(594)	397
People Corporation	1st Lien Revolver	663	(144)	519
People Corporation	1st Lien Delayed Draw Term Loan	3,036	(1,087)	1,949
Petroleum Service Group LLC	1st Lien Revolver	2,106	(386)	1,720

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
Petroleum Service Group LLC	1st Lien Delayed Draw Term Loan	$1,589	$—	$1,589
Platinum Credit Bidco Limited	1st Lien Revolver	4,211	—	4,211
Pluralsight, Inc.	1st Lien Revolver	1,204	(602)	602
Plutus Bidco Limited	1st Lien Delayed Draw Term Loan	2,112	—	2,112
Precision Concepts International LLC	1st Lien Revolver	415	(135)	280
Premier Specialties, Inc.	1st Lien Revolver	385	(254)	131
Premier Specialties, Inc.	1st Lien Delayed Draw Term Loan	829	—	829
Premise Health Holding Corp	1st Lien Revolver	1	—	1
Prime Buyer, L.L.C.	1st Lien Revolver	3,985	(664)	3,321
Prime Dental Alliance B.V.	1st Lien Revolver	610	—	610
Prime Dental Alliance B.V.	1st Lien Delayed Draw Term Loan	1,770	(1,654)	116
Professional Fighters League, LLC	2nd Lien Delayed Draw Term Loan	9	(5)	4
ProfitSolv Purchaser, Inc.	1st Lien Revolver	608	—	608
ProfitSolv Purchaser, Inc.	1st Lien Delayed Draw Term Loan	2,549	(750)	1,799
ProFund S.a r.l.	1st Lien Delayed Draw Term Loan	482	(96)	386
Project Essential Bidco, Inc.	1st Lien Revolver	121	—	121
Project Hammond Bidco Limited	1st Lien Delayed Draw Term Loan	2,112	—	2,112
Proofpoint, Inc.	1st Lien Revolver	240	—	240
PX HoldCo3 Limited	1st Lien Delayed Draw Term Loan	667	(267)	400
QF Holdings, Inc.	1st Lien Revolver	317	—	317
QF Holdings, Inc.	1st Lien Delayed Draw Term Loan	263	(200)	63
Radius Aerospace Europe Limited	1st Lien Revolver	224	(86)	138
Radius Aerospace, Inc.	1st Lien Revolver	429	(86)	343
Raptor Technologies, LLC (Sycamore Bidco Ltd)	1st Lien Revolver	498	—	498
Rawlings Sporting Goods Company, Inc.	1st Lien Revolver	1	(1)	—
RB Holdings Interco, LLC	1st Lien Revolver	698	(582)	116
RB Holdings Interco, LLC	1st Lien Delayed Draw Term Loan	1,134	—	1,134
Reddy Ice LLC	1st Lien Revolver	955	—	955
Redwood Services, LLC	1st Lien Revolver	194	—	194
Redwood Services, LLC	1st Lien Delayed Draw Term Loan	466	(68)	398
Registrar Intermediate, LLC	1st Lien Revolver	764	—	764
Registrar Intermediate, LLC	1st Lien Delayed Draw Term Loan	2,327	—	2,327
Relativity ODA LLC	1st Lien Revolver	1	—	1
Reliant SPV, LLC	1st Lien Revolver	1,306	(623)	683
Repairify, Inc.	1st Lien Revolver	766	—	766
Revalize, Inc.	1st Lien Revolver	227	—	227
RMS Holdco II, LLC	1st Lien Revolver	883	—	883
Rodeo AcquisitionCo LLC	1st Lien Revolver	311	(163)	148
Rodeo AcquisitionCo LLC	1st Lien Delayed Draw Term Loan	460	—	460

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
RSC Acquisition, Inc.	1st Lien Revolver	$1	$—	$1
RSK Group Limited	1st Lien Delayed Draw Term Loan	15,776	(10,177)	5,599
Rugby Australia Ltd	1st Lien Delayed Draw Term Loan	851	(212)	639
SageSure Holdings, LLC	1st Lien Revolver	815	(652)	163
SageSure Holdings, LLC	1st Lien Delayed Draw Term Loan	1,536	(243)	1,293
Saldon Holdings, Inc.	1st Lien Revolver	381	—	381
Schill Landscaping and Lawn Care Services, LLC	1st Lien Revolver	720	(72)	648
Schill Landscaping and Lawn Care Services, LLC	1st Lien Delayed Draw Term Loan	1,541	(215)	1,326
SCM Insurance Services Inc.	1st Lien Revolver	1	—	1
Service Logic Acquisition, Inc.	1st Lien Revolver	1,007	—	1,007
Seventeen Group Limited	1st Lien Delayed Draw Term Loan	658	—	658
SFE Intermediate HoldCo LLC	1st Lien Revolver	2	(1)	1
Shermco Intermediate Holdings, Inc.	1st Lien Revolver	1,000	(675)	325
Shur-Co Acquisition, Inc.	1st Lien Revolver	441	(162)	279
Sigma Electric Manufacturing Corporation	1st Lien Revolver	1	—	1
SiroMed Physician Services, Inc.	1st Lien Revolver	1	—	1
Smarsh Inc.	1st Lien Revolver	227	—	227
Smarsh Inc.	1st Lien Delayed Draw Term Loan	890	(445)	445
Spring Oaks Capital SPV, LLC	1st Lien Revolver	9,000	(5,858)	3,142
SSE Buyer, Inc.	1st Lien Revolver	1	(1)	—
Steer Automotive Group Ltd	1st Lien Revolver	720	(317)	403
Steer Automotive Group Ltd	1st Lien Delayed Draw Term Loan	1,970	(1,839)	131
Sun Acquirer Corp.	1st Lien Revolver	1,059	—	1,059
Sun Acquirer Corp.	1st Lien Delayed Draw Term Loan	6,206	(4,587)	1,619
Sundance Group Holdings, Inc.	1st Lien Revolver	1	—	1
SV-Burton Holdings, LLC	1st Lien Revolver	416	—	416
SV-Burton Holdings, LLC	1st Lien Delayed Draw Term Loan	1,367	(528)	839
Symplr Software Inc.	1st Lien Revolver	1	—	1
TA/WEG Holdings, LLC	1st Lien Revolver	914	—	914
Tandarts Today Holding B.V.	1st Lien Delayed Draw Term Loan	3,606	(1,065)	2,541
TCP Hawker Intermediate LLC	1st Lien Revolver	458	(160)	298
TCP Hawker Intermediate LLC	1st Lien Delayed Draw Term Loan	917	(401)	516
The Mather Group, LLC	1st Lien Revolver	750	(65)	685
The Mather Group, LLC	1st Lien Delayed Draw Term Loan	2,498	(1,222)	1,276
The NPD Group, L.P.	1st Lien Revolver	1,305	(157)	1,148
The Ultimus Group Midco, LLC	1st Lien Revolver	396	—	396
Thermostat Purchaser III, Inc.	1st Lien Revolver	100	—	100
Thermostat Purchaser III, Inc.	2nd Lien Delayed Draw Term Loan	612	—	612

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Company	Investment Type	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments
TIBCO Software Inc	1st Lien Revolver	$2,574	$—	$2,574
Trader Corporation	1st Lien Revolver	13	—	13
Tricolor Funding SPV 3 LLC	1st Lien Revolver	2,273	(1,311)	962
Turbo Acquisitions 10 Bidco Limited	1st Lien Delayed Draw Term Loan	3,655	(2,621)	1,034
Two Six Labs, LLC	1st Lien Revolver	2,561	—	2,561
Two Six Labs, LLC	1st Lien Delayed Draw Term Loan	2,846	(1,418)	1,428
UKG Inc.	1st Lien Revolver	3	(2)	1
United Digestive MSO Parent, LLC	1st Lien Revolver	511	—	511
United Digestive MSO Parent, LLC	1st Lien Delayed Draw Term Loan	4,319	(396)	3,923
US Salt Investors, LLC	1st Lien Revolver	679	—	679
Verista, Inc.	1st Lien Revolver	2,000	(267)	1,733
Verista, Inc.	1st Lien Delayed Draw Term Loan	4,247	(1,850)	2,397
VPP Intermediate Holdings, LLC	1st Lien Revolver	315	—	315
VPP Intermediate Holdings, LLC	1st Lien Delayed Draw Term Loan	471	(464)	7
VRC Companies, LLC	1st Lien Revolver	1,342	—	1,342
Watermill Express, LLC	1st Lien Revolver	275	—	275
Watermill Express, LLC	1st Lien Delayed Draw Term Loan	219	(136)	83
Waverly Advisors, LLC	1st Lien Revolver	375	—	375
Waverly Advisors, LLC	1st Lien Delayed Draw Term Loan	1,497	(1,235)	262
WebPT, Inc.	1st Lien Revolver	216	(83)	133
Wellness AcquisitionCo, Inc.	1st Lien Revolver	504	—	504
Wellness AcquisitionCo, Inc.	1st Lien Delayed Draw Term Loan	609	—	609
Wildcat BuyerCo, Inc.	1st Lien Revolver	255	(51)	204
Witherslack Bidco Limited	1st Lien Delayed Draw Term Loan	497	—	497
WorkWave Intermediate II, LLC	1st Lien Revolver	460	—	460
WSBidCo Limited	1st Lien Delayed Draw Term Loan	3,232	(2,386)	846
WSHP FC Acquisition LLC	1st Lien Revolver	2,945	(1,546)	1,399
WSHP FC Acquisition LLC	1st Lien Delayed Draw Term Loan	5,754	(181)	5,573
YE Brands Holdings, LLC	1st Lien Revolver	254	(169)	85
ZB Holdco LLC	1st Lien Revolver	637	—	637
ZB Holdco LLC	1st Lien Delayed Draw Term Loan	801	—	801
		$464,462	$(143,402)	$321,060

(i)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(j)  Loan or bond was on non-accrual status as of December 31, 2022.

(k)  Non-income producing security as of December 31, 2022.

(l)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(m)  Loan with exposure to multiple foreign currencies because this loan had outstanding interest contracts in multiple currencies as of December 31, 2022. The principal amount was translated to and reported in USD, and the reported coupon rate is the weighted average coupon rate of the outstanding interest contracts.

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

(n)  The Fund sold a participating interest of $1,023 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of $590 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2022, the interest rate in effect for the secured borrowing was 11.95%.

(o)  The Fund sold a participating interest of CAD 8,582 in aggregate principal amount outstanding of the portfolio company's first lien senior secured revolver. As the transaction did not qualify as a "true sale" in accordance with GAAP, the Fund recorded a corresponding secured borrowing of $5,186 at fair value, included in "accrued expenses and other payables" in the consolidated statement of assets and liabilities. As of December 31, 2022 the interest rate in effect for the secured borrowing was 11.62%.

  As of December 31, 2022, the aggregate cost of securities for Federal income tax purposes was $3,633,393. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$48,702
Gross unrealized depreciation	(229,016)
Net unrealized depreciation	$(180,314)

Securities sold short as of December 31, 2022 were as follows:

Corporate Bonds Sold Short

Company	Industry	Interest Rate	Maturity Date	Principal Amount	Value	Percentage of Net Assets
QVC, Inc.	Retailing	4.75%	2/15/2027	$(1,000)	$(710)
Chesapeake Energy Corp	Energy	6.75%	4/15/2029	(338)	(330)
Weight Watchers International, Inc.	Consumer Services	4.50%	4/15/2029	(500)	(251)
Total Corporate Bonds Sold Short (Cost $(1,462))					$(1,291)	(0.05)%

Forward currency contracts as of December 31, 2022 were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Forward currency contract	$2,218		€2,076	Goldman Sachs	January 5, 2023	$142	$—
Forward currency contract	$(1,673)		€(1,546)	Goldman Sachs	January 5, 2023	—	(128)
Forward currency contract	$(545)		€(497)	Goldman Sachs	January 5, 2023	—	(48)
Forward currency contract	$(11,731)	CAD	(11,645)	Goldman Sachs	January 18, 2023	—	(86)
Forward currency contract	$(637)		£(605)	Goldman Sachs	January 27, 2023	—	(32)
Forward currency contract	$(8,352)	AUD	(7,935)	Goldman Sachs	January 27, 2023	—	(417)
Forward currency contract	$(4,220)	DKK	(3,965)	Goldman Sachs	January 27, 2023	—	(255)
Forward currency contract	$(577)	NOK	(548)	Goldman Sachs	January 27, 2023	—	(29)
Forward currency contract	$(14,644)	SEK	(14,061)	Goldman Sachs	January 27, 2023	—	(583)
Forward currency contract	$(60,045)		€(56,454)	Goldman Sachs	January 27, 2023	—	(3,591)
Forward currency contract	$(12,285)	NZD	(11,207)	Goldman Sachs	January 27, 2023	—	(1,078)
Forward currency contract	$(89,763)		£(86,050)	Goldman Sachs	January 27, 2023	—	(3,713)
Forward currency contract	$(4,660)	CAD	(4,639)	Goldman Sachs	January 27, 2023	—	(21)
Forward currency contract	$(3,422)	PLN	(3,119)	Goldman Sachs	January 27, 2023	—	(303)
Forward currency contract	$(1,776)		£(1,699)	Goldman Sachs	January 27, 2023	—	(77)
Forward currency contract	$(2,344)		£(2,189)	Goldman Sachs	January 27, 2023	—	(155)
Forward currency contract	$(1,523)		£(1,513)	Goldman Sachs	January 27, 2023	—	(10)
Forward currency contract	$(160)		£(161)	Goldman Sachs	January 27, 2023	1	—
Forward currency contract	$(78)	CAD	(77)	Goldman Sachs	January 27, 2023	—	(1)
Forward currency contract	$(224)		€(221)	Goldman Sachs	January 27, 2023	—	(3)
Forward currency contract	$(172)	CAD	(170)	Goldman Sachs	January 27, 2023	—	(2)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Forward currency contract	$(153)	CAD	(151)	Goldman Sachs	January 27, 2023	$—	$(2)
Forward currency contract	$(1,632)		€(1,618)	Goldman Sachs	January 27, 2023	—	(14)
Forward currency contract	$(1,901)	SEK	(1,782)	Goldman Sachs	September 15, 2023	—	(119)
Forward currency contract	$(4,102)	SEK	(4,013)	Goldman Sachs	September 15, 2023	—	(89)
Forward currency contract	$(765)		€(757)	Goldman Sachs	October 27, 2023	—	(8)
Forward currency contract	$(2,256)		€(2,117)	Goldman Sachs	October 27, 2023	—	(139)
Total						$143	$(10,903)

Purchased options outstanding as of December 31, 2022 were as follows:

Options on Equity Indices — Buy Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
SPDR Blackstone Senior Loan ETF	$39	February 17, 2023	JMP Securities	$40,900	$1,010	$375
Total Purchased Options on Equity Indices					$1,010	$375

Options for Foreign Currency Transactions

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
USD Call/EUR Put	$1	January 13, 2023	Goldman Sachs	$5,000	$—	$—
Total Purchased Options for Foreign Currency Transactions					$—	$—

Written options outstanding as of December 31, 2022 were as follows:

Options on Equity Indices — Sell Protection

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
SPDR Blackstone Senior Loan ETF	$36	February 17, 2023	JMP Securities	$(40,900)	$(440)	$(100)
Total Written Options					$(440)	$(100)

Swap Agreements outstanding as of December 31, 2022 were as follows:

Swap Agreements: Centrally Cleared or Exchange Traded

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AXL CDS USD SR 5Y	Q	5.00%	June 20, 2025	ICE	$250	$(6)	$(2)	$(4)
CDX.NA.HY S35 5Y	Q	5.00%	December 20, 2025	ICE	4,249	(124)	(417)	293
CDX.NA.HY S37 SR 5Y	Q	5.00%	December 20, 2026	ICE	3,750	(115)	(153)	38
MARKIT CDX HY S39 5Y 12/27 ICE	Q	5.00%	December 20, 2027	ICE	2,500	(20)	(2)	(18)
Total Swap Agreements — Buy Protection: Centrally Cleared or Exchange Traded						$(265)	$(574)	$309

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RIGINC CDS USD SR 2Y	Q	1.00%	December 20, 2024	ICE	$(375)	$(54)	$(95)	$41
TSLA CDS USD SR 5Y	Q	1.00%	June 20, 2026	ICE	(275)	(9)	5	(14)
BHCCN CDS USD SR 5Y	Q	5.00%	December 20, 2026	ICE	(1,000)	(230)	(360)	130
Total Swap Agreements — Sell Protection: Centrally Cleared or Exchange Traded						$(293)	$(450)	$157

Swap Agreements: Over the Counter

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY S35 5Y Tranche 15-25	Q	5.00%	December 20, 2025	Goldman Sachs	$6,779	$(200)	$(123)	$(77)
CMBX.NA.BBB— S9	M	3.00%	September 17, 2058	Goldman Sachs	1,030	194	246	(52)
Total Swap Agreements — Buy Protection: Over the Counter						$(6)	$123	$(129)

Credit Default Swaps on Credit Indices — Sell Protection (4)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBER CDS USD SR 5Y	Q	5.00%	June 20, 2027	Goldman Sachs	$(900)	$70	$61	$9
Fortress BSL XIX WH Bespoke CDX 15-25 Aug 2025	Q	6.00%	August 15, 2025	Goldman Sachs	(5,583)	—	—	—
Total Swap Agreements — Sell Protection: Over the Counter						$70	$61	$9

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

December 31, 2022

(in thousands, except shares, percentages and as otherwise noted)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

AUD  Australian Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

NOK  Norwegian Krone

NZD  New Zealand Dollars

PLN  Polish Zloty

SEK  Swedish Krone

USD  U.S. Dollars

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

December 31, 2022
(in thousands)

Assets
Investments in unaffiliated issuers, at fair value (cost $3,613,832)	$3,436,649
Derivatives	782
Cash	83,598
Cash denominated in foreign currency, at value (cost $16,770)	16,821
Due from brokers	26,887
Receivable for common shares issued by the Fund	14,896
Receivable for securities sold	23,021
Interest and dividend receivable	28,098
Other assets	4,743
Total assets	$3,635,495
Liabilities
Debt	$666,045
Mandatory redeemable preferred shares (liquidation preference $420,000, net of unamortized deferred issuance costs of $3,972)	416,028
Securities sold short (cost $(1,462))	1,291
Derivatives	11,203
Payable for securities purchased	24,514
Interest and facility fees payable	5,427
Accrued expenses and other payables	42,605
Total liabilities	1,167,113
Commitments and contingencies (See Note 2)
Net assets	$2,468,382
Net assets consist of:
Paid-in capital	$2,602,655
Accumulated overdistributed earnings	(134,273)
Net assets	$2,468,382

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2022
(in thousands, except per share data)

Common shares:
Class A:
Net Assets	$58,829
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,466
Net Asset Value Per Share	$23.86
Maximum Offering Price Per Share	$25.31
Class C:
Net Assets	$73,573
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,110
Net Asset Value Per Share	$23.66
Class I:
Net Assets	$1,819,625
Shares Outstanding ($.001 par value; unlimited shares authorized)	75,442
Net Asset Value Per Share	$24.12
Class L:
Net Assets	$10,537
Shares Outstanding ($.001 par value; unlimited shares authorized)	440
Net Asset Value Per Share	$23.93
Maximum Offering Price Per Share	$24.99
Class U:
Net Assets	$388,866
Shares Outstanding ($.001 par value; unlimited shares authorized)	16,238
Net Asset Value Per Share	$23.95
Class U-2:
Net Assets	$84,792
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,544
Net Asset Value Per Share	$23.92
Maximum Offering Price Per Share	$24.54
Class W:
Net Assets	$32,160
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,334
Net Asset Value Per Share	$24.11
Maximum Offering Price Per Share	$24.85

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the year ended December 31, 2022
(in thousands)

Investment income:
Interest	$255,984
Dividend	13,938
Total investment income	269,922
Expenses:
Management fee (Note 3)	40,784
Incentive fee (Note 3)	20,043
Interest and credit facility fees (Note 6 and 7)	35,364
Shareholder service expense and distribution fees (Note 3)	4,448
Other expenses	11,882
Total operating expenses	112,521
Tax expenses	2,133
Expense support recoupment (Note 3)	166
Total expenses	114,820
Net investment income	155,102
Realized and unrealized gains (losses) on investments, foreign currency and derivative contracts
Net realized losses on investments	(30,153)
Net realized gains on securities sold short	899
Net realized gains on derivative contracts	33,834
Net realized gains on foreign currency	7,337
Net unrealized losses on investments	(214,757)
Net unrealized losses on securities sold short	(155)
Net unrealized losses on derivative contracts	(12,944)
Net unrealized gains on foreign currency	17,085
Net realized and unrealized losses on investments, foreign currency and other transactions	(198,854)
Net decrease in net assets resulting from operations	$(43,752)

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (decrease) in net assets from operations:
Net investment income	$155,102	$84,652
Net realized gains (losses) on investments, foreign currency and other transactions	11,917	11,610
Net unrealized gains (losses) on investments, foreign currency and other transactions	(210,771)	18,051
Net increase (decrease) from operations	(43,752)	114,313
Distributions to shareholders from (Note 2):
Distributed earnings — Class A	(3,380)	(3,274)
Distributed earnings — Class C	(4,298)	(3,972)
Distributed earnings — Class I	(98,901)	(48,871)
Distributed earnings — Class L	(604)	(506)
Distributed earnings — Class U	(20,824)	(14,207)
Distributed earnings — Class U-2	(4,278)	(1,559)
Distributed earnings — Class W	(1,995)	(2,119)
Total distributions	(134,280)	(74,508)
Increase (decrease) in net assets from operations and distributions	(178,032)	39,805
Share transactions:
Class A:
Proceeds of shares issued	11,939	9,921
Value of distributions reinvested	928	959
Cost of shares redeemed	(11,568)	(9,228)
Net increase (decrease) from share transactions	1,299	1,652
Class C:
Proceeds of shares issued	9,867	12,690
Value of distributions reinvested	2,041	1,965
Cost of shares redeemed	(9,508)	(7,080)
Net increase (decrease) from share transactions	2,400	7,575
Class I:
Proceeds of shares issued	792,673	796,866
Value of distributions reinvested	24,844	15,507
Cost of shares redeemed	(207,867)	(104,271)
Net increase (decrease) from share transactions	609,650	708,102
Class L:
Proceeds of shares issued	1,452	2,344
Value of distributions reinvested	448	376
Cost of shares redeemed	(403)	(500)
Net increase (decrease) from share transactions	1,497	2,220

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Class U:
Proceeds of shares issued	82,718	141,102
Value of distributions reinvested	16,219	11,759
Cost of shares redeemed	(26,911)	(13,305)
Net increase (decrease) from share transactions	72,026	139,556
Class U-2:
Proceeds of shares issued	33,378	43,467
Value of distributions reinvested	3,392	1,106
Cost of shares redeemed	(2,891)	(460)
Net increase (decrease) from share transactions	33,879	44,113
Class W:
Proceeds of shares issued	—	2
Value of distributions reinvested	1,459	1,522
Cost of shares redeemed	(5,354)	(3,833)
Net increase (decrease) from share transactions	(3,895)	(2,309)
Total increase in net assets	538,824	940,714
Net Assets, beginning of period	1,929,558	988,844
Net Assets, end of period	$2,468,382	$1,929,558

Annual Report 2022

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the year ended December 31, 2022
(in thousands, except per share data, percentages and as otherwise noted)

For the Year Ended December 31, 2022
Operating activities:
Net decrease in net assets resulting from operations	$(43,752)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,427,474)
Proceeds from the sale of investments	1,249,640
Proceeds from securities sold short	5,360
Purchases to cover securities sold short	(13,238)
Purchases of derivative contracts	(3,858)
Proceeds from the sale of derivative contracts	36,945
Amortization and accretion of discounts and premiums, net	(7,353)
Net realized losses on investments	30,153
Net realized gains on securities sold short	(899)
Net realized gains on derivative contracts	(33,834)
Net unrealized losses on investments	214,757
Net unrealized losses on securities sold short	155
Net unrealized losses on derivative contracts	12,944
Net realized and unrealized gains on foreign currency	(24,422)
Amortization of debt issuance cost	2,565
Payment-in-kind ("PIK") interest and dividends	(14,602)
Collections of PIK interest and dividends	59
Changes in operating assets and liabilities:
Due from brokers	(11,387)
Interest and dividend receivable	(15,223)
Interest and facility fees payable	2,940
Payable for expense support	(224)
Accrued expenses and other payables	8,129
Net cash used in operating activities	(1,032,619)
Financing activities:
Borrowings on debt	1,007,194
Repayments of debt	(723,567)
Proceeds from issuance of mandatory redeemable preferred shares	120,000
Deferred debt and mandatory redeemable preferred shares issuance costs	(2,545)
Proceeds of common shares issued	944,474
Cost of common shares redeemed	(264,502)
Distributions to shareholders	(129,361)
Value of distributions reinvested	49,331
Net cash provided by financing activities	1,001,024
Change in Cash	(31,595)
Cash, Beginning of Period	132,014
Cash, End of Period	$100,419
Supplemental disclosure of cash flow information:
Cash paid for interest and credit facility fees during the period	$32,424
Cash paid for taxes during the period	$356

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class A
Per share data:
Net asset value, beginning of period	$25.75		$25.13		$25.93	$25.44		$25.80	$25.25
Income from investment operations:
Net investment income(a)	1.62		1.46		1.40	0.23		1.39	1.52
Net realized and unrealized gains (losses)	(2.09)		0.55		(0.80)	0.49		(0.36)	0.42
Total income (loss) from investment operations	(0.47)		2.01		0.60	0.72		1.03	1.94
Less distributions declared to shareholders:
From net investment income	(1.42)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Total distributions	(1.42)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Net asset value, end of period	$23.86		$25.75		$25.13	$25.93		$25.44	$25.80
Total return, excluding expense support(b)	(1.70)%		8.93%		3.61%	2.86	%(c)	4.37%	(2.44)%
Total return, including expense support(d)	(1.84)%		8.21%		2.77%	2.86	%(c)	4.10%	7.91%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$58,829		$62,031		$58,881	$60,203		$54,386	$37,915
Including interest expense:
Expenses, excluding expense support(e)(h)	4.92	%(i)	3.11	%(i)	3.44%	4.01	%(f)	4.03%	5.98%
Expenses, including expense support(e)(g)(h)	5.06	%(i)	3.83	%(i)	4.28%	4.01	%(f)	4.30%	0.34%
Excluding interest expense:
Expenses, excluding expense support(h)	3.40%		2.46%		2.90%	3.33	%(f)	3.38%	5.97%
Expenses, including expense support(g)(h)	3.54%		3.18%		3.73%	3.33	%(f)	3.65%	0.33%
Net investment income(e)	6.53%		5.72%		5.86%	5.27	%(f)	5.56%	5.91%
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58%	28.36%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.
Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.77% of base management fees, 0.79% of incentive fee, 1.52% of the cost of borrowing, 0.14% of net expense support and 0.84% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.65% of the cost of borrowing, 0.72% of net expense support and 0.88% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.54% of the cost of borrowing, 0.84% of net expense support and 1.35% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 1.77% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.65% of the cost of borrowing, 0.27% of net expense support and 1.91% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (5.91)% of net expense support and 4.76% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class C
Per share data:
Net asset value, beginning of period	$25.65		$25.05		$25.90	$25.44		$25.80	$25.25
Income from investment operations:
Net investment income(a)	1.48		1.43		1.35	0.19		1.39	1.52
Net realized and unrealized gains (losses)	(2.08)		0.56		(0.80)	0.50		(0.36)	0.42
Total income (loss) from investment operations	(0.60)		1.99		0.55	0.69		1.03	1.94
Less distributions declared to shareholders:
From net investment income	(1.39)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Total distributions	(1.39)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Net asset value, end of period	$23.66		$25.65		$25.05	$25.90		$25.44	$25.80
Total return, excluding expense support(b)	(2.31)%		8.20%		2.81%	2.74	%(c)	3.70%	(3.19)%
Total return, including expense support(d)	(2.42)%		8.16%		2.57%	2.74	%(c)	4.10%	7.91%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$73,573		$77,361		$68,039	$65,779		$59,912	$29,868
Including interest expense:
Expenses, excluding expense support(e)(h)	5.50	%(i)	3.87	%(i)	4.18%	4.76	%(f)	4.82%	6.73%
Expenses, including expense support(e)(g)(h)	5.61	%(i)	3.91	%(i)	4.41%	4.76	%(f)	4.42%	0.34%
Excluding interest expense:
Expenses, excluding expense support(h)	3.98%		3.22%		3.64%	4.07	%(f)	4.15%	6.72%
Expenses, including expense support(g)(h)	4.09%		3.26%		3.88%	4.07	%(f)	3.75%	0.33%
Net investment income(e)	5.99%		5.65%		5.66%	4.52	%(f)	5.48%	5.91%
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58%	28.36%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.77% of base management fees, 0.61% of incentive fee, 1.52% of the cost of borrowing, 0.11% of net expense support and 1.60% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.65% of the cost of borrowing, 0.04% of net expense support and 1.64% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.52% of the cost of borrowing, 0.24% of net expense support and 2.09% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.52% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.47% of base management fees, 0.67% of the cost of borrowing, (0.40)% of net expense support and 2.67% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (6.20)% of net expense support and 5.05% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Class I
Per share data:
Net asset value, beginning of period	$26.01		$25.22		$25.93	$25.44		$25.80	$25.25
Income from investment operations:
Net investment income(a)	1.73		1.62		1.49	0.23		1.39	1.52
Net realized and unrealized gains (losses)	(2.14)		0.56		(0.80)	0.49		(0.36)	0.42
Total income (loss) from investment operations	(0.41)		2.18		0.69	0.72		1.03	1.94
Less distributions declared to shareholders:
From net investment income	(1.48)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Total distributions	(1.48)		(1.39)		(1.40)	(0.23)		(1.39)	(1.39)
Net asset value, end of period	$24.12		$26.01		$25.22	$25.93		$25.44	$25.80
Total return, excluding expense support(b)	(1.62)%		8.90%		3.55%	2.88	%(c)	4.78%	(2.19)%
Total return, including expense support(d)	(1.62)%		8.87%		3.12%	2.86	%(c)	4.10%	7.91%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$1,819,625		$1,339,092		$603,536	$354,144		$298,481	$111,705
Including interest expense:
Expenses, excluding expense support(e)(h)	4.87	%(i)	3.25	%(i)	3.50%	3.74	%(f)	3.87%	5.73%
Expenses, including expense support(e)(g)(h)	4.87	%(i)	3.28	%(i)	3.93%	3.87	%(f)	4.55%	0.34%
Excluding interest expense:
Expenses, excluding expense support(h)	3.32%		2.56%		2.97%	3.06	%(f)	3.17%	5.71%
Expenses, including expense support(g)(h)	3.32%		2.59%		3.39%	3.19	%(f)	3.85%	0.32%
Net investment income(e)	6.92%		6.34%		6.24%	5.44	%(f)	5.38%	5.91%
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58%	28.36%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.78% of base management fees, 0.95% of incentive fee, 1.55% of the cost of borrowing and 0.59% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.60% of base management fees, 0.33% of incentive fees, 0.69% of the cost of borrowing, 0.03% of net expense support and 0.63% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.59% of base management fees, 0.25% of incentive fee, 0.53% of the cost of borrowing, 0.43% of net expense support and 1.14% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.13% of net expense support and 1.51% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.71% of the cost of borrowing, 0.68% of net expense support and 1.68% of other operating expenses. For the year ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.00% of the cost of borrowing, (4.79)% of net expense support and 3.64% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.85		$25.14		$25.92	$25.44		$25.80	$25.23
Income from investment operations:
Net investment income(a)	1.63		1.54		1.44	0.19		1.39	1.52
Net realized and unrealized gains (losses)	(2.11)		0.56		(0.82)	0.52		(0.36)	0.43
Total income (loss) from investment operations	(0.48)		2.10		0.62	0.71		1.03	1.95
Less distributions declared to shareholders:
From net investment income	(1.44)		(1.39)		(1.40)	(0.23)		(1.39)	(1.38)
Total distributions	(1.44)		(1.39)		(1.40)	(0.23)		(1.39)	(1.38)
Net asset value, end of period	$23.93		$25.85		$25.14	$25.92		$25.44	$25.80
Total return, excluding expense support(b)	(1.92)%		8.69%		3.27%	2.82	%(c)	4.32%	(2.69	)%(c)
Total return, including expense support(d)	(1.92)%		8.58%		2.85%	2.82	%(c)	4.10%	7.96	%(c)
Ratios to average net assets/ supplemental data:
Net assets, end of period	$10,537		$9,845		$7,364	$6,325		$5,536	$1,933
Including interest expense:
Expenses, excluding expense support(e)(h)	5.12	%(i)	3.40	%(i)	3.82%	4.24	%(f)	4.38%	6.23	%(f)
Expenses, including expense support(e)(g)(h)	5.12	%(i)	3.51	%(i)	4.24%	4.24	%(f)	4.60%	0.34	%(f)
Excluding interest expense:
Expenses, excluding expense support(h)	3.59%		2.75%		3.27%	3.56	%(f)	3.67%	6.21	%(f)
Expenses, including expense support(g)(h)	3.59%		2.86%		3.69%	3.56	%(f)	3.89%	0.32	%(f)
Net investment income(e)	6.56%		6.05%		6.04%	4.47	%(f)	5.35%	5.19	%(f)
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58%	28.36	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.78% of base management fees, 0.75% of incentive fee, 1.53% of the cost of borrowing and 1.06% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.05% of incentive fees, 0.65% of the cost of borrowing, 0.11% of net expense support and 1.12% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.02% of incentive fees, 0.55% of the cost of borrowing, 0.42% of net expense support and 1.68% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.01% of other operating expenses. For the year ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.49% of base management fees, 0.72% of the cost of borrowing, 0.21% of net expense support and 2.18% of other operating expenses. For the period ended October 31, 2018, the ratio of operating expenses to average net assets consisted of 1.48% of base management fees, 0.00% of the cost of borrowing, (4.71)% of net expense support and 3.57% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from July 26, 2019 (commencement of operations) to October 31, 2019
Class U
Per share data:
Net asset value, beginning of period	$25.87		$25.18		$25.92	$25.44		$25.86
Income from investment operations:
Net investment income(a)	1.59		1.52		1.42	0.20		0.40
Net realized and unrealized gains (losses)	(2.11)		0.56		(0.76)	0.51		(0.45)
Total income (loss) from investment operations	(0.52)		2.08		0.66	0.71		(0.05)
Less distributions declared to shareholders:
From net investment income	(1.40)		(1.39)		(1.40)	(0.23)		(0.37)
Total distributions	(1.40)		(1.39)		(1.40)	(0.23)		(0.37)
Net asset value, end of period	$23.95		$25.87		$25.18	$25.92		$25.44
Total return, excluding expense support(b)(c)	(2.07)%		8.48%		3.01%	2.74%		1.60%
Total return, including expense support(c)(d)	(2.07)%		8.48%		2.99%	2.82%		(0.14)%
Ratios to average net assets/supplemental data:
Net assets, end of period	$388,866		$345,691		$199,175	$42,902		$10,434
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	5.33	%(i)	3.64	%(i)	4.00%	4.31%		4.85%
Expenses, including expense support(e)(f)(g)(h)	5.33	%(i)	3.64	%(i)	4.02%	3.83%		6.59%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.80%		2.97%		3.51%	3.66%		3.88%
Expenses, including expense support(f)(g)(h)	3.80%		2.97%		3.54%	4.48%		5.62%
Net investment income(e)(f)	6.39%		5.96%		5.98%	5.39%		12.08%
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.78% of base management fees, 0.67% of incentive fee, 1.53% of the cost of borrowing and 1.35% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.59% of base management fees, 0.67% of the cost of borrowing and 1.38% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.60% of base management fees, 0.48% of the cost of borrowing, 0.02% of net expense support and 1.92% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.65% of the cost of borrowing, (0.47)% of net expense support and 2.10% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.61% of base management fees, 0.89% of the cost of borrowing, 1.74% of net expense support and 2.35% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Period from April 13, 2020 (commencement of operations) to December 31, 2020
Class U-2
Per share data:
Net asset value, beginning of period	$25.85		$25.17		$21.79
Income from investment operations:
Net investment income(a)	1.60		1.52		0.76
Net realized and unrealized gains (losses)	(2.13)		0.55		3.62
Total income (loss) from investment operations	(0.53)		2.07		4.38
Less distributions declared to shareholders:
From net investment income	(1.40)		(1.39)		(1.00)
Total distributions	(1.40)		(1.39)		(1.00)
Net asset value, end of period	$23.92		$25.85		$25.17
Total return, excluding expense support(b)(c)	(2.11)%		8.44%		19.71%
Total return, including expense support(c)(d)	(2.11)%		8.44%		19.71%
Ratios to average net assets/supplemental data:
Net assets, end of period	$84,792		$56,851		$12,018
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	5.39	%(i)	3.74	%(i)	4.10%
Expenses, including expense support(e)(f)(g)(h)	5.39	%(i)	3.74	%(i)	4.10%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.83%		3.00%		3.69%
Expenses, including expense support(f)(g)(h)	3.83%		3.00%		3.69%
Net investment income(e)(f)	6.48%		5.98%		4.48%
Portfolio turnover rate(c)	38.16%		43.72%		59.77%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.78% of base management fees, 0.71% of incentive fee, 1.56% of the cost of borrowing and 1.34% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.62% of base management fees, 0.74% of the cost of borrowing and 1.38% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.39% of the cost of borrowing, 0.00% of net expense support and 2.17% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Period from December 21, 2018 (commencement of operations) to October 31, 2019
Class W
Per share data:
Net asset value, beginning of period	$26.03		$25.27		$25.92	$25.44		$25.03
Income from investment operations:
Net investment income(a)	1.62		1.58		1.50	0.25		1.23
Net realized and unrealized gains (losses)	(2.10)		0.57		(0.75)	0.46		0.38
Total income (loss) from investment operations	(0.48)		2.15		0.75	0.71		1.61
Less distributions declared to shareholders:
From net investment income	(1.44)		(1.39)		(1.40)	(0.23)		(1.20)
Total distributions	(1.44)		(1.39)		(1.40)	(0.23)		(1.20)
Net asset value, end of period	$24.11		$26.03		$25.27	$25.92		$25.44
Total return, excluding expense support(b)(c)	(1.91)%		8.73%		3.35%	2.82%		7.00%
Total return, including expense support(c)(d)	(1.91)%		8.73%		3.35%	2.82%		6.25%
Ratios to average net assets/supplemental data:
Net assets, end of period	$32,160		$38,688		$39,831	$39,449		$38,423
Including interest expense:
Expenses, excluding expense support(e)(f)(h)	5.03	%(i)	3.39	%(i)	3.65%	4.28%		4.73%
Expenses, including expense support(e)(f)(g)(h)	5.03	%(i)	3.39	%(i)	3.65%	4.28%		5.47%
Excluding interest expense:
Expenses, excluding expense support(f)(h)	3.53%		2.75%		3.14%	3.59%		3.65%
Expenses, including expense support(f)(g)(h)	3.53%		2.75%		3.14%	3.59%		4.39%
Net investment income(e)(f)	6.45%		6.17%		6.23%	4.97%		5.14%
Portfolio turnover rate	38.16%		43.72%		59.77%	5.42	%(c)	63.58	%(c)

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided or recouped by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided or (recouped) by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized, except for certain non-recurring costs.

(g)  Includes expense support provided or recouped by the adviser.

(h)  For the year ended December 31, 2022, the ratio of operating expenses to average net assets consisted of 1.77% of base management fees, 0.70% of incentive fee, 1.50% of the cost of borrowing and 1.06% of other operating expenses. For the year ended December 31, 2021, the ratio of operating expenses to average net assets consisted of 1.58% of base management fees, 0.06% of incentive fees, 0.64% of the cost of borrowing and 1.11% of other operating expenses. For the year ended December 31, 2020, the ratio of operating expenses to average net assets consisted of 1.54% of base management fees, 0.03% of incentive fees, 0.50% of the cost of borrowing, 0.00% of net expense support and 1.58% of other operating expenses. For the period ended December 31, 2019, the ratio of operating expenses to average net assets consisted of 1.56% of base management fees, 0.68% of the cost of borrowing, 0.00% of net expense support and 2.03% of other operating expenses. For the period ended October 31, 2019, the ratio of operating expenses to average net assets consisted of 1.57% of base management fees, 0.91% of the cost of borrowing, 0.74% of net expense support and 2.24% of other operating expenses.

(i)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to the Financial Statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and October 31, 2019 is shown in the following table. There were no senior securities outstanding as of October 31, 2018 and October 31, 2017.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (Wells Fargo Bank, N.A.)
December 31, 2022	$348,844	$5,299	—	N/A
December 31, 2021	225,664	6,461	—	N/A
December 31, 2020	77,025	6,233	—	N/A
December 31, 2019	19,054	5,383	—	N/A
October 31, 2019	19,397	3,847	—	N/A
Revolving Credit Facility (State Street Bank and Trust Company)
December 31, 2022	$317,201	$5,299	—	N/A
December 31, 2021	176,803	6,461	—	N/A
December 31, 2020	111,283	6,233	—	N/A
December 31, 2019	110,387	5,383	—	N/A
October 31, 2019	144,357	3,847	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2022	$420,000	$81.52	$25.00	N/A
December 31, 2021	300,000	93.11	25.00	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2020, December 31, 2019 and October 31, 2019.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the Preferred Shares and the credit facilities in accordance with Section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund") is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016.

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

The Fund is externally managed by CION Ares Management, LLC (the "Adviser") pursuant to an investment advisory and management agreement. The Adviser was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative investment manager, and CION Investment Group, LLC ("CION") and is controlled by Ares Management. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC ("Ares Operations"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Board of trustees (the "Board") approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019 and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated schedule of investments has been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund and its consolidated subsidiaries. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the Fund's valuation designee to perform the fair value determinations for investments held by the Fund without readily available market quotations.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the Board in accordance with the Adviser's valuation policy (the "Valuation Policy"). The Adviser may utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments in securities are recorded at their fair value. See Note 4 for more information on the Fund's valuation process.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

Collateralized loan obligation ("CLO") equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC 325-40, Beneficial Interest in Securitized Financial Assets.

Dividend Income Recognition

Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. To the extent preferred equity securities contain PIK provisions, PIK dividends, computed at the contractual rate specified in each applicable agreement, are accrued and recorded as dividend income and added to the principal balance of the preferred equity security. PIK dividends added to the principal balance are generally collected upon redemption of the equity security.

Foreign Currency Transactions and Forward Currency Contracts

The Fund's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the exchange rates prevailing at the end of the period; and (ii) purchases and sales of investment securities, income and expense at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the consolidated statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward currency contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency contracts are obtained from an independent pricing source.

Derivative Instruments

The Fund values its derivatives at fair value with the unrealized gains or losses recorded in "net realized and unrealized gains (losses) on investments, from forward currency and derivative contracts" in the consolidated statement of operations.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and such shares are included as a liability on the consolidated statement of assets and liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facilities and mandatory redeemable preferred shares.

Secured Borrowings

The Fund follows the guidance in ASC Topic 860, Transfers and Servicing, when accounting for participations and other partial loan sales. Certain loan sales do not qualify for sale accounting under ASC 860 because these sales do not meet the definition of a "participating interest," as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest or which are not eligible for sale accounting remain as an investment on the consolidated statement of assets and liabilities as required under GAAP and the proceeds are recorded as a secured borrowing. Secured borrowings are carried at fair value and included in "accrued expenses and other payables" in the accompanying consolidated statement of assets and liabilities.

Income Taxes

The Fund has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the consolidated schedule of investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gains distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions may be derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years pursuant to the Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement"). The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that sufficient performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the current term of the Expense Support Agreement on July 31, 2023, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Shareholders' Allocations

The Fund currently offers Class A, Class C, Class I, Class L, Class U, Class U-2 and Class W common shares (See Note 5). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated daily to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04, "Reference Rate Reform (Topic 848)," which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate ("LIBOR") or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-04 are effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, "Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848", which deferred the sunset day of this guidance to December 31, 2024. The Fund is currently evaluating the impact of this guidance on the Fund's consolidated financial statements.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares Management's investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (most recently amended and restated as of May 22, 2020), by and between the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. During the year ended December 31, 2022, the Fund incurred $40,784 of Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon each share class's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on each share class's "average daily net asset value," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus each share class's operating expenses for the quarter and taking into account the Expense Support Agreement. For such purposes, each share class's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administration Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee.

The "catch-up" provision is intended to provide the Adviser with an Incentive Fee of 15% on each share class's pre-incentive fee net investment income when the share class's pre-incentive fee net investment income reaches 1.765% of average daily net asset value in any calendar quarter. During the year ended December 31, 2022, all share classes incurred a total of $20,043 of Incentive Fees.

Prior to May 22, 2020, the Incentive Fee was calculated and payable quarterly in arrears based upon the Fund's (rather than each class's) "pre-incentive fee net investment income" for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. "Adjusted Capital" previously was defined as the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRIP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital. In calculating any Incentive Fee, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

Under the Expense Support Agreement, the Adviser may at its discretion, through the period ending July 31, 2023, reimburse the Fund's operating expenses to the extent that aggregate distributions made to each class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate such that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable class (as defined below) (on an annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with GAAP for investment companies. The Expense Support Agreement was renewed for another year in May 2022 and is set to expire on July 31, 2023, unless renewed by the mutual agreement of the Adviser and the Board. The Expense Support Agreement may be terminated only by the Board on notice to the Adviser. For the year ended December 31, 2022, the Adviser did not provide any expense support and the Fund incurred $166 in Adviser Reimbursement.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Fund received expense support from the Adviser and associated dates through which such expenses are eligible for reimbursement from the Fund.

Fund Level Expense Support

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
January 31, 2017	335	335	—	—	68.82	—	January 31, 2020
April 30, 2017	820	820	—	—	54.97	1.39	April 30, 2020
July 31, 2017	738	738	—	—	37.93	1.39	July 31, 2020
Total	1,893	1,893	—	—

Class A

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	193	193	—	—	9.01	1.39	July 31, 2020
October 31, 2017	592	291	301	—	7.68	1.39	October 31, 2020
January 31, 2018	412	111	301	—	5.42	1.39	January 31, 2021
April 30, 2018	307	118	189	—	4.43	1.39	April 30, 2021
July 31, 2018	282	137	145	—	3.86	1.39	July 31, 2021
October 31, 2018	351	66	285	—	3.15	1.39	October 31, 2021
January 31, 2019	113	72	41	—	1.21	1.39	January 31, 2022
April 30, 2019	10	10	—	—	1.29	1.39	April 30, 2022
Total	2,260	998	1,262	—

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Class C

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	99	99	—	—	5.32	1.39	October 31, 2020
January 31, 2018	174	64	110	—	6.07	1.39	January 31, 2021
April 30, 2018	206	2	204	—	4.94	1.39	April 30, 2021
July 31, 2018	264	21	243	—	4.33	1.39	July 31, 2021
October 31, 2018	313	—	313	—	3.66	1.39	October 31, 2021
January 31, 2019	163	—	163	—	1.96	1.39	January 31, 2022
April 30, 2019	84	84	—	—	2.03	1.39	April 30, 2022
Total	1,303	270	1,033	—

Class I

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	172	172	—	—	4.81	1.39	October 31, 2020
January 31, 2018	246	246	—	—	5.03	1.39	January 31, 2021
April 30, 2018	369	369	—	—	3.84	1.39	April 30, 2021
July 31, 2018	521	521	—	—	3.19	1.39	July 31, 2021
October 31, 2018	779	779	—	—	2.45	1.39	October 31, 2021
January 31, 2019	281	281	—	—	0.96	1.39	January 31, 2022
April 30, 2019	—	—	—	—	—	1.39	April 30, 2022
Total	2,368	2,368	—	—

Class L

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
July 31, 2017	—	—	—	—	—	—	July 31, 2020
October 31, 2017	—	—	—	—	—	—	October 31, 2020
January 31, 2018	—	—	—	—	5.49	1.39	January 31, 2021
April 30, 2018	4	4	—	—	3.54	1.39	April 30, 2021
July 31, 2018	9	9	—	—	3.23	1.39	July 31, 2021
October 31, 2018	16	16	—	—	2.62	1.39	October 31, 2021
January 31, 2019	7	7	—	—	1.46	1.39	January 31, 2022
April 30, 2019	2	2	—	—	1.54	1.39	April 30, 2022
Total	38	38	—	—

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Class U

Three Months Ended	Expense Support from the Adviser ($)	Recoupment of Expense Support ($)	Expense Support No Longer Eligible for Reimbursement ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(a) %	Annualized Distribution Ratios for the Period(b) ($)	Eligible for Reimbursement through
December 31, 2019	27	27	—	—	1.72	1.39	December 31, 2022
Total	27	27	—	—

(a) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the management fees and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(b) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administration Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administration Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administration Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the year ended December 31, 2022 was $1,774. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to an administration agreement between ALPS Fund Services, Inc. ("ALPS") and the Fund, ALPS performs, or administers the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund's shareholders and reports filed with the SEC. In addition, ALPS coordinates the preparation and filing of the Fund's tax returns and generally coordinates the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays ALPS for these services. The total of such expenses incurred by the Fund for the year ended December 31, 2022 was $2,456. These expenses were included in "other expenses" in the consolidated statement of operations.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the Fund. The Fund pays DST for these services. The total of such expenses incurred for the year ended December 31, 2022 was $771. These expenses were included in "other expenses" in the consolidated statement of operations.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, Class L and Class U-2 Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, Class L and Class U-2 Shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class A, Class C, Class L and Class U-2 Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U, Class W and Class U-2 Shares, is authorized under a "Distribution Plan" to pay to ALPS Distributor, Inc. (the "Distributor") a distribution fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U, Class W and Class U-2 shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the Investment Company

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Investment Company Act which permits it to offer multiple classes of shares. Under the Distribution Plan, the Fund pays the Distributor a distribution fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares and Class U-2 Shares, and 0.75% of the average daily net assets attributable to Class U Shares. Some or all of such distribution fees may be paid by the Distributor to certain financial intermediaries.

The Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund or its subsidiaries (for example, the State Street Credit Facility and the Wells Credit Facility, both as defined below), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

(4) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a Valuation Policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Valuation Policy, the Adviser evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Valuation Policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The investments classified as Level 3 (other than as described below in the following paragraph) are typically valued using

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Adviser may also employ other valuation multiples to determine EV, such as revenues. The Adviser may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Adviser considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Adviser depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of December 31, 2022, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	543,303	2,143,841	2,687,144
Subordinated Loans	—	—	37,778	37,778
Corporate Bonds	—	193,043	35,917	228,960
Collateralized Loan Obligations	—	—	208,266	208,266
Common Stocks	2,559	—	43,402	45,961

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Preferred Stocks	—	—	158,819	158,819
Private Asset-Backed Debt	—	—	67,277	67,277
Warrants	—	—	2,444	2,444
Total Investments	2,559	736,346	2,697,744	3,436,649
Derivative Assets:
Forward Currency Contracts	—	143	—	143
Purchased Equity Options	375	—	—	375
	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Credit Default Swaps	—	264	—	264
Derivative Liabilities:
Corporate Bonds Sold Short	—	(1,291)	—	(1,291)
Forward Currency Contracts	—	(10,903)	—	(10,903)
Written Equity Options	(100)	—	—	(100)
Credit Default Swaps	—	(758)	—	(758)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2022:

	Senior Loans ($)	Subordinated Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Preferred Stocks ($)	Private Asset Backed Debt ($)	Real Estate Debt ($)	Warrants ($)	Total ($)
Balance as of December 31, 2021	1,390,028	15,827	12,890	202,700	24,558	102,455	19,843	3,431	2,821	1,774,553
Purchases	1,221,787	23,937	21,841	67,033	8,383	76,897	66,252	508	6	1,486,644
Sales and principal redemptions	(378,502)	(315)	(60)	(31,325)	(2,859)	(9,246)	(14,331)	(3,961)	(1)	(440,600)
Net realized and unrealized gains (losses)	(86,937)	9	(1,945)	(30,220)	13,320	(11,287)	(4,580)	28	(382)	(121,994)
Accrued discounts (premiums)	4,832	123	32	78	—	—	93	(6)	—	5,152
Transfers in to Level 3(a)	7,255	1,164	3,159	—	—	—	—	—	—	11,578
Transfers out of Level 3(a)	(14,622)	(2,967)	—	—	—	—	—	—	—	(17,589)
Balance as of December 31, 2022	2,143,841	37,778	35,917	208,266	43,402	158,819	67,277	—	2,444	2,697,744
Net change in unrealized gains (losses) from investments held at December 31, 2022	(83,637)	14	(2,071)	(27,875)	12,593	(11,130)	(1,197)	—	(382)	(113,685)

(a) Investments were transferred into and out of Level 3 during the year ended December 31, 2022. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of December 31, 2022.

	Fair Value ($)	Primary Valuation Techniques	Inputs	Estimated Range	Weighted Average(a)
Investment in securities
Senior Loans	2,062,570	Yield Analysis	Market Yield	5.0% - 32.4%	11.9%
Senior Loans	81,271	Broker Quotes	N/A	N/A	N/A
Subordinated Loans	37,778	Yield Analysis	Market Yield	10.8% - 14.1%	12.3%
Corporate Bonds	18,568	Yield Analysis	Market Yield	13.5% - 16.3%	14.4%
Corporate Bonds	17,349	Broker Quotes	N/A	N/A	N/A
Collateralized Loan Obligations	208,266	Broker Quotes	N/A	N/A	N/A
Common Stocks	43,402	EV Market Multiple Analysis	EBITDA Multiple	3.1x - 52.1x	15.7	x
Preferred Stock	158,819	EV Market Multiple Analysis	EBITDA Multiple	6.0x - 40.6x	16.3	x
Private Asset-Backed Debt	44,507	Income (Other)	Constant Default Rate, Constant Prepayment Rate, Recovery Rate, Collection Rate	2.5% - 44.2% 0.0%- 42.0% 0.0% - 65.0% 48.0% - 96.3%	13.7 32.9% 49.9% 79.3%	%
Private Asset-Backed Debt	22,770	Transaction Cost	Recent Transaction Price	99.0	99.0
Warrants	2,444	EV Market Multiple Analysis	EBITDA Multiple	7.3x - 11.5x	9.6	x
Total Level 3 Investments	2,697,744

(a) Weighted averages are calculated based on fair value of investments.

Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Fund's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund's investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying and fair values of the Fund's senior secured revolving credit facilities and mandatory redeemable preferred shares as of December 31, 2022.

	Carrying Value ($)	Fair Value ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Wells Credit Facility(a)	348,844	348,844	—	348,844	—
State Street Credit Facility(a)	317,201	317,201	—	317,201	—
Series A Mandatory Redeemable Preferred Shares(b)	59,527	60,000	—	60,000	—
Series B Mandatory Redeemable Preferred Shares(b)	89,257	90,000	—	90,000	—
Series C Mandatory Redeemable Preferred Shares(b)	148,644	150,000	—	150,000	—
Series D Mandatory Redeemable Preferred Shares(b)	54,398	55,000	—	55,000	—
Series E Mandatory Redeemable Preferred Shares(b)	64,202	65,000	—	65,000	—
	1,082,073	1,086,045	—	1,086,045	—

(a) The Wells Credit Facility and the State Street Credit Facility, both as defined below, carrying values are the same as the principal amounts outstanding.

(b) The liquidation preference of the mandatory redeemable preferred shares approximates its fair value.

(5) Common Stock

The Fund, pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C, and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

became effective. On November 15, 2018, the Fund's registration statement offering Class U shares became effective and on November 30, 2018 the Fund's registration statement offering Class W shares became effective. On March 31, 2020, the Fund's registration statement offering Class U-2 shares became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,408	61,207
Common shares issued	458	11,939
Reinvestment of distributions	38	928
Common shares redeemed	(438)	(11,568)
Common shares outstanding — end of period	2,466	62,506
Class C	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	3,015	76,979
Common shares issued	251	9,867
Reinvestment of distributions	83	2,041
Common shares redeemed	(239)	(9,508)
Common shares outstanding — end of period	3,110	79,379
Class I	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	51,483	1,311,499
Common shares issued	31,333	792,673
Reinvestment of distributions	999	24,844
Common shares redeemed	(8,373)	(207,867)
Common shares outstanding — end of period	75,442	1,921,149
Class L	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	381	9,687
Common shares issued	57	1,452
Reinvestment of distributions	18	448
Common shares redeemed	(16)	(403)
Common shares outstanding — end of period	440	11,184
Class U	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	13,359	335,233
Common shares issued	3,298	82,718
Reinvestment of distributions	656	16,219
Common shares redeemed	(1,075)	(26,911)
Common shares outstanding — end of period	16,238	407,259
Class U-2	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	2,199	55,613
Common shares issued	1,319	33,378
Reinvestment of distributions	138	3,392
Common shares redeemed	(112)	(2,891)
Common shares outstanding — end of period	3,544	89,492
Class W	For the Year Ended December 31, 2022
	Shares	Amount ($)
Common shares outstanding — beginning of period	1,486	38,185
Common shares issued	—	—
Reinvestment of distributions	58	1,459
Common shares redeemed	(210)	(5,354)
Common shares outstanding — end of period	1,334	34,290

Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Board in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

The following table summarizes the share repurchases completed during the year ended December 31, 2022:

Three Months Ended	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchased Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
December 31, 2021	January 13, 2022	1,344	26.03	$34,974	3,787	5.00%	1.77%
March 31, 2022	April 14, 2022	2,145	25.78	55,301	4,477	5.00%	2.40%
June 30, 2022	July 14, 2022	3,397	24.38	82,822	4,836	5.00%	3.51%
September 30, 2022	October 13, 2022	3,578	24.29	86,905	5,009	5.00%	3.57%
Total		10,464		$260,002

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facilities), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

State Street Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "State Street Credit Facility"), that allows the Fund to borrow up to $400,000 at any one time outstanding. The State Street Credit Facility stated maturity date is August 25, 2024. Under the State Street Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain restricted payments and (c) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund and its consolidated subsidiaries (subject to certain exceptions) of not less than 2:1. These covenants are subject to important limitations and exceptions that are described in the documents governing the State Street Credit Facility. Amounts available to borrow under the State Street Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2022, the Fund was in compliance with the terms of the State Street Credit Facility. See Note 12 for a subsequent event relating to the State Street Credit Facility.

As of December 31, 2022, there was $317,201 outstanding under the State Street Credit Facility. Since August 25, 2022, the interest rate charged on the State Street Credit Facility is based on an applicable SOFR rate plus a credit spread adjustment of 0.10% and an applicable spread of 1.00% (as defined in the agreements governing the State Street Credit Facility). Prior to August 25, 2022, the interest rate charged on the State Street Credit Facility was based on an applicable LIBOR rate plus an applicable spread of 1.00% (as defined in the agreements governing the State Street Credit Facility). The Fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the State Street Credit Facility.

For the year ended December 31, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the State Street Credit Facility were as follows:

For the Year Ended December 31, 2022 ($)
Stated interest expense	10,080
Unused commitment fees	1,926
Amortization of debt issuance costs	1,168
Total interest and credit facility fees expense	13,174
Average stated interest rate	3.72%
Average outstanding balance	270,720

Wells Credit Facility

The Fund and one of the Fund's consolidated subsidiaries, CADEX Credit Financing, LLC (the "Financing Sub"), are party to a revolving funding facility (as amended, the "Wells Credit Facility"), that allows the Financing Sub to borrow up to $850,000 at any one time outstanding. The Wells Credit Facility is secured by all of the assets held by, and the membership interest in, the Financing Sub. The end of the

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

reinvestment period and the stated maturity date for the Wells Credit Facility are November 16, 2024 and November 16, 2026, respectively.

Amounts available to borrow under the Wells Credit Facility are subject to a borrowing base that applies different advance rates to different types of assets held by the Financing Sub. The Financing Sub is also subject to limitations with respect to the loans securing the Wells Credit Facility, including restrictions on loan size, borrower domicile, payment frequency and status, collateral interests, and loans with fixed rates, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Fund and the Financing Sub are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Wells Credit Facility. As of December 31, 2022, the Fund and the Financing Sub were in compliance with the terms of the Wells Credit Facility.

As of December 31, 2022, there was $348,844 outstanding under the Wells Credit Facility. Since May 19, 2022, the interest rate charged on the Wells Credit Facility is based on an applicable SOFR rate plus a credit spread adjustment of 0.10% and an applicable spread of 2.00% (as defined in the agreements governing the Wells Credit Facility). Prior to May 19, 2022, the interest rate charged on the Wells Credit Facility was based on an applicable LIBOR rate plus an applicable spread of 2.00% (as defined in the agreements governing the Wells Credit Facility). The Financing Sub is also required to pay a commitment fee of between 0.50% and 1.25% per annum depending on the size of the unused portion of the Wells Credit Facility.

For the year ended December 31, 2022, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Wells Credit Facility were as follows:

For the Year Ended December 31, 2022 ($)
Stated interest expense	8,003
Unused commitment fees	296
Amortization of debt issuance costs	596
Total interest and credit facility fees expense	8,895
Average stated interest rate	2.86%
Average outstanding balance	280,161

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 2,400 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $60,000, 3,600 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $90,000, 6,000 shares of Series C Mandatory Redeemable Preferred Shares (the "Series C MRP Shares") for gross proceeds of $150,000, 2,200 shares of Series D Mandatory Redeemable Preferred Shares (the "Series D MRP Shares") for gross proceeds of $55,000 and 2,600 shares of Series E Mandatory Redeemable Preferred Shares (the "Series E MRP Shares" and together with the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares and Series D MRP Shares, the "MRP Shares") for gross proceeds of $65,000. Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $420,000.

The redemption date for the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series D MRP Shares and Series E MRP Shares are July 30, 2026, September 30, 2026, September 30, 2028, January 6, 2027 and January 6, 2032, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.68% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP shares have a dividend rate of 3.07% per annum, payable quarterly, with a redemption date of seven years from issuance. The Series D MRP Shares have a dividend rate of 2.96% per annum, payable quarterly, with a redemption date of five years from issuance. The Series E MRP Shares have a dividend rate of 3.48% per annum, payable quarterly,with a redemption date of ten years from issuance. The weighted average dividend rate for the MRP shares is 2.98% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date.

The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividends to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage of at least 200%. As of December 31, 2022, the Fund was in compliance with the terms applicable to the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2022 was as follows:

	Series A MRP Shares	Series B MRP Shares	Series C MRP Shares	Series D MRP Shares	Series E MRP Shares
Shares outstanding — beginning of period	2,400	3,600	6,000	—	—
Shares issued	—	—	—	2,200	2,600
Shares repurchased	—	—	—	—	—
Shares outstanding — end of period	2,400	3,600	6,000	2,200	2,600

The Fund's MRP Shares balance as of December 31, 2022 were as follows:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Series D MRP Shares ($)	Series E MRP Shares ($)	Total ($)
Principal amount	60,000	90,000	150,000	55,000	65,000	420,000
Unamortized issuance cost	(473)	(743)	(1,356)	(602)	(798)	(3,972)
Carrying value	59,527	89,257	148,644	54,398	64,202	416,028

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fee expense on the consolidated statement of operations and in interest and facility fees payable on the consolidated statement of assets and liabilities. The table below summarizes the components of interest expense, the effective dividend rates and cash paid on the Fund's MRP Shares for the year ended December 31, 2022:

	Series A MRP Shares ($)	Series B MRP Shares ($)	Series C MRP Shares ($)	Series D MRP Shares ($)	Series E MRP Shares ($)	Total ($)
Stated dividends	1,612	2,418	4,618	1,609	2,237	12,494
Amortization of issuance costs	132	198	236	148	87	801
Total interest expense	1,744	2,616	4,854	1,757	2,324	13,295
Weighted average stated dividend rate	2.68%	2.68%	3.07%	2.96%	3.48%	2.98%
Cash paid for dividends	1,608	2,613	4,988	1,221	1,697	12,127

(8) Investment Transactions

For the year ended December 31, 2022, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations and derivatives, were as follows:

For the Year Ended December 31, 2022 ($)
Cost of investments purchased	2,427,474
Proceeds from the sale of investments	1,249,640

(9) Derivative Instruments

The Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the consolidated statement of assets and liabilities. The changes in the fair value are included in the consolidated statement of operations during the current year. Purchases of derivative contracts and proceeds from the sale of derivative contracts, as disclosed in the consolidated statement of cash flows, are indicative of the volume of derivative activity during the year ended December 31, 2022. The Fund is exposed to certain risks relating to its ongoing operations; the primary risks managed by using derivative instruments are market risk, credit risk, and foreign exchange risk. Additionally, the Fund holds certain derivative instruments for investment purposes. As of or during the year ended December 31, 2022, the Fund held the following instruments meeting the definition of a derivative instrument: forward currency contracts, credit default swaps and equity options.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Forward Currency Contracts

The Fund enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Fund's investments denominated in foreign currencies. As of December 31, 2022, the counterparty to these forward currency contracts was Goldman Sachs.

Forward currency contracts are considered undesignated derivative instruments.

Equity Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The Fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the Fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The premium received by the Fund for option contracts written is recorded as a liability. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. The Fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized gains or losses occurring during the holding period of purchased options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations. Net unrealized gains or losses occurring during the holding period of written options contracts are included in the "net realized gains or losses on derivative contracts" in the accompanying consolidated statement of operations.

Credit Default Swaps

The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the consolidated statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

The Fund's derivative contracts are subject to either International Swaps and Derivatives Association Master Agreements, or futures contracts/OTC addenda which contain certain covenants and other provisions that, if violated, may require the Fund to post collateral on derivatives if the Fund is in a net liability position with its counterparties exceeding certain amounts. As of December 31, 2022, there are no derivative instruments with credit-risk-related contingent features that are in a net liability position after taking into effect permissible offsetting. Additionally, OTC derivative counterparties may immediately terminate these agreements and the related derivative contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages or amounts. As of December 31, 2022, the termination values of these derivative contracts were approximately equal to their fair values.

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Certain information related to the Fund's derivative instruments as of December 31, 2022 is presented below.

Derivative Instrument	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract		€2,076	1/5/2023	$142	$—	Derivatives
Foreign currency forward contract		€(1,546)	1/5/2023	—	(128)	Derivatives
Foreign currency forward contract		€(497)	1/5/2023	—	(48)	Derivatives
Foreign currency forward contract	CAD	(11,645)	1/18/2023	—	(86)	Derivatives
Foreign currency forward contract		£(605)	1/27/2023	—	(32)	Derivatives
Foreign currency forward contract	AUD	(7,935)	1/27/2023	—	(417)	Derivatives
Foreign currency forward contract	DKK	(3,965)	1/27/2023	—	(255)	Derivatives
Foreign currency forward contract	NOK	(548)	1/27/2023	—	(29)	Derivatives
Foreign currency forward contract	SEK	(14,061)	1/27/2023	—	(583)	Derivatives
Foreign currency forward contract		€(56,454)	1/27/2023	—	(3,591)	Derivatives
Foreign currency forward contract	NZD	(11,207)	1/27/2023	—	(1,078)	Derivatives
Foreign currency forward contract		£(86,050)	1/27/2023	—	(3,713)	Derivatives
Foreign currency forward contract	CAD	(4,639)	1/27/2023	—	(21)	Derivatives
Foreign currency forward contract	PLN	(3,119)	1/27/2023	—	(303)	Derivatives
Foreign currency forward contract		£(1,699)	1/27/2023	—	(77)	Derivatives
Foreign currency forward contract		£(2,189)	1/27/2023	—	(155)	Derivatives
Foreign currency forward contract		£(1,513)	1/27/2023	—	(10)	Derivatives
Foreign currency forward contract		£(161)	1/27/2023	1	—	Derivatives
Foreign currency forward contract	CAD	(77)	1/27/2023	—	(1)	Derivatives
Foreign currency forward contract		€(221)	1/27/2023	—	(3)	Derivatives
Foreign currency forward contract	CAD	(170)	1/27/2023	—	(2)	Derivatives
Foreign currency forward contract	CAD	(151)	1/27/2023	—	(2)	Derivatives
Foreign currency forward contract		€(1,618)	1/27/2023	—	(14)	Derivatives
Foreign currency forward contract	SEK	(1,782)	9/15/2023	—	(119)	Derivatives
Foreign currency forward contract	SEK	(4,013)	9/15/2023	—	(89)	Derivatives
Foreign currency forward contract		€(757)	10/27/2023	—	(8)	Derivatives
Foreign currency forward contract		€(2,117)	10/27/2023	—	(139)	Derivatives
SPDR Blackstone Senior Loan ETF		$40,900	2/17/2023	375	—	Derivatives
USD Call/EUR Put		$5,000	1/13/2023	—	—	Derivatives
SPDR Blackstone Senior Loan ETF		$(40,900)	2/17/2023	—	(100)	Derivatives
CDX.NA.HY S35 5Y Tranche 15-25		$6,779	12/20/2025	—	(200)	Derivatives
CMBX.NA.BBB- S9		$1,030	9/17/2058	194	—	Derivatives
UBER CDS USD SR 5Y		$(900)	6/20/2027	70	—	Derivatives
Fortress BSL XIX WH Bespoke CDX 15-25 Aug 2025		$(5,583)	8/15/2025	—	—	Derivatives
				$782	$(11,203)
Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

Net realized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2022 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2022 ($)
Forward currency contract	Net realized gains on derivative contracts	34,397
Written options	Net realized losses on derivative contracts	(640)
Credit default swaps	Net realized gains on derivative contracts	77
Total		33,834

Net unrealized gains (losses) on derivative instruments recognized by the Fund for the year ended December 31, 2022 are in the following locations in the consolidated statement of operations:

Derivative Instrument	Statement Location	For the Year Ended December 31, 2022 ($)
Forward currency contract	Net unrealized losses on derivative contracts	(12,893)
Purchased options	Net unrealized gains on derivative contracts	645
Written options	Net unrealized losses on derivative contracts	(937)
Credit default swaps	Net unrealized gains on derivative contracts	241
Total		(12,944)

Offsetting Arrangements

Although the Fund generally presents derivative and other financial instruments on a gross basis in the consolidated statement of assets and liabilities, certain derivative and other financial instruments are subject to enforceable master netting arrangements with certain counterparties which allow for the derivative and other financial instruments to be offset.

The following table presents the rights of offset and related arrangements associated with the Fund's derivative instruments as of December 31, 2022:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amount of Recognized Assets (Liabilities)	Gross Amount Offset in Assets (Liabilities)	Net Amounts of Assets (Liabilities) Presented	Financial Instrument	Collateral (Received) Pledged	Net Amount
Assets:
Goldman Sachs:
Forward Foreign Currency Contracts	$143	$—	$143	$(143)	$—	$—
Total	$143	$—	$143	$(143)	$—	$—
Liabilities:
Goldman Sachs:
Forward Foreign Currency Contracts	$(10,903)	$—	$(10,903)	$143	$10,760	$—
Credit Default Swap Agreements	(120)	—	(120)	—	120	—
Total	$(11,023)	$—	$(11,023)	$143	$10,880	$—

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

(10) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	December 31, 2022 ($)	December 31, 2021 ($)
Ordinary income	146,774	74,910
Capital gain	—	—
Return of capital	—	—

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses for book but not tax, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2022, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently the Fund incurred U.S. federal excise taxes of $2,133.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the consolidated statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2022:

December 31, 2022 ($)
Additional paid-in capital/(reduction)	(2,077)
Accumulated overdistributed earnings	2,077

As of December 31, 2022, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

As of December 31, 2022, the components of accumulated earnings on a tax basis were as follows:

December 31, 2022 ($)
Undistributed ordinary income	78,021
Accumulated capital and other losses	(29,615)
Net unrealized depreciation	(180,314)
Other cumulative effect of timing differences	(2,365)
Total accumulated loss	(134,273)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2022 ($)
Short-Term	16,522
Long-Term	13,093

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2022. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the consolidated statement of operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

(11) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest directly or indirectly through its investments in CDOs, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund currently intends to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates, SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR and Reference Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. As of the date of this annual report, USD LIBOR is available in five settings (overnight, one-month, three-month, six-month and 12-month). The ICE Benchmark Administration ("IBA") has stated that it will cease to publish all remaining USD LIBOR settings immediately following their publication on June 30, 2023, absent subsequent action by the relevant authorities. As of January 1, 2022, all non-USD LIBOR reference rates in all settings ceased to be published. There can be no assurance that non USD synthetic LIBOR or USD LIBOR will remain available in the future.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee (the "ARRC"), a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financing Rate, ("SOFR") as its preferred alternative rate for LIBOR. On December 6, 2021, the ARRC released a statement selecting and recommending forms of SOFR, along with associated spread adjustments and conforming changes, to replace references to 1-week and 2-month USD LIBOR. We expect that a substantial portion of our future floating rate investments will be linked to SOFR. At this time, it is not possible to predict the effect of the transition to SOFR. Although there have been an increasing number of issuances utilizing SOFR or the Sterling Over Night Index Average ("SONIA") (the GBP-LIBOR nominated replacement alternative reference rate that is based on transactions), it is unknown whether SOFR or any other alternative reference rates will attain market acceptance as replacements for LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative reference rates that may be established, the transition from LIBOR may disrupt the overall financial markets and adversely affect the market for LIBOR-based securities, including the Fund's portfolio of LIBOR indexed, floating rate debt securities, or the cost of the Fund's borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value and/or transferability of the LIBOR indexed, floating rate debt securities in the Fund's portfolio, or the cost of the Fund's borrowings.

Additionally, if as currently expected LIBOR ceases to exist, the Fund may need to renegotiate the credit agreements extending beyond June 30, 2023 with its credit facility lenders and portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with SOFR or other alternative reference rates, which could require us to incur significant time and expense and may subject the Fund to disputes or litigation over the appropriateness or comparability to the relevant replacement reference index.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. The Fund's investments may not be readily marketable and may be subject to restrictions on resale. Generally, the Fund's investments are not listed on any national securities exchange and no active trading market may exist. When a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by the Adviser or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as ("high yield") securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The UK ceased to be a member state of the EU on January 31, 2020 commonly referred to as "Brexit," and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the

Annual Report 2022

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2022

(in thousands, except per share data, percentages and as otherwise noted)

broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption Risk

Certain of the Fund's portfolio companies' businesses could be adversely affected by the effects of health pandemics or epidemics, including the ongoing COVID-19 global pandemic, the evolution of which continues to be uncertain. Recurring COVID-19 outbreaks around the world have heightened concerns relating to new and potentially more dangerous virus variants, which, if transmitted around the globe could lead to the re-introduction of restrictions that were in place in 2020,

2021, and to a lesser extent in 2022, or even the adoption of other more strict measures to combat outbreaks. Another severe outbreak of COVID-19 or another pandemic can disrupt the Fund's and the Fund's portfolio companies' businesses and materially and adversely impact the Fund's and/or the Fund's portfolio companies' financial results.

The COVID-19 pandemic contributed to certain conditions associated with the current macroeconomic environment and caused significant disruptions and instabilities in the global and U.S. financial markets or deteriorations in credit and financing conditions. A resurgence of COVID-19 or another pandemic with effects similar to those of COVID-19 may adversely affect the Fund's and the Fund's portfolio companies' liquidity positions.

(12) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the year ended December 31, 2022, except as discussed below:

In February 2023, the Fund commenced a private offering of preferred stock to certain institutional investors.

The following common share distributions were declared for January and February 2023.

	Class A	Class C	Class I	Class L	Class U	Class U-2	Class W
January 2023
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	January 31, 2023	January 31, 2023	January 31, 2023	January 31, 2023	January 31, 2023	January 31, 2023	January 31, 2023
Monthly Per Share Amount	$0.14309600	$0.12655130	$0.14951920	$0.13853590	$0.13259630	$0.13259630	$0.13853590
February 2023
Record Date	Daily	Daily	Daily	Daily	Daily	Daily	Daily
Payable Date	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023
Monthly Per Share Amount	$0.12924800	$0.11430440	$0.13504960	$0.12512920	$0.11976440	$0.11976440	$0.12512920

Annual Report 2022

CION Ares Diversified Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of CION Ares Diversified Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Ares Diversified Credit Fund (the "Fund"), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the two years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the two years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2016.

Los Angeles, California
March 1, 2023

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information

December 31, 2022

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for the first quarter and the third quarter of each fiscal year on SEC Form N-PORT. The Fund's Form N-PORT reports are available (1) without charge, upon request, by calling 1-877-855-3434; and (2) on the SEC's website at http://www.sec.gov.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRIP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Plan of Distribution

ALPS Distributors, Inc. located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell an unlimited number of common shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or its affiliates, in the Adviser's discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of additional compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the financial intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Investment Adviser

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common shares of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

•  We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto 1972	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein 1967	Trustee	2016	Partner of Ares Management Corporation; Co-President, Ares Capital Corporation	1	Ares Strategic Income Fund
Michael A. Reisner 1970	Trustee	2016	Co-Chief Executive Officer and Co-President, CION Investment Group, LLC and Co-Chief Executive Officer, CION Investment Corporation; Director, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs 1959	Trustee and Chairman of the Board	2016	Partner of Ares Management Corporation	1	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
Elaine Orr 1966	Trustee	2022	From 2018 to 2019, Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	1	Ares Dynamic Credit Allocation Fund; Engine No. 1; San Mateo County Employees' Retirement System; Federated City Employees' Retirement System
Jeffrey Perlowitz 1956	Trustee	2020	Prior to 2016, Managing Director, Citigroup, Inc.	1	PennyMac Financial Services, Inc.
John Joseph Shaw 1951	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector 1942	Trustee	2016	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management, LLC (private equity)	1	The Private Bank of California (2007-2013); Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz 1968	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

(3)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John Atherton 1981	Vice President and Assistant Secretary	2018

Mr. Atherton is a Managing Director and Associate General Counsel, Europe in the Ares Legal Department. Prior to joining Ares in 2018, Mr. Atherton was General Counsel, Private Investment Structures at Schroder Adveq.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation ("ARCC"), General Counsel and Secretary of Ares Strategic Income Fund ("ASIF") and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and of Ares Dynamic Credit Allocation Fund, Inc. ("ARDC"), a NYSE-listed, closed end fund managed by an affiliate of Ares. Mr. Bloomstein joined Ares in 2006.

Michael Dennis 1976	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Additionally, Mr. Dennis serves as a member of the Executive Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Dennis joined Ares in 2007.

Kevin Early 1971	Vice President	2017	Mr. Early is a Partner, European Chief Financial Officer in the Ares Finance and Accounting Department. Mr. Early joined Ares in 2012.
Anton Feingold 1980	Vice President and Assistant Secretary	2016

Mr. Feingold is a Partner and Associate General Counsel in the Ares Legal Group and Assistant Secretary of Ares Management Corporation. He also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Ian Fitzgerald 1975	General Counsel and Secretary Vice President and Assistant Secretary	2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, he serves as General Counsel and Secretary of ARDC and Chief Legal Officer, General Counsel and Secretary of Ares Private Markets Fund ("APMF"). He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

Mark Gatto 1972	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CION Investment Corp. ("CIC"), a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Mitch Goldstein 1967	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Executive Management Committee of Ares Management. He additionally serves as Co-President of ARCC and an interested trustee and Co-Chief Executive Officer of ASIF. He is a member of the Ares Credit Group's U.S. Direct Lending, Pathfinder, Pathfinder Core and Commercial Finance Investment Committees and Ivy Hill Asset Management Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Blair Jacobson 1972	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Executive Management Committee of Ares Management and the Ares Diversity, Equity and Inclusion Council. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. He joined Ares in 2012.

Annual Report 2022

CION Ares Diversified Credit Fund

Additional Information (continued)

December 31, 2022

Executive Officers

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keith Kooper 1975	Vice President and Assistant Secretary	2016

Mr. Kooper is a Partner and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper joined Ares in 2013.

Scott Lem 1977	Chief Financial Officer Treasurer	2019 2016-2019

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance and Accounting Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. Mr. Lem also serves as Chief Financial Officer of ARDC and Chief Financial Officer and Treasurer of ASIF. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or investment funds managed by Ares Management and its affiliates. Mr. Lem joined Ares in 2003.

Greg Margolies 1966	Vice President	2016

Mr. Margolies is a Partner in the Ares Credit Group. Additionally, Mr. Margolies serves as a member of the Ares Credit Group's Alternative Credit Investment Committee, the ARDC Investment Committee and the Ares Private Equity Group's Special Opportunities Investment Committee and is on the Board of Directors of the Ares Charitable Foundation. Mr. Margolies joined Ares in 2009.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	2021

Ms. Morgan is a Managing Director and Head of Regulatory Compliance in the Ares Compliance Department. She also serves as the Chief Compliance Officer of ARCC, APMF, ASIF and ARDC. Ms. Morgan joined Ares in 2017.

Michael Reisner 1970	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as Co-Chief Executive Officer of CIC, a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Penni F. Roll 1965	Treasurer Chief Financial Officer	2019 2016-2019

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC and is Treasurer of ARDC. She is also a Vice President of ASIF, Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM's General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Ms. Roll joined Ares in 2010.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	2019

Ms. Sagati Aghili is a Partner, General Counsel and Secretary of Ares Management. She is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of ARCC, ASIF, ARDC and APMF. Prior to being named the firm's General Counsel in 2020, Ms. Sagati Aghili served in a variety of roles at Ares Management, including most recently as Co-General Counsel, Deputy General Counsel and General Counsel of Private Equity. Ms. Sagati Aghili joined Ares in 2009.

Greg Schill 1981	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Annual Report 2022

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Annual Report 2020

(b) Not applicable.

Item 2. Code of Ethics.

(a)            CION Ares Diversified Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)            The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)            There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)            Not applicable.

(f)            The registrant’s Code of Ethics is attached herewith as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)       The Board of Trustees of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)       The names of the audit committee financial experts as of the date of filing of this Form N-CSR are John Joseph Shaw and Elaine Orr. Both Mr. Shaw and Ms. Orr have been deemed to be “independent” for the purpose of this Item because he or she is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $361,140 and $306,900, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)            Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $43,700 and $42,100, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2021, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)            Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, E&Y billed the Fund aggregate fees of $26,000 and $36,440, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)            All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)       Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2022 and December 31, 2021, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2022 and December 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)            Not applicable.

(g)            For the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)            E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)            The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are Jeffrey Perlowitz, Elaine Orr, John Joseph Shaw, Bruce H. Spector and Mark R. Yosowitz.

(b)            Not applicable.

Item 6. Investments.

(a)            Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund are as follows:

Mitch Goldstein

Partner, Co-Head of the Ares Credit Group and Portfolio Manager (since inception)

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. Mr. Goldstein serves as a Vice President, interested trustee and Portfolio Manager of the Fund. He additionally serves as Co-President of Ares Capital Corporation and Co-Chief Executive Officer and interested trustee of Ares Strategic Income Fund. He is a member of the Ares Credit Group's U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees and the Ares Infrastructure Debt Investment Committee. Prior to joining Ares Management in May 2005, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting and received an M.B.A. from Columbia University's Graduate School of Business.

Greg Margolies

Partner, Head of Markets and Portfolio Manager (since inception)

Mr. Margolies is a Partner in the Ares Credit Group and is Vice President of the Fund. Additionally, Mr. Margolies serves as a member of the Ares Credit Group's Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee, the Ares Private Equity Group's Special Opportunities Investment Committee and is on the Board of Directors of the Ares Charitable Foundation. Prior to joining Ares in 2009, Mr. Margolies served as a Managing Director and Global Head of Leveraged Finance and Capital Commitments at Merrill Lynch & Co. and was a member of the Executive Committee for Merrill Lynch's Global Investment Banking Group. Previously, Mr. Margolies was Co-Head of the DB Capital Mezzanine Fund. Mr. Margolies serves on the Board of Directors for the International Organization for Women and Development and the Advisory Council for University of Michigan's Life Science Institute. Mr. Margolies holds a B.A. from the University of Michigan in International Economics and Finance and an M.B.A. from the University of Pennsylvania Wharton School of Business.

(a)(2)  As of December 31, 2022, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Mitch Goldstein	Registered investment companies	2	$27,090	2	$27,090
	Other pooled investment vehicles	4	$20,041	4	$20,041
	Other accounts	25	$18,128	22	$13,161

Greg Margolies	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$2,228	2	$2,228
	Other accounts	3	$1,758	3	$1,758

Material Conflicts of Interest:

The Fund’s executive officers and trustees, and the employees of CION Ares Management, LLC (“CAM” or the “Advisor”) and Ares Capital Management II LLC (“Ares Capital” and collectively with CAM, the “Advisors”), serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares- or CION Investment Group, LLC (“CION”)-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisors), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisors and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Advisor affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Advisors may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order Ares received from the SEC (the “Order”). Co-investments made under the Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment transaction.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, we may not be able to structure our investment portfolio in the manner desired. Although the Advisors endeavor to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

From time to time, the Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisors affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund’s creditworthiness.

The Advisors are paid a fee based on a percentage of the Fund’s Managed Assets. The participation of the Advisors’ investment professionals in the valuation process could therefore result in a conflict of interest. The Advisors also may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets or the yield of the Fund and, accordingly, the Management Fees or Incentive Fees (as such terms are defined in the Fund’s Prospectus) received by the Advisors. Certain other Ares-advised funds pay the Advisors or their affiliates performance-based compensation, which could create an incentive for the Advisors or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by Advisors’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares Capital’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Advisors it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Advisors or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Ares Capital’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4)  Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2022.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mitch Goldstein	None
Greg Margolies	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	March 10, 2023

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

Date:	March 10, 2023

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer

Date:	March 10, 2023

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 10, 2023